As filed with the U.S. Securities and Exchange Commission on April 26, 2021
1933 Act Registration No. 333-76152
1940 Act Registration No. 811-08174

SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM N-6
REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933	☒
Pre-Effective Amendment No.	☐
Post-Effective Amendment No. 21	☒
and/or
REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940	☒
Amendment No. 21	☒

Thrivent Variable Insurance Account A
(Exact Name of Registrant)
Thrivent Financial for Lutherans
(Name of Depositor)
600 Portland Avenue South, Suite 100
Minneapolis, Minnesota 55415
(Address of Principal Executive Offices)
Depositor’s Telephone Number, including Area Code: 920-628-4045
Heather J. Thenell, JD
Director, Senior Counsel
Thrivent Financial for Lutherans
4321 North Ballard Road
Appleton, WI 54919
(Name and Address of Agent for Service) It is proposed that this filing will become effective:
☐	immediately upon filing pursuant to paragraph (b) of Rule 485
☒	on April 30, 2021 pursuant to paragraph (b) (1) of Rule 485
☐	60 days after filing pursuant to paragraph (a)(1) of Rule 485
☐	on (date) pursuant to paragraph (a)(1) of Rule 485
If appropriate, check the following box:
☐	this post-effective amendment designates a new effective date for a previously filed post-effective amendment

Thrivent Flexible Premium Variable Life Insurance

Thrivent Variable Insurance Account A
Statutory Prospectus
April 30, 2021
This prospectus describes key features of an individual variable life insurance contract (the “Contract”) previously offered by Lutheran Brotherhood between 1994 and 2002 and by Thrivent Financial for Lutherans ("Thrivent") between 2002 and 2003. The Contract is a long-term investment designed to provide significant life insurance benefits. Even though we no longer issue new Contracts on this form as described in this prospectus, the Contract Owner (“you”) may continue to allocate Net Premiums among investment alternatives with different investment objectives and make changes including increases in coverage pursuant to the terms of the Contract.
--------------------------------------------------------------------------------------------------------------------------------------------
Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the shareholder reports for Portfolios available under your Contract will no longer be sent by mail, unless you specifically request paper copies of the reports from Thrivent or from your financial professional. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.
If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from Thrivent electronically by signing up for electronic delivery on our website at www.thrivent.com/gopaperless.
You may elect to receive all future reports in paper free of charge. You can inform Thrivent that you wish to continue receiving paper copies of your shareholder reports by calling our Service Center at 1-800-847-4836. Your election to receive reports in paper will apply to all Subaccounts available under your Contract.
Additional information about certain investment products, including variable life insurance contracts, has been prepared by the Securities and Exchange Commission’s staff and is available at Investor.gov.
The Securities and Exchange Commission has not approved or disapproved this Contract or passed upon the adequacy of this statutory prospectus. Any representation to the contrary is a criminal offense.

Key Information
Important Information You Should Consider About the Contract
FEES AND EXPENSES				Location in Statutory Prospectus
Charges for Early Withdrawals	A Decrease Charge (early withdrawal charge) consisting of the Contingent Deferred Sales Charge (CDSC) and the Deferred Administrative Charge may be assessed upon surrender, lapse or any decrease in the Face Amount. The Decrease Charge will vary depending on the number of years since the Date of Issue, or the last decrease in Face Amount. The maximum amount of Deferred Administrative Charge that may be charged is $17.90 ($8.33 for VUL 1 Contract s) per $1,000 of decrease in Face Amount. For example, if you make an early withdrawal, you could pay a Decrease Charge of up to $1,790 on a $100,000 investment. The maximum Contingent Deferred Sales Charge is 25% of the CDSC Premium.			Charges Fee Table
Transaction Charges	In addition to Decrease Charges (early withdrawal charges) you also may be charged for other transactions such as when you pay a premium, make more than one partial surrender in a Contract Year or exercise your Accelerated Benefits Rider.
A percent of premium charge of 5% is deducted upon receipt of most premiums.
A partial surrender charge applies upon each partial surrender. The maximum amount deducted is $25 per partial surrender.
A transfer charge applies (on VUL I Contracts only) to each transfer in excess of the first two transfers made in a Contract Year. The maximum amount deducted is $20 per transfer.
An accelerated benefits charge will be deducted upon the exercise of the benefit. The maximum amount deducted is $150. The charge may vary by state.
	A premium processing charge of up to $1.00 for each automatic payment and up to $2.00 for other types of payments may apply.			Charges Fee Table
Ongoing Fees and Expenses (annual charges)	In addition to Decrease Charges (early withdrawal charges) and transaction charges, investment in the Contract is subject to certain ongoing fees and expenses, including fees and expenses covering the cost of insurance under the Contract, mortality and expense risk charges, monthly administrative charges, basic monthly charges, interest on any Debt, and the cost of optional benefits available under the Contract . Some of these fees and expenses are set based on characteristics of the Insured (e.g. age, sex (in most states), and rating classification). See the specifications page of your Contract for rates applicable to your Contract.
	Investors will also bear expenses associated with Portfolio companies that correspond to Subaccount s available under the Contract, as shown in the following table:			Charges Appendix Fee Table
	Annual Fee	Minimum	Maximum
	Annual Portfolio Company Expenses (deducted from Portfolio assets)	0.23%	3.20%

RISKS		Location in Statutory Prospectus
Risk of Loss	You can lose money by investing in this Contract, including loss of your premiums (principal), and your Contract can lapse without value.
	Additionally, Debt will reduce your Cash Value and Surrender Value, Death Proceeds and the amount of premiums considered to meet the Death Benefit Guarantee Premium requirement. If you surrender the Contract or allow it to lapse while a contract loan is outstanding, the amount of Debt, to the extent it has not previously been taxed, will be considered part of the amount you receive and taxed accordingly. Loans may have tax consequences.	Principal Risks of Investing in the Contract
Not a Short-Term Investment	This Contract is not designed for short-term investing and is not appropriate for an investor who needs ready access to cash. You should only purchase the Contract if you have the financial ability to keep it in force for a substantial period of time.
	The primary reason to buy a life insurance Contract is for the Death Benefit it provides in the event of the Insured’s death. You should not purchase the Contract if you do not need life insurance protection or intend to surrender all or part of the Cash Surrender Value in the near future. Surrender charges, expenses, and tax consequences generally make the Contract unsuitable as a short-term investment.	Principal Risks of Investing in the Contract
Risk Associated with Investment Options	An investment in this Contract is subject to the risk of poor investment performance of the investment options you choose.
Each investment option has its own unique risks.
We do not guarantee any money you place in the Subaccounts. The value of each Subaccount will increase or decrease, depending on the investment performance of the corresponding Portfolio and fees and charges under the Contract . You could lose some or all of your money.
	You should review the available Portfolios’ prospectuses before making an investment decision.	Principal Risks of Investing in the Contract
Insurance Company Risks	An investment in the Contract is subject to risks related to Thrivent, including that any obligations, guarantees, and benefits of the Contract are subject to the claims-paying ability and financial strength of Thrivent . More information about Thrivent, including its financial strength ratings, is available upon request by calling 1-800-847-4836.	Principal Risks of Investing in the Contract
Contract Lapse	Your Contract will lapse (that is, terminate without value) if: (1) your monthly deductions are greater than your Cash Surrender Value; (2) Contract Debt exceeds the Accumulated Value less any Decrease Charge and the Death Benefit Guarantee is not in effect; and (3) payment sufficient to cover the next two monthly deductions is not received within 61 days (in most states) of notification of the Cash Value deficiency. There is a cost to reinstate the Contract . No Death Benefit will be paid if the Contract is lapsed. We will reinstate a Contract only if our requirements for reinstatement are satisfied, including as to continued insurability of the insured person and the costs of reinstatement.	Lapse and Reinstatement

RESTRICTIONS	Location in Statutory Prospectus
Investments	We place limits on frequent trading.
There is a $20 charge (to VUL I Contracts only) for each transfer when you transfer money between investment options in excess of 2 times a year.
Thrivent reserves the right to remove or substitute Portfolio companies as investment options that are available under the Contract.
We will not accept any premiums when the Death Benefit is based on the table of death benefit factors in your Contract or the portion of any premium that would cause the Death Benefit to be based on the table of death benefit factors.
We will also have the right to limit or refund a premium payment or make distributions from the Contract as necessary to continue to qualify the Contract as life insurance under federal tax law or to avoid the classification of your Contract as a “modified endowment contract” (MEC).	Frequent Trading Policies Addition, Deletion, Combination or Substitution of Investments Premium Limits Taxes
Optional Benefits	Certain optional benefits are subject to age and underwriting requirements and may be modified, added or cancelled at any time. We generally deduct any monthly costs for these Additional Benefits from the Accumulated Value as part of the monthly deduction.
Additional information on each optional benefit listed below is available later in this prospectus.
Accidental Death Rider
Disability Waiver Rider
Spouse Insurance Rider
Child Insurance Rider
Guaranteed Increase Rider
Cost of Living Rider
Accelerated Benefits Rider
Accelerated Death Benefit for Terminal Illness Rider
CharitAbility® for Life	Other Benefits Available Under the Contract
TAXES
Tax Implications	You should consult with a tax professional to determine the tax implications of an investment in and payments received under this Contract.
Distributions from your Contract, if taxable, will be taxed at ordinary income tax rates.
Depending on the total amount of premiums you pay and the frequency of such payments, the Contract may be treated as a (MEC).
Distributions including loans and loan interest will taxed be on an “income first” basis and may be subject to a penalty tax if taken before you are age 59  1⁄2 if your Contract is a (MEC).
The transfer of the Contract or designation of a Beneficiary may have federal, state, and/or local transfer and inheritance tax consequences, including the impositions of gift, estate, and generation skipping transfer taxes.	Taxes

CONFLICTS OF INTEREST		Location in Statutory Prospectus
Investment Professional Compensation	Your financial professional may receive compensation for selling this Contract to you. This compensation consists of commissions, bonuses, asset-based compensation, and promotional incentives. Thrivent may also share the revenue it earns on this Contract with the professional’s firm. This conflict of interest may influence your investment professional to recommend this Contract over another investment.	Distribution of the Contract
Exchanges	Some investment professionals may have a financial incentive to offer you a new contract in place of the one you own. You should only exchange your contract if you determine, after comparing the features, fees, and risks of both contracts, that it is better for you to purchase the new contract rather than continue to own your existing contract.	Distribution of the Contract

Overview of the Contract
This summary describes the Contract’s important benefits and risks. The sections in the prospectus following this summary discuss the Contract’s benefits and other provisions in more detail. For your convenience, we have provided  Special Terms at the end of this prospectus that define certain words and phrases used in this prospectus.
From February 1994 to May 1997, we issued our first flexible premium variable contracts (“VUL 1 Contracts”). Beginning on approximately May 1, 1997, we discontinued selling the VUL 1 and began selling a somewhat different version of the Contract. When appropriate, this prospectus describes the differences in the Contracts.
Purpose
The Contract is a flexible premium variable adjustable life insurance contract and is a long-term investment, not appropriate for a customer with near term liquidity needs. The primary purpose of the Contract is to provide a death benefit to beneficiaries upon the death of the Insured. Secondarily, the Accumulated Value in the Contract may provide a source of supplemental income in the future.
Flexibility
The Contract allows you, subject to certain limitations, to make premium payments in any amount until the Insured’s Attained Age 100 (or 96 for VUL 1 Contracts) and at any frequency. As long as the Contract remains in force, it will provide for
♦	life insurance coverage on the named Insured;
♦	an Accumulated Value;
♦	surrender rights and Contract loan privileges; and
♦	a variety of additional insurance benefits.
The Contract provides protection against economic loss when the Insured dies and is not primarily an investment. As of the Monthly Anniversary at Attained Age 100, no additional Monthly Deductions will be made from the Contract.
The Contract is called “flexible premium” because, unlike many other insurance contracts, there is no fixed schedule for premium payments. The Contract is called “variable” because, unlike a conventional fixed-benefit whole life insurance contract, the Death Benefit under the Contract may, and the Accumulated Value and the Cash Surrender Value will, increase or decrease to reflect the investment performance of the selected Subaccounts of the Variable Account, as well as other factors.
Investment Options
You allocate the Net Premium payments to one or more Subaccounts of the Variable Account.
The assets of each such Subaccount will be invested in the corresponding Portfolio of the Fund. Subject to certain restrictions, you may transfer amounts among the Subaccounts of the Variable Account.
Death Proceeds and Death Benefit Options
The Contract Owner may name one or more Beneficiaries to receive death proceeds. We restrict who may be named as a Beneficiary under your life insurance Contract. The named Beneficiaries must be eligible under our Bylaws. The Contract Owner will classify each Beneficiary as primary or contingent. Upon the Insured’s death, we will pay the death proceeds to the Beneficiaries as follows:
1.Proceeds will be paid to the primary Beneficiaries who are then alive.
2.If no primary Beneficiaries are living, proceeds will be paid to the surviving contingent Beneficiaries.
3.If no Beneficiary survives, proceeds will be paid to the Insured’s estate.

Other designations or successions of beneficiaries may be arranged with us. Any beneficiary who dies simultaneously with the Insured or within 15 days after the Insured dies and before death proceeds have been paid will be deemed to have died before the Insured.
The Contract Owner may change the Beneficiary by giving a Notice while the Insured is living. The Notice must be received by the Service Center and acknowledged before it will be effective. The effective date of the change will be the date the Owner signs the Notice or, if the Notice is not dated, the date it is received at our Service Center. We are not liable for any payment made or action taken by us before we received the Notice.
As long as the Contract remains in force and death proceeds are payable, we will pay the death proceeds to the Beneficiary upon receipt at our Service Center of all forms, requirements and due proof of the Insured’s death.
For all Contracts except New York or VUL 1 Contracts, if the Insured dies before age 100, the proceeds from the Contract will consist of the Contract’s Death Benefit, plus any insurance proceeds provided by additional insurance benefits on the Insured’s life, less any outstanding Debt and any unpaid Monthly Deductions. If the Insured dies at or after age 100, the amount payable will be the Cash Surrender Value on the date of death.
For contracts issued in New York, if the Insured dies before the Contract Anniversary on or next following the Insured’s 100th birthday (the “Maturity Date”), the proceeds of the Contract will consist of the Contract Death Benefit, plus any insurance proceeds provided by additional insurance benefits on the Insured’s life, less any outstanding Debt and any unpaid Monthly Deductions. If the Insured is living on the Maturity Date, we will pay the Cash Surrender Value on the Maturity Date, and the Contract will be terminated.
There are two Death Benefit Options. Death Benefit Option A provides for the greater of (1) the Face Amount plus the Accumulated Value and (2) the Accumulated Value multiplied by the factor for Attained Age. Death Benefit Option B provides for the greater of (1) the Face Amount and (2) the Accumulated Value multiplied by the factor for Attained Age. As long as the Contract remains in force, the Death Benefit will not be less than the Contract’s Face Amount in force.
Additional Insurance Benefits
Additional insurance benefits offered under the Contract include:
♦	additional insurance coverage for accidental death;
♦	waiver of selected amount in the event of total disability;
♦	term insurance on the Insured’s spouse;
♦	term insurance on the Insured’s children;
♦	a right to increase the Face Amount of the Contract on certain specified dates or life events without proof of insurability; and
♦	a cost of living insurance adjustment without proof of insurability.
The cost of these additional insurance benefits will be deducted from the Accumulated Value as part of the Monthly Deduction.
CharitAbility® is a benefit that enables Contract Owners to increase their charitable gifts to Lutheran charitable organizations and congregations. CharitAbility® for Life is available for no additional premium whenever a Contract Owner has designated a Lutheran charitable organization or congregation as a Beneficiary for at least $1,000 of Death Benefit on his or her Contract.
CharitAbility® was previously made available through a Contract rider. If your Contract does not already include the Charitability® rider, then this benefit is not applicable because the Rider can no longer be added.

Under certain circumstances, an Accelerated Benefits Rider allows a Contract Owner residing in a state that has approved such rider to receive benefits from the Contract that would be otherwise payable upon the death of the Insured.
Flexibility to Adjust Amount of Death Benefit
You have flexibility to adjust the Death Benefit by increasing or decreasing the Face Amount of the Contract. Any change in the Face Amount may affect the charges under the Contract. Any increase in the Face Amount will result in an increase in the Monthly Deduction, and any requested increase in Face Amount will also increase the Decrease Charge, which is imposed upon lapse or surrender of the Contract or in part upon a requested decrease in Face Amount. For any requested decrease in Face Amount, that part of the Decrease Charge reflecting the decrease will reduce the Accumulated Value attributable to the Contract, and the Decrease Charge will be reduced by the part of the Decrease Charge reflecting the decrease.
The minimum requested increase in Face Amount is $25,000 (or $10,000 for VUL 1 Contracts). Any requested increase may require additional evidence of insurability. Any requested increase in Face Amount is subject to a limited “free look” privilege, and, during the first 24 months following the increase, to an exchange privilege.
Any requested decrease in Face Amount cannot result in a Face Amount less than the Minimum Face Amount. The Minimum Face Amount for a Contract was $25,000 for Insureds with an Attained Age at issue of 0 through 17 (Attained Age of 0 through 20 for VUL 1 Contracts), and $50,000 for all other Insureds, for decreases made before the Insured’s Attained Age 50. After issuance of the Contract, the Minimum Face Amount at issue continues to apply to the Contract, except that if a Contract has a Minimum Face Amount of $50,000 the Minimum Face Amount will be reduced to $25,000 for decreases made on or after an Insured reaches Attained Age 50.
To the extent that a requested decrease in Face Amount would result in cumulative premiums exceeding the maximum premium limitations applicable under the Internal Revenue Code for life insurance, we will not process the decrease.
Death Benefit Guarantee Protection
The Contract will not lapse if sufficient premium payments have been made to maintain the Death Benefit Guarantee. (In Contracts issued in the State of Maryland, the “Death Benefit Guarantee” described in this prospectus is called a “No-Lapse Guarantee.” For Maryland Contracts, references in this prospectus to the Death Benefit Guarantee should be understood as references to the No-Lapse Guarantee.) In general, in order to maintain the Death Benefit Guarantee, as of each Monthly Anniversary the total cumulative premiums paid under the Contract, less any partial surrenders and Contract Loan Amount must equal or exceed the sum of the Death Benefit Guarantee Premiums in effect for each Monthly Anniversary since the issuance of the Contract.
If the Death Benefit Guarantee requirement is not met on a Monthly Anniversary but the Cash Surrender Value less any unearned prepaid loan interest is greater than or equal to the sum of Death Benefit Guarantee Premiums from the Date of Issue through that Monthly Anniversary, then the sum of premiums paid will be deemed to increase through that date to the amount necessary to meet the Death Benefit Guarantee requirement. In addition, a portion of any partial surrender or Contract Loan Amount may be excluded when determining if the Death Benefit Guarantee requirement is met.
The Death Benefit Guarantee applies until the specified Attained Age of the Insured shown in the Contract, which Attained Age will be the later of
♦	the Contract Anniversary on or next after the Insured’s 71st birthday, (for contracts issued in New York, the Insured’s 66th birthday) or
♦	the Contract Anniversary at the end of a period ranging from 8 to 34 years (3 to 29 years for contracts issued in New York and 6 to 31 years for VUL 1 Contracts) (varying with the Insured’s Attained Age at issue) from the Date of Issue.
The Death Benefit Guarantee terminates immediately as of any Monthly Anniversary when these cumulative premium requirements are not satisfied.

We will send written notice to you indicating that the Death Benefit Guarantee has terminated, and you will have 31 days from the date such notice is sent by us to reinstate the Death Benefit Guarantee. After that, the Death Benefit Guarantee can never be reinstated. During this 31-day reinstatement period, you will not have the protection of the Death Benefit Guarantee. The written notice of termination from us to you will indicate the premium payment required to reinstate the Death Benefit Guarantee.
Whenever the Monthly Deduction to be made would result in a Cash Surrender Value less than zero, we will use any excess of Accumulated Value over the Contract Debt to pay the Monthly Deduction. If the available Accumulated Value is less than the Monthly Deduction then due and the Death Benefit Guarantee is in effect, we will pay the deficiency.
The Death Benefit Guarantee provides significant protection against lapse of the Contract. First, the Death Benefit Guarantee can prevent lapse of the Contract due to a decrease in Cash Surrender Value resulting from poor investment performance. Second, the Death Benefit Guarantee may be necessary to avoid lapse of the Contract during the early Contract Years when Cash Surrender Value may not be sufficient to cover the Monthly Deduction. Finally, because the Decrease Charge will increase after a requested increase in Face Amount, thereby reducing the Cash Surrender Value, the Death Benefit Guarantee may also be necessary to avoid lapse after a requested increase in Face Amount.
Loan Privileges
While the Insured is living, you may, by giving Notice, obtain a loan from us using your Contract as security for the loan. You may obtain Contract loans in an amount not exceeding in the aggregate 90% of the excess of Accumulated Value over any Decrease Charge on the date of any loan. For VUL 1 Contracts, the minimum amount of the loan is $100.
While the Insured is living, you may pay back the loan.
Surrender of the Contract
You may at any time fully surrender the Contract and receive the Cash Surrender Value, if any. The Cash Surrender Value will equal the Accumulated Value of the Contract, less any Contract Debt, any Decrease Charge and the amount, if any, needed to cover unpaid Monthly Deductions. The Cash Surrender Value will include any unearned prepaid loan interest. As unearned prepaid loan interest is earned, the Cash Surrender Value will decrease.
Subject to certain restrictions (including a minimum surrender amount of $500 and a remaining Cash Surrender Value of at least $500), and a partial surrender charge, you may also partially surrender the Contract and withdraw part of the Contract’s Accumulated Value at any time while the Insured is living.

Fee Table
The following tables describe the fees and expenses that you will pay when buying, owning, and surrendering or making withdrawals from the Contract. Please refer to your Contract specifications page for information about the specific fees you will pay each year based on the options you have elected.
The first table describes the fees and expenses that you will pay at the time that you buy the Contract, surrender or make withdrawals from the Contract, or transfer accumulated value between investment options.
Charge	When Charge is Deducted	Amount Deducted
Maximum Percent of Premium Charge	Upon receipt of each premium payment	5% of each premium payment
Premium Processing Charge[1]	Upon receipt of each premium payment	$2.00 per payment
Premium Tax Charge	Not applicable[2]	Not applicable[2]
Maximum Contingent Deferred Sale Charge (CDSC)[3]	Upon surrender, lapse, or decrease in Face Amount	25% of the CDSC Premium
Deferred Administrative Charge[4]	Upon surrender, lapse, or decrease in Face Amount
Maximum		$17.90 ($8.33 for VUL 1 Contracts) per $1,000 of amount of coverage
Minimum		$1.79 ($2.38 for VUL 1 Contracts) per $1,000 of coverage
Charge for a male, issue age 40, in the standard nontobacco risk class (nonsmoker risk class for VUL 1 Contracts) with a Face Amount of $150,000 in the first Contract Year		$10.74 ($5.95 for VUL 1 Contracts) per $1,000 of amount coverage
Maximum Partial Surrender Charge	Upon a partial surrender	$25 per surrender[5]
Transfer Charge[6]	Upon each transfer	$20 per transfer
1 The maximum charge for automatic payment plans is $1.00 per payment.
2 We are not currently subject to premium taxes. However, we reserve the right to impose a charge for these taxes in the future if we have to pay them. If imposed, the premium tax charge would be between 0% and 5% of premium payments.
3 Actual current charges may be less or zero. The CDSC premium is described in the “Charges” section.
4 The charge is based on Initial Face Amount, Insured’s Attained Age at Contract issuance, sex (in most states) and tobacco use. The charge applies if you surrender the contract or let it lapse, or in part if you request a decrease in the Face Amount, in each case at any time before 180 monthly deductions (120 monthly deductions for VUL 1 contracts) have been made after issuance of the contract or after a requested increase in Face Amount.
5 If the partial surrender is less than $1,250 there will be no charge assessed.
6 The transfer charge applies to VUL 1 Contracts only and applies to each transfer in excess of the first two transfers made in a Contract Year.

Periodic Charges Other Than Fund  Operating Expenses
The next table describes the fees and expenses that you will pay periodically during the time that you own the Contract, not including Fund  fees and expenses.
Charge	When Charge is Deducted	Amount Deducted (annualized)
Cost of Insurance[7]	Monthly
Maximum		$999.96 per $1,000 of Face Amount
Minimum		$0.24 per $1,000 of Face Amount
Charge for a male, issue age 40, in the standard nontobacco risk class (nonsmoker risk class for VUL 1 Contracts) with a Face Amount of $150,000 in the first Contract Year		$1.68 per $1,000 of Face Amount
Basic Monthly Administrative Charge	Monthly	$120.00 ($48.00 for VUL 1 Contracts)
Initial Monthly Administrative Charge[8]	Monthly
Maximum		$1.20 ($0.84 for VUL 1 Contracts) per $1,000 of Face Amount
Minimum		$0.12 ($0.24 for VUL 1 Contracts) per $1,000 of Face Amount
Charge for a male, issue age 40, in the standard nontobacco risk class (nonsmoker risk class for VUL 1 Contracts) with a Face Amount of $150,000 in the first Contract Year		$0.72 ($0.60 for VUL 1 Contracts) per $1,000 of Face Amount
Maximum Mortality and Expense Risk Charge[9]	Daily	Annual rate of .75% of average daily net assets of each Subaccount
Loan Interest	Accrues daily[10]	7.4% on Loan Balance
7 The cost of insurance charge depends on the Face Amount and the sex (in most states), issue age, Attained Age and premium class of the Insured. The cost of insurance charges shown in the table may not be representative of the charges you will pay. Your Contract schedule page will indicate the maximum cost of insurance charges applicable to your Contract. More detailed information concerning your cost of insurance charges is available on request by calling 1-800-847-4836.
8 The Initial Monthly Administrative Charge will equal an amount per $1,000 of Face Amount based upon the initial Face Amount, the Insured’s Attained Age at Contract issuance, the Insured’s sex (in most states), and whether the Insured is a tobacco user. The charge applies for 180 Monthly Deductions. For VUL 1 Contracts, the Initial Monthly Administrative Charge continues for 120 Monthly Deductions instead of 180 Monthly Deductions.
9 Actual current charges may be less. For more information on this charge see “Charges”.
10 The loan interest rate is 7.4% per year, as calculated in advance. Interest on any loan will be charged at that rate or its equivalent calculated in arrears. If the interest is not paid when due, it will be added to the loan balance and will bear interest at the same rate.

Periodic Charges Other Than Fund  Operating Expenses, cont.
Charge	When Charge is Deducted	Amount Deducted (annualized)
Additional Benefit or Rider Charges[11]
Accidental Death Rider[12]	Monthly
Maximum		$0.5604 per $1,000 of rider coverage
Minimum		$0.0696 per $1,000 of rider coverage
Charge for a male, issue age 35 in the first Contract Year		$0.4596 per $1,000 of rider coverage
Disability Waiver Rider[13]	Monthly
Maximum		30% of amount to be waived
Minimum		5% of amount to be waived
Charge for issue age 35 in the first Contract Year		7% of amount to be waived
Spouse Insurance Rider[14]	Monthly
Maximum		$1,001.16 (For VUL 1 Contracts, $1,024.80) per $1,000 of rider coverage.
Minimum		$0.36 (For VUL 1 Contracts, $24.48) per $1,000 of rider coverage.
Charge for female, issue age 35, in the standard nontobacco risk class (nonsmoker risk class for VUL 1 Contracts) with rider coverage amount of $75,000, in the first Contract Year		$1.44 (For VUL 1 Contracts, $25.56) per $1,000 of rider coverage.
Child Insurance Rider[15]	Monthly	$5.40 per $1,000 of rider coverage
11 Charges for additional benefits apply when a rider is included with your Contract and the Contract and/or rider has not otherwise been terminated. The rider charges may vary based on the Face Amount and the sex (in most states), issue age, Attained Age, premium class of the Insured, net amount at risk, or rider coverage amount. Charges based on age may increase as the Insured ages. The rider charges shown in the table may not be representative of the charges you will pay. Your Contract schedule page will indicate the rider charges applicable to your Contract, and more detailed information concerning your rider charges is available by calling 1-800-847-4836.
12 This charge applies until the Insured’s Attained Age 70.
13 This charge applies until the Insured’s Attained Age 65.
14 This charge includes cost of insurance charge and an Initial Monthly Administrative Charge. For VUL 1 Contracts the charge includes cost of insurance charge, Initial Monthly Administrative Charge and Basic Monthly Administrative Charge. The charge applies until the earlier of the Insured’s or spouse’s death or divorce, or the end of the term period.
15 This charge applies until no child is insured by the rider.

Periodic Charges Other Than Fund  Operating Expenses, cont.
Charge	When Charge is Deducted	Amount Deducted (annualized)
Guaranteed Increase Rider[16]	Monthly
Maximum		$1.80 per $1,000 of rider coverage
Minimum		$0.48 per $1,000 of rider coverage
Charge for a male, issue age 35 in the first Contract Year		$1.80 per $1,000 of rider coverage
Cost of Living Rider[17]	Not applicable	No charge
Accelerated Benefits Rider	Upon exercise of benefit	$150.00 [18]
Accelerated Death Benefit for Terminal Illness Rider	Upon exercise of benefit	$150.00 [18]
16 This charge applies until attained age 43.
17 This benefit will result in annual increases in Face Amount, which will result in increases to the overall cost of insurance deductions.
18 The charge may vary by state and may be lower in some states.
The next item shows the minimum and maximum total annual operating expenses charged by the Portfolios that investors will bear during the time that they own the Contract. This table shows the range (maximum and minimum) of fees and expenses (including management fees and other expenses) charged by the Portfolios, expressed as an annual percentage of average daily net assets. A complete list of the Portfolios corresponding to Subaccounts available under the Contract, including their annual expenses, may be found at the back of this document in the Appendix.
Annual Portfolio Company Expenses	MINIMUM	MAXIMUM
Expenses that are deducted from Portfolio Company assets, including management fees, distribution fees and other expenses.	0.23%	3.20%
Expenses that are deducted from Portfolio Company assets, after reimbursements and/or fee waivers.*	0.23%*	1.20%*
* The reimbursements and/or fee waivers will last until April 30, 2022, but may be terminated at any time in the future.
As a fraternal benefit society, Thrivent is also required to have a Maintenance of Solvency provision that could require you to pay us an amount to maintain our financial strength. For a complete discussion of the Maintenance of Solvency provision, see Maintenance of Solvency.

Principal Risks of Investing in the Contract
Investment Risk
The Contract is not suitable as a short-term savings vehicle. The Contract Owner bears the entire investment risk for amounts allocated to the Variable Account. The assets in each Subaccount of the Variable Account are invested in a corresponding Portfolio of the Fund. A comprehensive discussion of the risks of each Portfolio may be found in the Fund’s prospectus.
We do not guarantee a minimum Accumulated Value.
The Accumulated Value of the Contract is the total amount of the value held under the Contract at any time. It equals the sum of the amounts held in the Loan Account and the Variable Account. The Contract’s Accumulated Value in the Variable Account will increase or decrease and reflects
♦	the investment performance of the chosen Subaccounts of the Variable Account,
♦	any Net Premiums paid,
♦	any partial surrenders,
♦	any loans,
♦	any loan repayments,
♦	any loan interest paid or credited, and
♦	any charges assessed in connection with the Contract (including any Decrease Charge previously imposed upon a requested decrease in Face Amount).
The Accumulated Value is relevant to
♦	continuation of the Contract,
♦	the Cash Surrender Value (which determines various other rights under the Contract),
♦	determining the amount available for Contract loans,
♦	computation of cost of insurance charges, and
♦	may be relevant to the computation of Death Benefits.
The Contract’s Cash Surrender Value will be the Accumulated Value less any Contract Debt and any Decrease Charge. The Cash Surrender Value is relevant to continuation of the Contract and to determining the amount available upon partial or total surrender of the Contract.
Health Crisis Risk
The global pandemic outbreak of the novel coronavirus known as COVID-19 has resulted in substantial market volatility and global business disruption. The duration and full effects of the outbreak are uncertain and may result in trading suspensions and market closures, limit liquidity and the ability of the Fund to process contract owner redemptions, and negatively impact Fund performance. The COVID-19 outbreak and future pandemics could affect the global economy in ways that cannot be foreseen and may exacerbate other types of risks, negatively impacting the value of the Fund.

Risk of Lapse
Your failure to pay Scheduled Premiums will not itself cause the Contract to lapse. Conversely, your payment of premiums in any amount or frequency (including Scheduled Premiums) will not necessarily guarantee that the Contract will remain in force, except to the extent these premium payments are sufficient to maintain the Death Benefit Guarantee. In general, subject to the Death Benefit Guarantee, the Contract will lapse when
♦	Cash Surrender Value is insufficient to pay the Monthly Deduction (for insurance and administration charges) or
♦	Contract Debt exceeds Accumulated Value less any Decrease Charge, and
♦	In either case if a grace period expires without sufficient additional payments.
The Contract provides for a 61-day grace period. We will notify you that your Contract will lapse (that is, terminate without value) if you do not send sufficient payment by a specified date.
Surrender Risks
If Death Benefit Option B is in effect, a partial surrender may result in a reduction in the Face Amount in force. Under either Death Benefit Option, a partial surrender will reduce the Death Benefit. A surrender taken from a Contract may have federal income tax consequences and a surrender charge may apply.
Loan Risks
A Contract loan, whether or not repaid, will permanently affect the Contract’s potential Accumulated Value and may permanently affect the Death Benefit. A Contract loan could result in termination of the Death Benefit Guarantee. A loan taken from a Contract may have federal income tax consequences. See the Taxes section of this prospectus for more information.
Tax Risks
We anticipate that the Contract should be deemed a life insurance contract under federal tax law. However, the federal income tax requirements applicable to the Contract are complex and there is limited guidance and some uncertainty about the application of the federal tax law to the Contract. Assuming that the Contract qualifies as a life insurance contract for federal income tax purposes, you should not be deemed to be in constructive receipt of Accumulated Value until there is a distribution from the Contract. In addition, assuming the Contract continues to qualify as a life insurance contract beyond age 100, you should not be deemed to be in constructive receipt upon attainment of age 100. However, the IRS could determine that a Contract Owner is in constructive receipt of the Accumulated Value if the Accumulated Value becomes equal to the Death Benefit, which can occur in some instances where the Insured is Attained Age 95 or older. In a case where there may be constructive receipt, an amount equal to the excess of the Accumulated Value over the investment in the contract could be includible in the Contract Owner’s income at that time.
Additionally, for VUL 1 Contracts and Contracts issued in New York, if the Insured is living on the Maturity Date, we will pay the Cash Surrender Value as of that date to you. These proceeds are subject to tax and the Contract will terminate with no payment of death proceeds.
Under current tax law, death proceeds payable under the Contract generally would be excludable from the gross income of the Beneficiary. As a result, the Beneficiary generally should not have to pay U.S. federal income tax on the death proceeds. However, death proceeds may be subject to state and/or federal estate and/or inheritance tax.
Depending on the total amount of premiums you pay, the Contract may be treated as a modified endowment contract (MEC) under federal tax laws. If a contract is treated as a MEC, then surrenders, partial withdrawals, and loans under the Contract will be taxable as ordinary income to the extent there are earnings in the Contract. In addition, a 10% penalty tax may be imposed on surrenders, partial withdrawals, and loans taken before you reach age 59 1⁄2. If the Contract is not a MEC, distributions generally will be treated first as a return of your investment in the Contract and then as taxable income. Moreover, loans generally will not be treated as distributions. Finally, neither distributions nor loans from a Contract that is not a MEC are subject to the 10% penalty tax. See Taxes.

If the Contract lapses, a tax may result. Additionally, if the Contract lapses and is later reinstated, the Contract may be treated as a MEC.
We make no guarantees regarding any tax treatment—federal, state or local—of any Contract or of any transaction involving a Contract.
You should consult a qualified tax advisor for assistance in all Contract-related tax matters.
Short-Term Investment Risk
The Contract is not designed for short-term investing and is not appropriate for an investor who needs ready access to cash. The Contract is more beneficial to investors with a long time horizon. Surrender charges, expenses, and tax consequences make the Contract unsuitable as a short-term investment. You should only purchase the Contract if you have the financial ability to keep it in force for a substantial period of time.  The primary reason to buy a life insurance Contract is for the Death Benefit it provides in the event of the Insured’s death. You should not purchase the Contract if you do not need life insurance protection or intend to surrender all or part of the Accumulated Value in the near future.
Insurance Company Risks
An investment in the Contract is subject to the risks related to Thrivent. Any obligations, guarantees, and benefits of the Contract are subject to the claims-paying ability and financial strength of Thrivent. If Thrivent experiences financial distress, it may not be able to meet its obligations to you.  More information about Thrivent, including its financial strength ratings, is available upon request by calling 1-800-847-4836.
Premium Payment Risk
Your ability to make additional premium payments may be restricted under the Contract, depending on the version of the Contract that you own, the optional benefits that you have elected, and other factors.  We will not accept any premiums when the Death Benefit is based on the Table of Death Benefit Factors or the portion of any premium that would cause the Death Benefit to be based on the Table of Death Benefit Factors.  We will also have the right to limit or refund a premium payment or make distributions from the Contract as necessary to continue to qualify the Contract as life insurance under federal tax law or to avoid the classification of your Contract as a MEC.
Fees and Charges
Deduction of Contract fees and charges, and optional benefit charges, may result in loss of principal. We reserve the right to increase the fees and charges under the Contract and optional benefits up to the maximum guaranteed fees and charges stated in your Contract or optional benefit rider.
Risks Affecting our Administration of Your Contract
We and our service providers and business partners are subject to certain risks, including those resulting from system failures, cybersecurity events, the coronavirus (COVID-19) pandemic and other pandemics and epidemics, and other disasters. Such events can adversely impact us and our operations. These risks are common to all insurers and financial service providers and may materially impact our ability to administer the Contract (and to keep Contract owner information confidential).
Alternatives to the Contract
Other contracts or investments may provide more favorable returns or benefits than the Contract.
Potentially Harmful Transfer Activity
The Contract is not designed for frequent transfers by anyone. Frequent transfers between subaccounts may disrupt the underlying Portfolios and could negatively impact performance, by interfering with efficient management and reducing long-term returns, and increasing administrative costs. Frequent transfers may also dilute the value of shares of an underlying Portfolio. Neither the Contracts nor the underlying Portfolios are meant to promote any active trading strategy, like market timing. Allowing frequent transfers by one or some Contract Owners could be at the expense of other Contract Owners. To protect Contract Owners and the underlying Portfolios, we have policies and procedures to deter frequent transfers between and among the Subaccounts. We cannot guarantee that these policies and procedures will be effective in detecting and preventing all transfer activity that could potentially disadvantage or hurt the rights or interests of other Contract Owners.
General Description of the Registrant, Depositor, and Portfolio Companies
Depositor
Thrivent Financial for Lutherans is the insurance company that issues the Contract with principal offices located at 600 Portland Ave S., Suite 100 Minneapolis, MN 55415. Thrivent is a not-for-profit financial services membership organization of Christians helping our members achieve financial security and give back to their communities. We were organized in 1902 as a fraternal benefit society under Wisconsin law, and comply with Internal Revenue Code Section 501(c)(8). We are licensed to sell insurance in all states and the District of Columbia. For more information, visit Thrivent.com.
Registrant
Thrivent Variable Insurance Account A is the Registrant for the Contract. Thrivent Variable Insurance Account A is a segregated asset account. The account meets the definition of “separate account” under the federal securities laws. The Variable Account is a unit investment trust, which is a type of investment company. It is registered with the Securities and Exchange Commission (SEC) under the 1940 Act. Such registration does not involve supervision by the SEC of the management or investment policies or practices of the Variable Account.Income, gains and losses credited to, or charged against, the Registrant reflect the Registrant’s own investment experience and not the investment experience for the Depositor’s other assets. The assets of the registrant may not be used to pay any liabilities of the Depositor other than those arising from the Contracts. The Depositor is obligated to pay all amounts promised to investors under the Contracts.
Portfolio Companies
Information regarding each Portfolio, including its name, investment type, investment advisor and sub-advisor (if applicable), current expenses and performance is available in the Appendix to this prospectus. Each Portfolio has issued a prospectus containing more detailed information about the Portfolio. You can view these online at dfinview.com/Thrivent/VariableLifeA. You can also request paper copy by calling our Service Center at 1-800-847-4836, or by sending an email request to mail@thrivent.com.
Voting
To the extent required by law, we will vote the Portfolio’s shares held in the Variable Account at regular and special shareholder meetings of the Portfolio in accordance with instructions received from persons having voting interests in the corresponding Subaccounts (investment options) of the Variable Account. If, however, the 1940 Act or any regulation thereunder should be amended or if the present interpretation thereof should change, and as a result we determine that we are permitted to vote the Fund’s shares in our own right, we may elect to do so.
Any Portfolio shares held in the Variable Account for which we do not receive timely voting instructions, or which are not attributable to Contract Owners, will be voted by us in proportion to the instructions received from all Contract Owners. Any Portfolio shares held by us or our affiliates in General Accounts will, for voting purposes, be allocated to all separate accounts of ours and our affiliates having a voting interest in that Portfolio in proportion to each such separate account’s votes. Voting instructions to abstain on any item to be voted upon will be applied on a pro rata basis to reduce the votes eligible to be cast.
Each person having a voting interest in a Subaccount will receive proxy materials, reports and other materials relating to the appropriate Portfolio

Charges
We will deduct charges in connection with the Contract to compensate us for:
♦	providing the insurance benefits set forth in the Contract and any additional insurance benefits added by rider;
♦	administering the Contract;
♦	assuming certain risks in connection with the Contract; and
♦	incurring expenses in distributing the Contract.
The nature and amount of these charges are described more fully below.
Premium Expense Charges
Percent of Premium Charge
Sales charges, generally called “sales load”, will be deducted to compensate us for the costs of selling the Contract. These costs include sales commissions, the printing of prospectuses and sales literature, and advertising. The percent of premium charge is a front-end sales load and is 5% of each premium payment. It will be deducted from each premium payment prior to allocation of the Net Premium to the Variable Account. The percent of premium charge may not be deducted in certain situations.
The sales charges in any Contract Year are not necessarily related to actual distribution expenses incurred during that Contract Year. Instead, we expect to incur the majority of distribution expenses in the early Contract Years and to recover any deficiency over the life of the Contract. To the extent that sales and distribution expenses exceed sales loads (both front-end and deferred) in any year, we will pay them from our other assets or surplus in our General Account, which includes amounts derived from the mortality and expense risk charge.
Premium Processing Charge
We will deduct a maximum amount equal to $2.00 per premium payment (a maximum amount of $1.00 for automatic payment plans) to compensate us for the cost of collecting and processing premiums. This amount will be deducted from each premium payment prior to its allocation to the Variable Account. The premium processing charge may not be deducted in certain situations.
Accumulated Value Charges
Decrease Charge
The Contract provides for the Decrease Charge, which is a deferred charge that will be imposed if you surrender the Contract or let it lapse, or in part if you request a decrease in the Face Amount, in each case at any time before 180 Monthly Deductions (120 Monthly Deductions for VUL 1 Contracts) have been made after issuance of a Contract or after a requested increase in Face Amount. The term “Decrease Charge” is used to describe this charge because, during the applicable period, the charge is imposed in connection with a decrease in the Face Amount, either as a result of a requested decrease in Face Amount or as the result of lapse or full surrender of the Contract (which can be viewed as a decrease in the Face Amount to zero).
The Decrease Charge consists of the Contingent Deferred Sales Charge (described below) and the Deferred Administrative Charge (described below). The Contingent Deferred Sales Charge compensates us for the cost of selling the Contracts, including sales commissions, the printing of prospectuses and sales literature, and advertising. The Deferred Administrative Charge reimburses us for administrative expenses in connection with the issuance of the Contract, including medical exams, review of applications for insurance underwriting decisions, and processing the applications and establishing Contract records. (Similar administrative and sales expenses are expected in connection with future changes in the Contract initiated by the Contract Owner which involve “insurability” decisions, such as applications for increases in Face Amount.)
Range of Deferred Administrative Charges as a Percentage of Face Amount Reduction for VUL I Contracts
Duration in Years Since Issue or Increase	1	2	3	4	5	6	7	8	9	10	11
Lowest Possible Charge at Any Age	0.24%	0.21%	0.19%	0.17%	0.14%	0.12%	0.10%	0.07%	0.05%	0.02%	0.00%
Highest Possible Charge at Any Age	0.83%	0.75%	0.67%	0.58%	0.50%	0.42%	0.33%	0.25%	0.17%	0.08%	0.00%
Range of Deferred Administrative Charges as a Percentage of Face Amount Reduction
Duration in Years Since Issue or Increase	1	2	3	4	5	6	7	8
Lowest Possible Charge at Any Age	0.18%	0.17%	0.16%	0.14%	0.13%	0.12%	0.11%	0.10%
Highest Possible Charge at Any Age	1.79%	1.67%	1.55%	1.43%	1.31%	1.19%	1.07%	0.95%
Duration in Years Since Issue or Increase	9	10	11	12	13	14	15	16
Lowest Possible Charge at Any Age	0.08%	0.07%	0.06%	0.05%	0.04%	0.02%	0.01%	0.00%
Highest Possible Charge at Any Age	0.84%	0.72%	0.60%	0.48%	0.36%	0.24%	0.12%	0.00%
Amount of Contingent Deferred Sales Charge—Initial Face Amount
At Contract issuance, a maximum Contingent Deferred Sales Charge equal to 25% of the CDSC Premium was calculated. This premium amount is used solely for the purpose of calculating the Contingent Deferred Sales Charge.
The CDSC Premium is an annual premium amount determined by us on the same basis as the Death Benefit Guarantee Premium, except that the CDSC Premium, unlike the Death Benefit Guarantee Premium, will not take into account any additional charge for an Insured in a substandard premium class, any charge for additional insurance benefits added by rider, or the Basic Monthly Administrative Charge of $10.00 per month, or any premium processing charge.
The maximum Contingent Deferred Sales Charge based on the applicable CDSC Premium will be shown in the Contract. The actual Contingent Deferred Sales Charge may be lower than the maximum charge and may be zero. Even though the Death Benefit Guarantee Premium may change after issuance of the Contract, once the CDSC Premium is determined, it will not change.
Amount of Contingent Deferred Sales Charge—Increases in Face Amount
If the Face Amount is increased, we will compute a maximum Contingent Deferred Sales Charge for the increase equal to 25% of the CDSC Premium for the increase. The Contingent Deferred Sales Charge for an increase, if imposed, will never exceed the lesser of (1) 25% of the CDSC Premium for the increase and (2) 25% of the amount of premiums attributable to the increase made during the 12 Contract Months after the effective date of the increase. The actual Contingent Deferred Sales Charge may be lower than the maximum charge and may be zero.
Amount of Deferred Administrative Charge
At Contract issuance, we computed a Deferred Administrative Charge. In general, this charge equals an amount per $1,000 of Face Amount based upon the initial Face Amount, the Insured’s Attained Age at Contract issuance, the Insured’s sex (in most states), and whether the Insured is a tobacco user. For Insureds with an Attained Age under 18, the Deferred Administrative Charge equals an amount per $1,000 of Face Amount based upon the initial Face Amount and the Insured’s Age at Contract issuance. The maximum Deferred Administrative Charge per $1,000 of Face Amount is stated in your Contract.

The maximum Deferred Administrative Charge, as determined at Contract issuance, will be reduced as Monthly Deductions are made. Beginning on the Date of Issue, and continuing on each Monthly Anniversary until 180 Monthly Deductions (or 120 Monthly Deductions for VUL 1 Contracts) have been made, this Deferred Administrative Charge will be reduced in level amounts until it becomes zero at the end of the 180-month period (or 120-month period for VUL 1 Contracts).
If the Face Amount is increased, a separate Deferred Administrative Charge will be calculated for the increase in an amount determined in the same manner as for the initial Face Amount, (except that the Insured’s Attained Age on the effective date of the increase will be used and the charge per $1,000 of Face Amount to be applied to the increase will be based on the amount of the entire new Face Amount after giving effect to the increase). The part of the Deferred Administrative Charge attributable to the increase will be charged and reduced in accordance with the same principles as applicable to the basic Deferred Administrative Charge. The maximum Deferred Administrative Charge for an increase will be determined on the effective date of the increase and will then be reduced in level amounts until it becomes zero at the end of the 180-month period (or 120-month period for VUL 1 Contracts).
The administrative expenses covered by the Deferred Administrative Charge are the same expenses covered by the Initial Monthly Administrative Charge included in the Monthly Deduction. Even though the same administrative expenses are covered by both charges, we will not be reimbursed twice for these issuance expenses. Except as described below for spouse riders, these two charges have been calculated so that these administrative expenses related to issuance will generally be collected either through the Monthly Deduction (which covers these charges through the Initial Monthly Administrative Charge) or through the Decrease Charge (which covers these charges through the Deferred Administrative Charge).
Each of these charges applies until 180 Monthly Deductions (120 Monthly Deductions for VUL 1 Contracts) have been made, and the scheduled reductions in the Deferred Administrative Charge described above over this period have been calculated to take into account the amount of issuance expenses that would have already been collected through the Initial Monthly Administrative Charge. In effect, the collection of the Deferred Administrative Charge included in the Decrease Charge, which would be collected only upon lapse or surrender of the Contract or in part upon a requested decrease in Face Amount, would be an “acceleration” of the amounts that otherwise would have been paid during this period through the Initial Monthly Administrative Charge included in the Monthly Deduction. If the Deferred Administrative Charge is imposed in part due to a requested decrease in Face Amount, the amount of the Initial Monthly Administrative Charge will be reduced accordingly.
The discussion in the immediately preceding paragraph does not apply to spouse riders. The Deferred Administrative Charge is not an “acceleration” of the Initial Monthly Administrative Charge applicable to any spouse rider providing insurance benefits on the Insured’s spouse. An Initial Monthly Administrative Charge will arise upon issuance of a spouse rider, but no Deferred Administrative Charge will be calculated. If the Contract lapses or is surrendered during a period when the Initial Monthly Administrative Charge is being applied for spouse rider benefits, this charge will not be collected through the Deferred Administrative Charge or otherwise, unless the Contract is reinstated.
Method of Deduction and Effect of Decrease Charge
The Decrease Charge will be treated as a deduction against your Accumulated Value, and will compensate us for sales and issuance expenses described above upon surrender or lapse of the Contract or in part upon your request for a decrease in Face Amount. Otherwise, the Decrease Charge will not be taken out of the Accumulated Value held for investment under the Contract. The Accumulated Value will continue to reflect the investment experience of the selected Subaccount(s), although the Decrease Charge will be treated as a deduction for purposes of determining the Contract’s Cash Surrender Value.
This treatment will affect various Contract rights. Deducting the Decrease Charge in determining the Cash Surrender Value will affect
♦	the amount available for Contract loans,
♦	the amount available in connection with full or partial surrenders, and

♦	the amount available to pay Monthly Deductions, which will, subject to the Death Benefit Guarantee, determine the Contract’s duration and possible lapse.
If you request a decrease of the Face Amount, that part of any existing Decrease Charge attributable to the decrease will reduce the Accumulated Value attributable to your Contract, and the Decrease Charge will be reduced by the part of the Decrease Charge reflecting the decrease. The amount by which the Decrease Charge is reduced will be allocated against the Subaccount(s) of the Variable Account in the same manner that Monthly Deductions are allocated against the Subaccount(s). If the Cash Surrender Value is not sufficient to cover the Decrease Charge imposed in connection with the requested decrease, the requested decrease will not be made.
The Decrease Charge imposed for a requested decrease in Face Amount will be determined by using the Decrease Charge then applicable to various parts of the current Face Amount in the following order: (1) the Decrease Charge for the most recent increase; (2) the Decrease Charge for the next most recent increases successively; and (3) the Decrease Charge for the initial Face Amount.
Reinstatement of Decrease Charge
If a Contract lapses and is then reinstated, any Decrease Charge applicable at the time of lapse will also be reinstated.
Monthly Deduction
Charges will be deducted on the Contract Date and each Monthly Anniversary from the Accumulated Value of the Contract to compensate us for administrative expenses and the insurance provided by the Contract.
The Monthly Deduction consists of the following three components, in addition to any Decrease Charges:
♦	the cost of insurance,
♦	insurance underwriting and expenses in connection with issuing the Contract or any increase in Face Amount, and the costs of ordinary administration of the Contract, and
♦	the cost of any additional benefits added by rider.
Because portions of the Monthly Deduction, such as the cost of insurance, can vary from month to month, the Monthly Deduction itself will vary in amount from month to month.
We will take the Monthly Deduction on the Contract Date and on each subsequent Monthly Anniversary prior to the Insured’s Attained Age 100 (or the Maturity Date for VUL 1 Contracts  or Contracts issued in New York). (On the Contract Date, a Monthly Deduction covering the period of time from the Date of Issue until the first Monthly Anniversary will be deducted and, if any Monthly Anniversary occurs prior to the Contract Date, the Monthly Deduction(s) for such Monthly Anniversaries will also be made on the Contract Date.) The Monthly Deduction will be deducted from the Accumulated Value of the Contract by redeeming units from the Subaccounts of the Variable Account. The Monthly Deduction will be allocated against each Subaccount in the same proportion that the Contract’s Accumulated Value in each Subaccount bears to the total Accumulated Value of the Contract, less the Accumulated Value in the Loan Account, at the Monthly Anniversary. Subject to our approval, you may specify a different allocation for the Monthly Deduction.
Cost of Insurance
Because the cost of insurance depends upon several variables, the cost for each Contract Month can vary from month to month. We will determine the monthly cost of insurance charge by multiplying the applicable cost of insurance rate or rates by the net amount at risk divided by 1,000 for each Contract Month. The net amount at risk on any Monthly Anniversary is the amount by which the Death Benefit which would have been payable on that Monthly Anniversary exceeds the Accumulated Value on that Monthly Anniversary. For the purposes of this calculation, the Death Benefit will be divided by 1.0040741, which reduces the net amount at risk by taking into account assumed monthly earnings at an annual rate of 5%. (For VUL 1 Contracts, the annual rate is 4%, and the Death Benefit will be divided by 1.0032737.) In general, the actual cost of insurance rate will be lower for Contracts having a Face Amount at issuance or after a requested increase that equals or exceeds the following amounts: $500,000-$999,999; and $1,000,000 (Face Amount equals or exceeds $250,000 for VUL 1 Contracts).
Cost of insurance rates will be based on the Face Amount and the sex (in most states), issue age, Attained Age and premium class of the Insured. The actual monthly cost of insurance rates will be based on our expectations as to future mortality experience. They will not, however, be greater than the guaranteed cost of insurance rates set forth in the Contract. These guaranteed rates are based on the Insured’s Attained Age and the 1980 Commissioners Standard Ordinary Mortality Table.
We will determine the monthly cost of insurance separately for each component of the net amount at risk, using the cost of insurance rate applicable to the component, in the following order:
(1)the initial Face Amount;
(2)successively, each increase in Face Amount up to the Face Amount in force, in the order in which the increase took effect; and
(3)any Death Benefit that would be payable by reason of Accumulated Value calculations (that is, whenever the Death Benefit is based on the applicable percentage of Accumulated Value) over the Face Amount in force.
For example, when a Contract Owner has elected to make an increase in the Face Amount, the monthly cost of insurance would be computed separately on the initial Face Amount using the cost of insurance rate for the premium class determined upon Contract issuance, and to each increase in Face Amount using the cost of insurance rate for the premium class determined for such increase as specified in the supplement to the Contract evidencing that increase.
Because the monthly cost of insurance must be determined separately for each component of the net amount at risk described above, the Accumulated Value must be allocated to each component. For purposes of determining the net amounts at risk for each component if Option B is in effect, the Accumulated Value will first be considered a part of the initial Face Amount, and then each successive increase in the Face Amount. If the Accumulated Value is greater than the initial Face Amount, it will be considered a part of each increase in order, starting with the first increase.
When Option A is in effect, the Accumulated Value is not included within the Face Amount. Accordingly, the cost of insurance rates applicable will be the rate(s) applicable to the Face Amount (and any increases in Face Amount). The cost of insurance rate applicable to the remaining Death Benefit, if any, that would be payable by reason of Accumulated Value calculations (which is the remainder of the net amount at risk) will be that applicable to the initial Face Amount.
Any change in the net amount at risk will affect the total cost of insurance paid by the Contract Owner. For example, because generally the net amount at risk equals the excess of the Death Benefit over the Accumulated Value, the net amount at risk may be affected by changes in the Accumulated Value, in the Face Amount, or in the Death Benefit Option in effect.
Premium Class
The premium class of an Insured will affect the cost of insurance rates. We currently place Insureds into standard premium classes and into rated premium classes, which involve a higher mortality risk. In an otherwise identical Contract, an Insured in the standard premium class will have a lower cost of insurance than an Insured in a premium class with higher mortality risks. The premium classes are also divided into two categories: tobacco users and non-tobacco users. Non-tobacco user Insureds will generally incur lower cost of insurance rates than Insureds who are classified as tobacco users. (VUL 1 Contracts have the premium classes of Smoker and Nonsmoker.) In addition, certain Insureds over Attained Age 18 and less than Attained Age 75 who are non-tobacco users and who meet special underwriting requirements may be classified as preferred. (A preferred premium class is not available on VUL 1 Contracts.) An Insured in a preferred premium class will have a lower cost of insurance than an Insured in a standard or rated premium class.

Any Insured with an Attained Age at issuance under 18 will not be classified initially as a tobacco user or a non-tobacco user. When the Insured reaches Attained Age 18(VUL 1 Attained Age 20), he or she will then be classified as a tobacco user, unless the Insured provides satisfactory evidence that he or she is a non-tobacco user. We will provide notice to you of the opportunity for the Insured to be classified as a non-tobacco user when the Insured reaches Attained Age 18(VUL 1 Attained Age 20). For VUL 1 Contracts, Smoker and Nonsmoker replace references to tobacco and non-tobacco.
Monthly Administration Charges
We have primary responsibility for the administration of the Contract and the Variable Account. As a result, we expect to incur certain ordinary administrative expenses and certain issuance expenses. A monthly administration charge included in the Monthly Deduction will be used to reimburse us for these expenses, except to the extent that these expenses are reimbursed through the collection of the Deferred Administrative Charge included in the Decrease Charge, which is, in effect, an “acceleration” of the initial administrative charge described below.
There are two administrative charges included in the monthly administration charge—a Basic Monthly Administrative Charge that is collected every Contract Month and an Initial Monthly Administrative Charge that is deducted as part of the first 180 Monthly Deductions (120 Monthly Deductions for VUL 1 Contracts) following Contract issuance and following any requested increase in Face Amount.
Basic Monthly Administrative Charge
We will deduct a Basic Monthly Administrative Charge of $10.00 ($4.00 for VUL 1 Contracts) from the Accumulated Value on the Contract Date and each Monthly Anniversary prior to the Insured’s Attained Age 100 (or the Maturity Date for VUL 1 Contracts  or Contracts issued in New York). For VUL 1 Contracts with a spouse rider, an additional $2.00 is included in the Basic Monthly Administrative Charge. The Basic Monthly Administrative Charge is intended to reimburse us for ordinary administrative expenses expected to be incurred, including record keeping, processing Death Benefit claims, certain Contract changes, preparing and mailing reports, and overhead costs.
Initial Monthly Administrative Charge
We will deduct the Initial Monthly Administrative Charge from the Accumulated Value as part of the first 180 Monthly Deductions (120 Monthly Deductions for VUL 1 Contracts) following Contract issuance, commencing with the Monthly Deduction(s) collected on the Contract Date. This monthly charge will equal an amount per $1,000 of Face Amount based upon the Insured’s Attained Age at Contract issuance and, except for Insureds with an Attained Age at Contract issuance under 18, the Insured’s sex (in most states) and upon whether the Insured is a tobacco user or not. The Initial Monthly Administrative Charge per $1,000 of Face Amount is stated in your Contract. The Initial Monthly Administrative Charge will be less for Contracts having a Face Amount at issuance that equal or exceed the following amounts: $500,000-$999,999; and $1,000,000 (equal or exceed $250,000 for VUL 1 Contracts).
If the Face Amount is increased, we will deduct a separate Initial Monthly Administrative Charge for increases from the Accumulated Value as part of the first 180 Monthly Deductions (120 Monthly Deductions for VUL 1 Contracts) after the increase. The deductions will begin with the Monthly Anniversary on which the increase becomes effective. We will determine this separate Initial Monthly Administrative Charge for increases in the same manner as for the initial Face Amount, except that the Insured’s Attained Age on the effective date of the increase will be used and the charge per $1,000 of Face Amount to be applied to the increase will be based on the amount of the entire new Face Amount after giving effect to the increase.
If a spouse rider providing additional insurance benefits on the Insured’s spouse is added, we will deduct a separate Initial Monthly Administrative Charge from the Accumulated Value as part of the first 180 Monthly Deductions after the issuance of the spouse rider. The deductions will begin with the Monthly Anniversary on which the spouse rider becomes effective. This additional Initial Monthly Administrative Charge will be determined in the same manner as for the initial Face Amount, except that the spouse’s Attained Age and tobacco user status and sex (in most states) on the effective date of the rider will be used.

The Initial Monthly Administrative Charge is intended to reimburse us for administrative expenses in connection with the issuance of the Contract, including medical exams, review of applications for insurance underwriting decisions, and processing of the applications and establishing Contract records. Similar expenses are expected in connection with future changes in the Contract initiated by the Contract Owner which involve “insurability” decisions, such as applications for increases in Face Amount and the issuance of spouse riders.
The issuance expenses covered by the Initial Monthly Administrative Charge are the same expenses covered by the Deferred Administrative Charge included in the Decrease Charge. We will not, however, be reimbursed twice for these expenses. As described in “Charges—Accumulated Value Charge—Decrease Charge”, and except in the case of charges attributable to spouse riders (see discussion below), if a Contract lapses or is totally surrendered during the period when the Initial Monthly Administrative Charge applies, or if a requested decrease in Face Amount occurs during the period when the Initial Monthly Administrative Charge generally applies, the Initial Monthly Administrative Charge will, in effect, generally be “accelerated” and collected in the form of the Deferred Administrative Charge included in the Decrease Charge.
Because the Deferred Administrative Charge included in the Decrease Charge is in effect an “acceleration” of the Initial Monthly Administrative Charge, the imposition of the Deferred Administrative Charge will generally eliminate or reduce the Initial Monthly Administrative Charge. If the Contract lapses or is totally surrendered during the period when the Initial Monthly Administrative Charge applies so that the Decrease Charge is imposed, the Initial Monthly Administrative Charge will not be collected. If the Face Amount is decreased at the Contract Owner’s request during this period so that the Decrease Charge (including the Deferred Administrative Charge) is imposed in part, we will reduce the Initial Monthly Administrative Charge because of the Deferred Administrative Charge imposed (being applied to reduce proportionately or eliminate the Initial Monthly Administrative Charge attributable to that portion of the Face Amount covered by the Decrease Charge).
If a Contract lapses and is then reinstated, we will reinstate the Initial Monthly Administrative Charge until a total of 180 Monthly Deductions (120 Monthly Deductions for VUL 1 Contracts) have been taken.
No Deferred Administrative Charge will be calculated for the issuance of a spouse rider, even though a separate Initial Monthly Administrative Charge will be calculated for spouse riders. As a result, the Initial Monthly Administrative Charge attributable to a spouse rider will not be “accelerated” and collected in the form of the Deferred Administrative Charge upon surrender or lapse or upon a requested decrease in Face Amount. If a lapse or total surrender of the Contract or a cancellation of the spouse rider occurs during the period when an Initial Monthly Administrative Charge applies for a spouse rider, the charge will not be collected. If a requested decrease on a spouse rider occurs during this period, the Initial Monthly Administrative Charge attributable to the spouse rider will be reduced proportionately.
Additional Insurance Benefits Charges
The Monthly Deduction will include charges for any additional insurance benefits added to the Contract by rider. These charges are for insurance protection, and the monthly amounts will be specified in the Contract.
Partial Surrender Charge
We may deduct a partial surrender charge of $25 from the amount withdrawn for each partial surrender to compensate us for the administrative costs in effecting the requested payment and in making necessary calculations for any reductions in Face Amount which may be required by reason of the partial surrender. This charge is guaranteed not to increase.
Mortality and Expense Risk Charge
We will deduct a daily charge (the “mortality and expense risk charge”) from the value of the net assets of the Variable Account to compensate us for mortality and expense risks we assume. We guarantee not to charge a mortality and expense risk charge above an annual rate of .75%. We will deduct the daily charge from the net asset value of the Variable Account, and therefore the Subaccounts, on each Valuation Date. When the previous day or days were not a Valuation Date, the deduction on the Valuation Date will be multiplied by the number of days since the last Valuation Date.

The charge provides a source of revenue to cover expenses we expect to incur (such as commissions) and for any other legitimate corporate purposes including keeping the charge as retained profit or using such retained profit in the future as needed to cover adverse experience we might realize, such as with respect to overhead costs or death benefit claims that eventually prove to exceed those anticipated when we set cost of insurance charges.
Charges of the Fund
The value of the assets of each Subaccount reflects the investment advisory fee and other expenses incurred by the underlying Portfolio in which the Subaccount invests. For more information on these fees and expenses, see Fee Tables.
General Description of the Contract
Ownership Changes
While the Insured is living, ownership may be changed by giving us Notice if the new Owner is eligible under our bylaws. Any Debt on the Contract will have prior claim over any assignment. The Insured will keep all membership rights and privileges.
Thrivent does not allow assignment of variable life insurance contracts to life settlement or viatical companies.
Surrender Privileges
At any time before the death of the Insured, you may partially or totally surrender the Contract by giving us Notice. The Cash Surrender Value will equal the Accumulated Value less any Contract Debt and any Decrease Charge. You may elect to have the amount paid in cash or under a settlement option.
Misstatement of Age or Sex Provision
The values of this Contract are based on the Insured’s age and sex, except where otherwise required by law. If the date of birth or sex shown on the application is wrong, the proceeds payable will be adjusted to the amount that would be provided by the most recent cost of insurance charge at the correct attained age or sex.
Frequent Trading Policies
Because short-term or frequent transfers, purchases and redemptions of Contract value among Subaccounts pose risks to Contract Owners, we place limits on frequent trading practices. Such risks include potentially impaired investment performance due to disruption of portfolio management strategies, increased transactions costs, and dilution of fund shares (and, therefore, unit values) thereby negatively impacting the performance of the corresponding Subaccount.
We have policies and procedures to discourage frequent transfers of value among Subaccounts. We use reasonable efforts to apply the policies and procedures uniformly. Several different tactics are used to detect and prevent excessive trading within the Subaccounts.
As described in this section, we impose a fee if the transfers made within a given time period exceed a maximum contractual number.
We also use a combination of monitoring Contract Owner activity and further restricting certain Contract Owner transfers based on a history of frequent transfers among Subaccounts. When monitoring Contract Owner activity, we may consider several factors to evaluate transfer activity including, but not limited to, the amount and frequency of transfers, the amount of time between transfers and trading patterns. In making this evaluation, we may consider trading in multiple contracts under common ownership or control.
Exceptions may apply to Dollar Cost Averaging, automatic investment plans, or non-abusive re-balancing. We reserve the right, in our sole discretion, to identify other trading practices as abusive.

If we determine that you are engaging in excessive trading activity, we will request that you cease such activity immediately. If we determine that you are continuing to engage in excessive trading, we will restrict your Contract so that you can make transfers on only one business day each calendar month and any such transfers must be separated by at least 20 calendar days. We reserve the right to reject or restrict any transfer request, without notice for any reason.
In addition, the underlying funds may have adopted restrictions designed to discourage frequent trading practices, and we reserve the right to enforce these policies and procedures.
Although we seek to deter and prevent frequent trading practices, there are no guarantees that all activity can be detected or prevented. Contract Owners engaging in such trading practices use an evolving variety of strategies to avoid detection and it may not be possible for operational and technological systems to reasonably identify all frequent trading activity. Contract Owners still may be subject to their harmful effects if Thrivent is unable to detect and deter abusive trading practices.
Addition, Deletion, Combination, or Substitution of Investments
Where permitted by applicable law and business need, we reserve the right to make certain changes to the structure and operation of the Variable Account, including, among others, the right to:
♦	Remove, combine, or add Subaccounts and make the new Subaccounts available to you at our discretion;
♦	Substitute shares of another Portfolio, which may have differences such as (among other things) different fees and expenses, objectives, and risks, for shares of an existing Portfolio in which your Subaccount invests at our discretion;
♦	Substitute or close Subaccounts to allocations of premiums or Accumulated Value, or both, and to existing investments or the investment of future premiums, or both, at any time in our discretion;
♦	Transfer assets supporting the Contract from one Subaccount to another or from the Variable Account to another Variable Account;
♦	Combine the Variable Account with other variable accounts, and/or create new variable accounts;
♦	Deregister the Variable Account under the 1940 Act, or operate the Variable Account as a management investment company under the 1940 Act, or as any other form permitted by law; and
♦	Modify the provisions of the Contract to reflect changes to the Subaccounts and the Variable Account and to comply with applicable law.
The Portfolios, which sell their shares to the Subaccounts, also may terminate these arrangements and discontinue offering their shares to the Subaccounts. We will not make any changes without receiving any necessary approval of the SEC and applicable state insurance departments. We will notify you of any changes.
Income, gains and losses, whether or not realized, from the assets in each Subaccount are credited to or charged against that Subaccount without regard to any of our other income, gains or losses. The value of the assets in the Variable Account is determined at the end of each Valuation Date.
If investment in the Fund or in any particular Portfolio is no longer possible, in our judgment becomes inappropriate for the purposes of the Contract, or for any other reason in our sole discretion, we may close or combine any of the current Portfolios. We may close a Portfolio to new investment, but continue to allow current investors to add additional premium payments, or we may combine the Portfolio with another Portfolio. The substituted investment option may have different fees and expenses. We will not make any substitutions without receiving any necessary approval of the SEC and state insurance departments, if applicable. You will be notified of any substitutions. This notification will include the name of the Portfolio being modified, the approximate date of the shareholder vote, the date any combination will be completed (if approved and if applicable), the date that the Portfolio will be closed to new investment selections, the date that funds can no longer be applied to the Portfolio and the description of where the current value will move to (if applicable) and where future premium payments (if any) will be applied. Subaccounts may be opened, closed or substituted with regard to any of the following as of any specified date: 1) existing Accumulated Value; 2) future payments; and 3) existing and/or future Contract Owners. The Fund sells its shares to the Subaccounts pursuant to a participation agreement and may terminate the agreement and discontinue offering its shares to the Subaccounts.
In addition, we reserve the right to make other structural and operational changes affecting the Variable Account.
We do not guarantee any money you place in the Subaccounts. The value of each Subaccount will increase or decrease, depending on the investment performance of the corresponding Portfolio and fees and charges under the Contract. You could lose some or all of your money.
General Account
The General Account consists of all assets owned by Thrivent other than those segregated in any Variable Account. We may transfer to our General Account assets of the Variable Account which exceed the reserves and other liabilities of the Variable Account. Subject to applicable law, we have sole discretion over the investment of the General Account assets. You do not share directly in the investment returns of those assets.
Maintenance of Solvency
If the Society’s reserves for any class of contracts, other than those portions of any contract that provide variable benefits based on the experience of a separate account, become impaired, the Board of Directors may require that benefit members pay the Society an equitable amount to eliminate the deficiency. If the amount is not paid within 60 days from the date we notify you of your share, it will be charged as a loan against this Contract with interest compounded at the rate of 5% per year. If you agree, an equivalent reduction in benefits can be chosen instead of the payment or loan against the Contract.
Tax Considerations
Under the Technical and Miscellaneous Revenue Act of 1988, any surrender of a “modified endowment contract” will be treated as a taxable distribution. In addition, with certain exceptions, a ten percent (10%) additional income tax penalty will be imposed on the portion of any surrender that is included in income. See Taxes for more information.
Free Look Privileges
The Contract provides for a “free look” privilege after any increase in Face Amount.
You may cancel a requested increase in Face Amount until the latest of the following:
♦	45 days after the application for increase is signed,
♦	10 days after you receive a Contract supplement for the increase in Face Amount, and
♦	10 days after we mail or personally deliver a notice of withdrawal right to you.
Upon requesting cancellation of the increase, you will receive a refund, if you so request, or otherwise a restoration of the Contract’s Accumulated Value allocated among the Subaccount(s) of the Variable Account as if it were a Net Premium, equal to all Monthly Deductions attributable to the increase in Face Amount (including rider costs arising from the increase).
This refund or credit will be made within seven days after we receive the request for cancellation on the appropriate form. In addition, the Decrease Charge will be adjusted, if necessary, so that it will be as though no increase in Face Amount had occurred. The notice of withdrawal right upon an increase in Face Amount will include a statement of the increase in the Decrease Charge and of the Initial Monthly Administrative Charge for increases attributable to the increase in Face Amount, as well as a form for requesting cancellation of the increase during the Free Look Period.

Net Premiums paid after an increase in Face Amount will be allocated to the Subaccount(s) of the Variable Account and will not be refunded following cancellation of the increase. Contract Owners who request an increase in Face Amount should consider this in deciding whether to make any premium payments during the Free Look Period for the increase.
If the Insured dies by suicide within two years of the effective date of an increase in the Face Amount, the death proceeds with respect to the increase are limited to the cost of insurance for the increase, plus the initial monthly charge for increases for the increase included in any Monthly Deduction(s) made.
Exchange of Increase in Face Amount
During the first 24 months following an increase in Face Amount, you may on one occasion, without evidence of insurability, exchange the amount of the increase in Face Amount for a fixed benefit permanent life insurance contract. Premiums under this new contract will be based on the same issue age and premium class of the Insured as were applied on the effective date of the increase in the Face Amount of the Contract.
Premiums
Amount and Timing of Premiums
A Contract Owner has considerable flexibility in determining the frequency and amount of premiums. All premium payments must be in U.S. dollars drawn on a U.S. bank. Generally, we do not accept cash, starter checks (checks without pre-printed registration), traveler’s checks, credit card courtesy checks, or third party checks.
Scheduled Premiums
You selected a periodic premium payment schedule (based on a periodic billing mode of annual, semi-annual, or quarterly payment) which provides for the billing of a level premium at the specified interval. We also offer an electronic payment program. Under this program, you may make premium payments (or loan repayments) to your Contract on a regularly scheduled basis by having money automatically withdrawn from your savings or checking account, or other acceptable payment source, rather than being billed. You may set up the electronic payment program by giving us Notice.
The initial Scheduled Premium on an annualized basis is shown in the Contract as the “Planned Annual Premium”. You are not, however, required to pay Scheduled Premiums in accordance with the specified schedule. You have the flexibility to alter the amount, frequency and time period over which the premiums are paid.
Your payment of Scheduled Premiums will not guarantee that the Contract will remain in force. Instead, the duration of the Contract depends upon the Contract’s Accumulated Value and Cash Surrender Value and upon whether the Death Benefit Guarantee is in effect. See Lapse and Reinstatement for more information.
Death Benefit Guarantee Premium
The Contract states the monthly premium amount required to maintain the Death Benefit Guarantee (the “Death Benefit Guarantee Premium”). The Death Benefit Guarantee Premium is determined by us based upon a formula taking the following into account:
♦	the applicable cost of insurance charge for the Insured, using the Insured’s actual premium class;
♦	a percentage of assumed monthly Death Benefit Guarantee Premium payment together with an assumed premium processing charge;
♦	the applicable Initial Monthly Administrative Charge;
♦	the charge for any additional insurance benefits added by rider; and
♦	the Basic Monthly Administrative Charge.

Due to the factors considered in calculating these charges, the Death Benefit Guarantee Premium will vary depending upon, among other things,
♦	the Insured’s sex (in most states),
♦	the Insured’s Attained Age,
♦	the Insured’s premium class,
♦	the Face Amount,
♦	the Death Benefit Option, and
♦	which additional insurance benefits, if any, are added by rider.
The Death Benefit Guarantee Premium will change as the result of certain Contract changes, including an increase or decrease in Face Amount; a change in Death Benefit Option; a change in premium class; and an increase, decrease, addition or deletion of additional insurance benefits. Whenever the Death Benefit Guarantee Premium changes, the Contract Owner will be notified promptly of the new Death Benefit Guarantee Premium.
Premium Flexibility
Unlike some insurance contracts, the Contract frees you from the requirement that premiums be paid in accordance with a fixed premium schedule. Although you determined a Scheduled Premium (initially, on an annualized basis, this premium is called the Planned Annual Premium), you need not make premium payments in accordance with this schedule and the failure to make such payments will not in itself cause the Contract to lapse. See Lapse and Reinstatement for more information.
Subject to certain limitations, you may make premium payments in any amount at any time before age 100 (or before the Maturity Date for Contracts issued in New York or VUL 1 Contracts). The Contract, therefore, provides you with the flexibility to vary the frequency and amount of premium payments.
Premium Limits
IRS rules govern the tax treatment of life insurance contracts. We have the right to limit or refund a premium payment or make distributions from the Contract as necessary to continue to qualify the Contract as life insurance under federal tax law or to avoid the classification of your Contract as a “modified endowment contract” (MEC). If mandated under applicable law, we may be required to reject a premium payment.
In addition to excluding life insurance Death Benefits from the Beneficiary’s gross income, the Internal Revenue Code also defers taxation on the income portion of the Accumulated Value, prior to receipt by the Contract Owner. To qualify for this treatment, federal tax law may limit the premiums you may pay and requires that the Accumulated Value be limited to a certain percentage of the Death Benefit. We will return the portion of any premium payment that causes the limit on premiums to be exceeded, unless the premium is required to keep the Contract in force.
Prior to Attained Age 100 (and at any age in New York issued Contracts) we will not accept:
1. Any premiums when the Death Benefit is based on the Table of Death Benefit Factors; or
2. The portion of any premium that would cause the Death Benefit to be based on the Table of Death Benefit Factors.
Additional premium limits will apply for contracts subject to the guideline premium test. In the event of a reduction in the Face Amount, or other changes to the Contract which cause the premiums paid or the Accumulated Value to exceed the applicable limit described in the Code regarding the definition of life insurance, we will refund any excess premiums and earnings thereon (and other Accumulated Value) as necessary to comply with the limit described in the Code, and in limited circumstances we may increase the Death Benefit. At Attained Age 100 and later (except on New York issued Contracts), we reserve the right to not accept premiums as described above.

Your Contract could be classified as a MEC if premiums paid exceed certain dollar thresholds or if certain transactions are processed. Except as described below, we will apply only the portion of the premium payment(s) (including electronic payments) that will not cause the Contract to become a MEC and will return the balance to the premium payer without applying it to the Contract. The portion of the payment that is applied to the Contract will be credited as of the Valuation Date the payment was determined to be in Good Order. Additionally, except as described below, a request for any transaction (such as a reduction in Face Amount) that would immediately cause the Contract to become a MEC will be deemed not in Good Order. We will notify you if a requested transaction would immediately cause your Contract to become a MEC and will not process that transaction unless and until we have received your instruction to proceed and allow MEC status.
The following exceptions apply to this MEC process:
1. When your Contract is initially issued, we will either accept or reject the full premium payment. We will accept a full premium payment that results in MEC status only if we have received acknowledgement of MEC status signed by you on forms acceptable to us. Otherwise, if allocation of the full premium payment would result in MEC status, we will consider the Application to be not in Good Order and will not issue the Contract and will not allocate any portion of the premium until the Application is in Good Order.
2. If the start of the next MEC Contract Year is within 30 calendar days of the date the premium is received, and allocating all or a portion of the payment on the first day of the next MEC Contract Year will not cause the Contract to become a MEC, then:
a. upon receipt we will allocate, as described above, only the portion of the premium payment that will not cause the Contract to become a MEC; and
b. we will wait to allocate the balance of the payment that can be applied without causing your Contract to become a MEC on the first day of the next MEC Contract Year or if the first day of the next MEC Contract Year is not a Valuation Date, then the payment will be allocated as of the next following Valuation Date; and
c. we will return to the premium payer, without allocating it to the Contract, any remaining balance that, as of the first day of the next MEC Contract Year, still would have caused the Contract to become a MEC; and
d. no interest will be paid to you or the premium payer from the date of receipt of the premium payment to the date it is either allocated to your Contract or returned to you.
3. If the amount of the premium payment that can be applied to your Contract is less than $1.00, then the payment will be refunded or held according to these processes. A payment in an amount less than $1.00 will not be applied to your Contract.
4. You may also provide instructions directing us to allocate any specific premium payment and/or process any specific transaction even if MEC status will result. Those instructions must indicate that you consent to your Contract being treated as a MEC. You should consult with your tax advisor before doing so. Those instructions must be received with the applicable premium payment or transaction request that will result in MEC status. We do not allow advance elections for future premium payments or future transactions that may result in MEC status on your Contract.
For more information on MECs, see Taxes.
Allocation of Net Premiums
The Net Premium equals the premium paid less any Premium Expense Charges. Net Premiums are credited to the Subaccounts during the Valuation Period that they are received.
If we receive your premium before the close of regular trading on the New York Stock Exchange (NYSE) (usually 4:00 p.m. Eastern Time, the time we determine the value of the Accumulation Units) on a Valuation Date, allocation occurs at the end of the day in which we receive your payment. If we receive your premium on a non-Valuation Date or after the NYSE closes, the allocation occurs as of the end of the next Valuation Date.

The NYSE is closed on Saturdays and Sundays and on New Year’s Day, Martin Luther King Jr. Day, Presidents Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.
We allocate Net Premiums according to the premium allocation instructions on your application or most recent allocation instructions on file. The percentages of each Net Premium that may be allocated to any Subaccount of the Variable Account must be in whole numbers and the sum of the allocation percentages must be 100%. If the allocation request is not completed, is not in whole percentages, or does not total 100%, then the request will be treated as not in Good Order. We will process the allocation request when it is in Good Order. You may change your allocation for future Net Premiums without charge at any time by giving us Notice.
The values of the Subaccount(s) of the Variable Account will vary with the investment experience of the Subaccount(s) and may increase or decrease. You bear the entire investment risk. You should periodically review your allocations of premiums in light of market conditions and your overall financial objectives.
Allocation of Accumulated Value (Transfers)
You may transfer your Accumulated Value among the Subaccounts of the Variable Account by giving us Notice. The total amount that you transfer each time must be at least $50 (unless the total cash value in a Subaccount is less than $50, in which case the entire amount may be transferred). No fees are currently charged for transfers, except for VUL 1 Contracts, which are charged $20 per transfer in excess of two transfers per year. We may postpone transfers in certain circumstances. Under present law, transfers are not taxable transactions.
Special Transfer Service—Dollar Cost Averaging
You may establish a dollar cost averaging program to make periodic transfers of at least the minimum amount required from the Money Market Subaccount to one or more other Subaccounts. Transfers will be made automatically on the date you choose (except the 29th, 30th, or 31st of a month). If the remaining amount to be transferred drops below the amount you established, the entire remaining balance will be transferred on the next transfer date. Please note that when you establish a Dollar Cost Averaging (DCA) program, transfers will continue until the entire amount in the Money Market Subaccount has been depleted or until you notify us to terminate the DCA program, whichever occurs first. If the DCA transfers of your Accumulated Value have stopped and you want systematic transfers to resume from the Money Market Subaccount, you must provide us Notice and assure adequate funding in the Money Market Subaccount.
The DCA program is generally suitable for Contract Owners making a substantial deposit to the Contract and who wish to use the other Subaccount investment options, but desire to control the risk of investing at the top of a market cycle. The DCA program allows such investments to be made in equal installments over time in an effort to reduce such risk. Dollar cost averaging does not guarantee that the Variable Account will gain in value, nor will it protect against a decline in value if market prices fall. However, if a Contract Owner can continue to invest regularly throughout changing market conditions, it can be an effective strategy to help meet long-term goals. Contract Owners interested in the DCA program may obtain an application and full information concerning the program and its restrictions from us.
Net Investment Factor
The net investment factor for a Subaccount measures investment performance of that Subaccount. The net investment factor for a Subaccount for a Valuation Period is determined by dividing (a) by (b) where:
(a)Is the sum of
(i)The net asset value per share of the corresponding Portfolio of the Subaccount at the end of the Valuation Period; plus
(ii)The per share amount of any dividend or capital gain distribution made by the Portfolio if the “ex-dividend” date occurs during the Valuation Period; plus or minus
(iii)A per share charge or credit for any taxes reserved for that we determine to be a result of the investment operation of the Portfolio.

(b) Is the net asset value per share of the corresponding Portfolio of the Subaccount at the end of the prior Valuation Period.
Timely Processing
We will process all requests in a timely fashion. Requests received prior to 4:00 p.m. Eastern Time (or sooner if the NYSE closes prior to 4:00 p.m. Eastern Time) on a Valuation Date will use the Unit Value as of the close of regular trading on the NYSE on that Valuation Date. We will process requests received after that time using the Unit Value as of the close of regular trading on the NYSE of the following Valuation Date. An online transaction payment will be applied on the effective date you select. This date can be the same day you perform the transaction as long as the request is received prior to 4:00 p.m. Eastern Time. The effective date cannot be a date prior to the date of the online transaction.
Standard Death Benefits
As long as the Contract remains in force and death proceeds are payable, we will pay the Beneficiary upon receipt at our Service Center of all forms, requirements and due proof of the Insured’s death. The proceeds may be paid in a lump sum or under one of the settlement options set forth in the Contract. The amount payable under the designated Death Benefit Option will be reduced by any outstanding Contract Debt and any unpaid Monthly Deductions, and will be increased by any additional insurance benefits on the Insured’s life provided for in the Contract.
The amount or duration of the Death Benefit may vary with the Accumulated Value and may increase or decrease.
Except for those Contracts issued in New York and VUL 1 Contracts, if the Insured dies at or after Attained Age 100, the amount payable will be the Cash Surrender Value on the date of death. For Contracts issued in New York, if the Insured is living on the Maturity Date, we will pay the Cash Surrender Value on the Maturity Date, and the Contract will be terminated. For VUL 1 Contracts, if the Insured is living on the Maturity Date, we will pay the Accumulated Value for the Contract reduced by any Contract Debt and any unpaid Monthly Deductions, and the Contract will be terminated.
Death Benefit Options
The Contract provides two Death Benefit Options: Option A and Option B. You designate the Death Benefit Option in the application.
Option A
The Death Benefit is equal to the greater of (1) the Face Amount of the Contract plus the Accumulated Value of the Contract and (2) the Accumulated Value multiplied by the Attained Age factor shown in the following table (with the Accumulated Value in each case being determined on the Valuation Date on or next following the Insured’s date of death).

Option B
The Death Benefit is the greater of (1) the Face Amount of the Contract and (2) the Accumulated Value on the Valuation Date on or next following the Insured’s date of death multiplied by the Attained Age factor shown in the following table.
Attained Age	Factor	Attained Age	Factor
40 or less	2.50	61	1.28
41	2.43	62	1.26
42	2.36	63	1.24
43	2.29	64	1.22
44	2.22	65	1.20
45	2.15	66	1.19
46	2.09	67	1.18
47	2.03	68	1.17
48	1.97	69	1.16
49	1.91	70	1.15
50	1.85	71	1.13
51	1.78	72	1.11
52	1.71	73	1.09
53	1.64	74	1.07
54	1.57	75 to 90	1.05
55	1.50	91	1.04
56	1.46	92	1.03
57	1.42	93	1.02
58	1.38	94	1.01
59	1.34	95 to 99	1.00
60	1.30
Which Death Benefit Option to Choose
If you prefer to have premium payments and favorable investment performance reflected partly in the form of an increasing Death Benefit, you should choose Option A. If you are satisfied with the amount of the Insured’s existing insurance coverage and prefer to have premium payments and favorable investment performances reflected to the maximum extent in the Accumulated Value, you should select Option B.
Change in Death Benefit Option
At any time when the Death Benefit would be the Face Amount plus the Accumulated Value (if Option A is in effect) or the Face Amount (if Option B is in effect), you may change the Death Benefit Option in effect by giving us a Notice of change. No charges will be imposed to make a change in Death Benefit Option. The effective date of any such change will be the Monthly Anniversary on or next following the date we receive the Notice.
If the Death Benefit Option is changed from Option A to Option B, the Face Amount will not change and the Death Benefit will be decreased by the Accumulated Value of the Contract on the effective date of the change. These changes will generally have the effect of decreasing the net amount at risk under the Contract. In addition, if a Contract Owner changed from Option A to Option B, and then back to Option A from Option B, the resulting Face Amount and net amount at risk under Option A would generally be lower as a result of the intervening change to Option B.

If the Death Benefit Option is changed from Option B to Option A, the Death Benefit will not change and the Face Amount will be decreased by the Accumulated Value of the Contract on the effective date of the change. However, this change may not be made if it would reduce the Face Amount to less than $5,000. For VUL 1 Contracts, this change may not be made if it would reduce the Face Amount to less than the Minimum Face Amount.
A change in Death Benefit Option may have tax consequences, depending on the circumstances. See Taxes for more information.
If a change in Death Benefit Option would result in cumulative premiums exceeding the maximum premium limitations under the Internal Revenue Code for life insurance, we will not effect the change.
A change in Death Benefit Option may affect the monthly cost of insurance charge because this charge varies with the net amount at risk—that is, in general, the Death Benefit less the Accumulated Value. Changing from Option A to Option B will generally decrease the net amount at risk, thereby reducing the cost of insurance charges. Changing from Option B to Option A will generally result in a net amount at risk that remains level. Such a change from Option B to Option A, however, will result in an increase in the cost of insurance charges over time because the net amount at risk will (unless the Death Benefit is based on the applicable percentage of Accumulated Value) remain level rather than decreasing as the Accumulated Value increases.
How Death Benefits May Vary in Amount
The Death Benefit may vary with the Contract’s Accumulated Value and the Accumulated Value may increase or decrease. The Death Benefit under Option A will always vary with the Accumulated Value because the Death Benefit equals the greater of (1) the Face Amount plus the Accumulated Value and (2) the Accumulated Value multiplied by the Attained Age factor shown in the foregoing table. Under Option B, the Death Benefit will only vary with the Contract’s Accumulated Value whenever the Accumulated Value multiplied by the Attained Age factor exceeds the Face Amount of the Contract. Death Benefit may also vary based on the age of the Insured on the date of death.
Ability to Change Face Amount
Subject to certain limitations (see “Decreases” and “Increases” below), you may increase or decrease your Contract’s Face Amount. The effective date of the increase will be the date shown on the supplemental schedule page that we will mail you. For Contracts issued in New York, the effective date of the increase will be the Monthly Anniversary on or next following the date we approve your application for insurance. The effective date of the decrease will be the Monthly Anniversary on or next after we receive Notice. An increase in Face Amount may have tax consequences. See Taxes for more information. The effect of changes in Face Amount on Contract charges, as well as certain additional considerations, are described below.
Increases
An increase in the Face Amount will generally affect the total net amount at risk and may affect the portion of the net amount at risk covered by various premium classes (if multiple premium classes apply), both of which may affect your monthly insurance charges.
An increase in the Face Amount will also increase the Decrease Charge and will result in the imposition of a new Initial Monthly Administrative Charge for increases (which is included in the Monthly Deduction) as of the Monthly Anniversary when the increase becomes effective.
You may not request an increase in Face Amount for less than $25,000 (or $10,000 for VUL 1 Contracts). You may increase the Face Amount at any time before the Contract Anniversary on or next after the Insured’s 85th birthday (or 80th birthday for VUL 1 Contracts). To obtain an increase, you must submit an application for the increase. We may require that additional evidence of insurability be submitted with any request for an increase. An increase need not be accompanied by an additional premium, but we will continue to deduct any Premium Expense Charges from any premiums paid and will deduct other charges associated with the increase from Accumulated Value.

After increasing the Face Amount, you will have the right (1) during a Free Look Period, to have the increase cancelled and receive a credit or refund, and (2) during the first 24 months following the increase, to exchange the increase in Face Amount for a fixed benefit permanent life insurance contract issued by us, subject to the same conditions and principles as apply to an exchange of the entire Contract for such a new contract. See Free Look Privilege and Exchange Privileges for more information.
Unless the Death Benefit Guarantee is in effect, on the effective date of an increase the Accumulated Value must be sufficient to cover any Contract Debt and any Decrease Charge (including the additional Decrease Charge arising from the requested increase) and the Monthly Deduction due on that date. In other words, on that date, taking the increase into account, the Cash Surrender Value before the Monthly Deduction must be equal to or greater than the amount of the Monthly Deduction then due. If the existing Accumulated Value at the time of a requested increase does not result in a sufficient Cash Surrender Value after the increase, you may have to make additional premium payments to increase the Accumulated Value and thereby increase the Cash Surrender Value sufficiently.
If the Death Benefit Guarantee is in effect, the Cash Surrender Value after the increase before the Monthly Deduction may be less than the Monthly Deduction then due, even though the Death Benefit Guarantee Premium will be increased as a result of any requested increase in Face Amount.
Decreases
A decrease in the Face Amount may affect the total net amount at risk and the portion of the net amount at risk covered by various premium classes, both of which may affect your monthly insurance charges.
A decrease in the Face Amount may result in the partial imposition of the Decrease Charge as of the Monthly Anniversary on which the decrease becomes effective. Whenever the Decrease Charge is imposed in part in connection with a requested decrease in Face Amount, the Initial Monthly Administrative Charge will be reduced proportionately to take into account the amount of the Deferred Administrative Charge included in the Decrease Charge then imposed.
If the Death Benefit Guarantee is in force, then on the effective date of any requested decrease in Face Amount the Accumulated Value less any Contract Debt must be sufficient to cover the Decrease Charge imposed in connection with the requested decrease and the Monthly Deduction due on that date. If the Death Benefit Guarantee is not in force, then the Cash Surrender Value must be sufficient to cover the Monthly Deduction due on that date. If these requirements are not satisfied, we will not execute the requested decrease in Face Amount.
The Face Amount in force after any requested decrease may not be less than the Minimum Face Amount. Also, to the extent a decrease in Face Amount would result in cumulative premiums exceeding the maximum premium limitations applicable under the Internal Revenue Code for life insurance, we will not execute the decrease. See Amount and Timing of Premiums—Premium Limitations for more information.
As discussed previously, if the Death Benefit Option is changed from Option B to Option A, the Death Benefit will not change and the Face Amount will be decreased by the Accumulated Value of the Contract on the effective date of the change. However, this change may not be made if it would reduce the Face Amount to less than $5,000. For VUL 1 Contracts, this change may not be made if it would reduce the Face Amount to less than the Minimum Face Amount stated on your Contract schedule page.
For purposes of determining the cost of insurance charge, any decrease in the Face Amount will reduce the Face Amount in force in the following order: (1) the Face Amount provided by the most recent increase; (2) the next most recent increases successively; and (3) the initial Face Amount. If you request a decrease in Face Amount, that part of any Decrease Charge applicable to the decrease will reduce the Accumulated Value attributable to the Contract and the Decrease Charge will be reduced by this amount. See Charges for more information.

Net Amount at Risk
You may increase or decrease the net amount at risk provided by the Contract which is, in general, the difference between the Death Benefit and the Accumulated Value, in one of several ways as insurance needs change. These include
♦	increasing or decreasing the Face Amount,
♦	changing the level of premium payments, and,
♦	to a lesser extent, making a partial surrender under the Contract.
Although the consequences of each of these methods will depend upon the individual circumstances, they may be generally summarized as follows:
♦	A decrease in the Face Amount will, subject to the applicable percentage limitations, decrease the net amount at risk without reducing the Accumulated Value (except for the deduction of any Decrease Charge applicable to the decrease). If the Face Amount is decreased, the Monthly Deduction generally will decrease as well, but any Decrease Charge then applicable will be imposed in part upon a requested decrease in Face Amount. See Charges for more information.
♦	An increase in the Face Amount (which may require satisfactory evidence of insurability) will likely increase the net amount at risk, depending on the amount of Accumulated Value and the resultant applicable percentage limitation. See “Increases” in this section. If the net amount at risk is increased, the Monthly Deduction will increase as well.
♦	Under Death Benefit Option A, until the Accumulated Value multiplied by the Attained Age factor exceeds the Face Amount plus the Accumulated Value, the level of premium payments will not affect the net amount at risk as long as premium payments are sufficient to keep the Contract in force. See Lapse and Reinstatement for more information.
♦	Under Death Benefit Option B, until the Accumulated Value multiplied by the Attained Age factor exceeds the Face Amount, an increased level of premium payments will generally reduce the net amount at risk.
♦	Under either Death Benefit Option, if the Death Benefit is the Accumulated Value multiplied by the Attained Age factor, then an increased level of premium payments will increase the net amount at risk.
♦	A partial surrender will reduce the Death Benefit. However, it has a limited effect on the charges under the Contract, because the partial surrender will affect the net amount at risk only when the Death Benefit is based on the Accumulated Value multiplied by the Attained Age factor. The primary use of a partial surrender is to withdraw Accumulated Value. Furthermore, it results in a reduced amount of Accumulated Value and increases the possibility that the Contract will lapse.
The techniques described in this section for changing the amount of insurance protection under the Contract (for example, changing the Face Amount, making a partial surrender, and changing the amount of premium payments) must be considered together with the other restrictions and considerations described elsewhere in this prospectus.

Other Benefits Available Under the Contract
In addition to the standard death benefits associated with your Contract, other standard and/or optional benefits may also be available to you. The following table summarizes information about those benefits. Information about the fees associated with each benefit included in the table may be found in the Fee Table.
Name of Benefit	Purpose	Is Benefit Standard or Optional	Brief Description of Restrictions/Limitations
Accidental Death Rider	Provides an additional Death Benefit when the Insured dies from accidental bodily injury	Optional	Amount of coverage is subject to limits. Terminates at age 70.
Disability Waiver Rider	In the event of your disability, we will either credit the amount you select or pay your monthly deductions until the earlier of your age 100 or your recovery from disability.	Optional	Can be issued at ages 0-60. Terminates at age 65.
Spouse Insurance Rider	In the event of your disability, this rider provides a level amount of term life insurance on the spouse of the Insured.	Optional	Can be issued at ages 0-59. Terminates at age 76. Not available to add.
Child Insurance Rider	This rider provides term life insurance on the Insured’s children.	Optional	Terminates upon the child’s 21st birthday.
Guaranteed Increase Rider	This rider guarantees the owner the option to increase the Face Amount of the Contract without proof of insurability on each of several fixed increase option dates, or on alternate additional increase option dates.	Optional	Coverage under this rider terminates on the earlier of the Contract Anniversary after the Insured’s 43rd birthday or when the maximum number of increase options have been exercised.
Cost of Living Rider	This benefit essentially adjusts the Face Amount of the Contract and, correspondingly, your premium payments to keep pace with the Consumers’ Price Index.	Optional	This benefit terminates at the earlier of your Age 65, 20 Contract Years or until the initial Face Amount doubles.
Accelerated Benefits Rider	This benefit pays a portion of the Death Benefit when requested if the Insured has a life expectancy of 12 months or less or has been in a nursing home for at least six consecutive months and is expected to remain there for the rest of his or her life.	Standard	Any assignee, irrevocable beneficiary or other party with ownership rights must consent to payment of the Accelerated Benefit.
Accelerated Death Benefit for Terminal Illness Rider	This rider pays a portion of the Death Benefit when requested if the Insured has a life expectancy of 24 months or less in most states.	Standard	Any assignee, irrevocable beneficiary or other party with ownership rights must consent to payment of the Accelerated Benefit.

Name of Benefit	Purpose	Is Benefit Standard or Optional	Brief Description of Restrictions/Limitations
CharitAbility®	Upon the death of the Insured, the Lutheran charitable organization or congregation will receive the Death Benefit proceeds as designated, and we will contribute an additional 10% of that amount to the charitable organization or congregation, up to $25,000 per insured.	Optional	Contract Owner must designate a Lutheran charitable organization or congregation as a Beneficiary for at least $1,000 of Death Benefit on his or her Contract.
Examples
Accidental Death Benefit (Optional)
A contract is issued to an insured at age 45, with a Face amount of $250,000 and the Accidental Death Benefit rider is elected for $100,000. The insured is underwritten and given Preferred Nontobacco risk class on the base coverage and standard rating on the rider. The charges for the rider are included in the monthly deductions collected for the next several years. At the insured’s age 57, he is killed in a vehicle collision. The cause of death is ruled accidental. His beneficiaries received the death proceeds of $250,000 base coverage and $100,000 Accidental Death Benefit coverage, for a total of $350,000.
Disability Waiver (Optional)
A contract is issued to an insured at age 45, with a Face amount of $250,000 and the Monthly Deduction is chosen for the Disability Waiver. The insured is underwritten and given Preferred Nontobacco risk class on the base coverage and standard rating on the waiver. The charges for the waiver benefit are included in the monthly deductions collected for the next several years. At the insured’s age 52, he is injured in an accident on April 1st and is unable to work. The insured submits a waiver claim, which is reviewed and approved, effective October 1st (6 months after disability). The accumulated value of the contract is incremented by the amount of the monthly deductions for those 6 months, and monthly deductions are waived from that date forward. The insured submits regular proof of his disability. After 15 months of waived deductions, the insured recovers sufficiently to begin a new occupation. The monthly deductions begin again after his recovery. The waiver rider expires when the insured reaches age 65.
Spouse Insurance Rider (Optional)
Example. A contract is issued to an insured at age 45, with a Face amount of $250,000, with a SuperPreferred Nontobacco risk class. A spouse rider is included at issue on the insured’s wife, also age 45, for $125,000. The charges for the spouse term rider are included in the monthly deductions collected for the next several years. As the spouse approaches age 70, they decide not to convert her coverage, as the term coverage continues to meet their needs. The spouse becomes ill a few years later and dies at age 72. The $125,000 is paid out to her beneficiary. The spouse term rider terminates when her death claim is paid.
Child Insurance Rider (Optional)
Example. A contract is issued to an insured at age 45, with a Face amount of $250,000, and a $15,000 child insurance rider is chosen. Two children are named to be covered by the rider, ages 10 and 12. The charges for the child insurance rider are included in the monthly deductions collected for the next several years. When each child reaches age 21, they are informed of eligibility to purchase coverage without underwriting. Each child decides to utilize this option. The older child takes out a $75,000 Universal Life contract, and the other child takes out a $75,000 Whole Life contract. The child rider terminates when the second child uses the purchase option.
Guaranteed Increase Rider (Optional)
A contract is issued to an insured at age 12, with an initial Face amount of $25,000 and a GIO rider of $25,000. The insured’s risk class at issue is Standard Nontobacco, so all GIO increases will be at this risk class, with no additional underwriting. In this example, the owner accepts the GIO at the Option Dates at the times that the insured is ages 18, 22, and 25. The Face amount in total is then $100,000 after these increases (initial $25,000 + 3 increases of $25,000 each).

At age 27, the insured uses a Special Option at the time of marriage, bringing the total Face amount to $125,000. The next Option at age 28 is skipped, and the owner declines the Option at ages 31, 34 and 37. The Options are accepted at ages 40 and 43. With these 2 increases of $25,000 each, the total Face amount is $175,000 after the last increase, and the GIO expires.
Cost of Living Rider (Optional)
Example. A contract is issued to an insured at age 45, with a Face amount of $250,000 and the Cost of Living Adjustment Benefit. There is no charge for including this COLA rider. The insured is underwritten and given Preferred Nontobacco risk class on the base coverage. On each contract anniversary, the owner is informed of the amount that the coverage will increase. The owner is given the option to decline the increase, which will terminate the COLA rider. The amount of each increase is determined by the CPI rate from the previous year. The owner chooses to continue to accept all increases, and the amount of coverage continues to increase. The Cost of Insurance rates charged reflect these increases. The waiver rider expires when the insured reaches age 65. At that time, his coverage has increased by a total face amount of $371,400. The face amount remains at this amount until the insured’s death.
Accelerated Benefits Rider (Standard)
Example. A contract is issued to an insured at age 45, with a Face amount of $250,000 and the Accelerated Death Benefit rider is automatically included. There is no charge for including this rider. The contract continues for several years, with regular scheduled payments made and monthly deductions collected. When the insured is age 68, he is diagnosed with a terminal illness. A claim is submitted to accelerate the entire death benefit, to pay for his medical care. The claim processing includes obtaining a certification from a qualified physician, which indicates that the insured’s diagnosis is terminal and his expected life expectancy is within 12 months. A calculation is made to determine the present value of the death benefit, less a $150 processing fee. The contract is terminated when that accelerated payment is made.
Accelerated Death Benefits for Terminal Illness Rider (Standard)
A contract is issued to an insured at age 45, with a Face amount of $250,000 and the Accelerated Death Benefit rider is automatically included. There is no charge for including this rider. The contract continues for several years, with regular scheduled payments made and monthly deductions collected. When the insured is age 68, he is diagnosed with a terminal illness. A claim is submitted to accelerate the entire death benefit, to pay for his medical care. The claim processing includes obtaining a certification from a qualified physician, which indicates that the insured’s diagnosis is terminal and his expected life expectancy is within 24 months. A calculation is made to determine the present value of the death benefit, less a $150 processing fee. The contract is terminated when that accelerated payment is made.
Surrenders and Withdrawals
Surrender Privileges
At any time before the death of the Insured, you may partially or totally surrender the Contract by giving us Notice. The Cash Surrender Value will equal the Accumulated Value less any Contract Debt and any Decrease Charge. You may elect to have the amount paid in cash or under a settlement option.
Verification of Identity
We require a Medallion Signature Guarantee for any surrender, partial surrenders or loan disbursement in an amount of $500,000 or more. Certain requests of less than $500,000 require either a Medallion Signature Guarantee, a notarized signature, or an attestation of your signature by a Thrivent financial professional. These authentication procedures are designed to protect against fraud. Such an authentication procedure may be required for a:
♦	Request to receive funds with a value of $100,000 or more;
♦	Request to receive funds if there has been a change of address for the Contract Owner within the preceding 15 days; and
♦	Certain other transactions as determined by us.

A Medallion Signature Guarantee is a stamp provided by a financial institution that guarantees your signature. You sign the Thrivent approved form and have the signature(s) guaranteed by an eligible guarantor institution such as a commercial bank, trust company, brokerage firm, credit union, or a savings bank participating in the Medallion Signature Guarantee Program. We may waive the Medallion Signature Guarantee in limited circumstances. A Notary Public is an individual who is authorized to authenticate signatures and can be found in law firms or many of the same places that an individual who provides Medallion Signature Guarantees can be found. Attestation by a financial professional requires the verification and witness of your signature by a Thrivent financial professional. You should consider the tax implications of a surrender or loan before you make a request. See Taxes.
Complete information pertaining to your individual situation is available through our Service Center at (800) 847-4836.
Full Surrender
At any time while the Contract is in force and the Insured is living, you may surrender this Contract by sending Notice to our Service Center while the Insured is living. If you surrender your Contract, the surrender will be effective on the day we receive Notice.
Following a full surrender, you will receive the Cash Surrender Value from the Contract. As an alternative to receiving the Cash Surrender Value, at any time while the Insured is living (and before Attained Age 100) you may surrender this Contract and elect to apply the Cash Surrender Value as a single premium to purchase Paid-Up Life Insurance on the Insured.
A full surrender may result in a Decrease Charge depending how long your Contract has been in force.
A full surrender will result in a Cash Surrender Value of $0, a Face Amount of $0 and a Death Benefit of $0. Insurance coverage ceases on the effective date of the surrender and the coverage cannot be reinstated.
A full surrender of your Contract may have tax consequences.
If your Contract is issued in New York, you may exchange this Contract for any fixed benefit permanent life insurance on the life of the Insured that we offer at the time of exchange and no evidence of insurability will be required. This exchange right is subject to all the conditions specified in your New York Contract form and this Contract must be exchanged: 1. Within 24 months after the Date of Issue; or 2. Within 60 days after the later of the effective date of a material change of investment policy of the Variable Account and the date you receive notification of such change .
Partial Surrender
Except as noted below, you may surrender the Contract in part for any amount, as long as the amount of the partial surrender is at least $500 and as long as the remaining Cash Surrender Value is not less than $500 (in each case with the Cash Surrender Value being determined on the day Notice is received by us, or if this is not a Valuation Date, the next following Valuation Date). The amount surrendered, including any surrender charge, will be deducted from the Subaccount(s) of the Variable Account in the same proportion that your Accumulated Value in the respective Subaccount(s) bears to the Contract’s total Accumulated Value in the Subaccount(s) at that time (you may select a different allocation basis with our approval). A surrender charge of $25 may be deducted by us from the amount withdrawn. For a discussion of certain limitations and considerations applicable to partial surrenders, see Partial Surrenders—Certain Other Considerations below.
Partial Surrenders—Certain Other Considerations
The amount of any partial surrender will, subject to certain exceptions, be deducted from cumulative premium payments in determining whether the requirements for the Death Benefit Guarantee have been satisfied. As a result, a partial surrender could result in termination of the Death Benefit Guarantee.

Because a partial surrender can affect the Face Amount and the Death Benefit (as described in this section), a partial surrender may also affect the net amount at risk under a Contract. The net amount at risk is, in general, the difference between the Death Benefit and the Accumulated Value and will be used in calculating the cost of insurance protection provided under the Contract.
We will not execute a request for partial surrender if or to the extent the requested partial surrender would reduce the Face Amount below $5,000. For VUL 1 Contracts, we will not execute a request for partial surrender if or to the extent the requested partial surrender would reduce the Face Amount below the Minimum Face Amount. Also, if a partial surrender would decrease the Face Amount, to the extent that the partial surrender would result in cumulative premiums exceeding the maximum premium limitations applicable under the Internal Revenue Code for life insurance, we will not effect such partial surrender.
Effect of Partial Surrenders on Face Amount and Death Benefit
A partial surrender will always decrease the Death Benefit and may also decrease the Face Amount. As described below, the effect of a partial surrender on the Death Benefit and the Face Amount may vary depending upon the Death Benefit Option in effect and whether the Death Benefit is based on the applicable percentage of Accumulated Value.
Option A – Effect of Partial Surrenders
The effect of a partial surrender on the Face Amount and Death Benefit under Option A can be described as follows. The Face Amount will never be decreased by a partial surrender. A partial surrender will, however, always decrease the Death Benefit under Option A by one of the following amounts:
♦	If the Death Benefit equals the Face Amount plus the Accumulated Value, a partial surrender will reduce the Accumulated Value by the amount of the partial surrender and thus the Death Benefit will also be reduced by the amount of the partial surrender.
♦	If the Death Benefit immediately prior to the partial surrender is based on the Accumulated Value multiplied by the applicable factor, the Death Benefit will be reduced to equal, the greater of (a) the Face Amount plus Accumulated Value after deducting the partial surrender and (b) the Death Benefit based on the Accumulated Value multiplied by the applicable factor after deducting the partial surrender.
Option B – Effect of Partial Surrenders
The effect of a partial surrender on the Face Amount and Death Benefit under Option B can be described as follows:
♦	If the Death Benefit equals the Face Amount, a partial surrender will reduce the Face Amount and the Death Benefit by the amount of the partial surrender.
♦	If the Death Benefit is based on the Accumulated Value multiplied by the applicable factor and the amount of the partial surrender multiplied by the applicable factor is less than the Death Benefit immediately prior to the partial surrender minus the Face Amount at that time, the Face Amount will not be reduced and the Death Benefit will be reduced by the amount of the partial surrender multiplied by the applicable factor.
♦	If the Death Benefit immediately prior to the partial surrender is based on the Accumulated Value multiplied by the applicable factor and the amount of the partial surrender multiplied by the applicable factor exceeds the Death Benefit immediately prior to the partial surrender minus the Face Amount at that time, the Face Amount will be reduced by an amount equal to (a) minus (b) where:
(a)is the amount of the partial surrender, and
(b)is the result obtained by dividing (i) by (ii) where:
(i)is the difference between the Death Benefit and the Face Amount immediately prior to the partial surrender, and
(ii)is the applicable factor.
The Death Benefit will be reduced to equal the Face Amount after the partial surrender.

Loans
General
While the Insured is living, you may, by giving Notice, obtain a loan from us using your Contract as a security for the loan. You may at any time after the Contract Date obtain Contract loans in an amount not exceeding in the aggregate 90% of the excess of Accumulated Value over any Decrease Charge on the date of any loan. The minimum amount of a loan for a VUL 1 Contract is $100. Loans have priority over the claims of any assignee or other person. The loan may be repaid in full or in part at any time while the Insured is living.
As used in this prospectus, the term “Loan Amount” means the sum of all unpaid Contract loans (including any prepaid loan interest added to the then outstanding Loan Amount), and the term “Debt” means the sum of all unpaid Contract loans less any unearned prepaid loan interest. The Loan Amount is used in calculating whether the requirement for the Death Benefit Guarantee has been satisfied. Contract Debt is used to calculate the Contract’s Cash Surrender Value and the amount of Death Benefit proceeds payable to the Beneficiary. In some cases, Contract Debt is used to determine whether the Contract will lapse.
Allocation of Contract Loan
We will allocate a Contract loan among the Subaccounts of the Variable Account in the same proportion that your Contract’s Accumulated Value in each Subaccount bears to the Contract’s total Accumulated Value in the Variable Account, as of the day on which the request is received or, if that is not a Valuation Date, on the next following Valuation Date. With our approval, you can select a different allocation.
Loans will normally be paid within seven days after receipt of Notice. Postponement of loans may take place under certain circumstances.
Interest
The loan interest rate is 7.4% per year, as calculated in advance. This is the equivalent of 8.0% per year in arrears. Interest on any loan will be charged at that rate or its equivalent calculated in arrears. If interest is not paid when due, it will be added to the loan balance and will bear interest at the same rate.
Effect of Contract Loans
Accumulated Value equal to the portion of the Contract loan allocated to each Subaccount will be transferred from the Subaccount to the Loan Account, thereby reducing the Contract’s Accumulated Value in that Subaccount.
As long as the Contract is in force, Accumulated Value in the Loan Account will be credited with interest at an effective annual rate of 7% in arrears. No additional interest will be credited to these assets. The interest earned during a Contract Month will be credited at the end of the Contract Month. Any interest credited will be allocated to the Subaccount(s) in proportion to the Accumulated Value in the respective Subaccounts.
Although Contract loans may be repaid at any time, Contract loans will permanently affect the Contract’s potential Accumulated Value and Cash Surrender Value and may permanently affect the Death Benefit under the Contract. The effect on Accumulated Value and Death Benefit could be favorable or unfavorable depending on whether the investment performance of the Accumulated Value in the Subaccount(s) is less than or greater than the interest being credited on the assets in the Loan Account while the loan is outstanding. Compared to a Contract under which no loan is made, values under the Contract will be lower when such interest credited is less than the investment performances of assets held in the Subaccount(s). In addition, the Death Benefit proceeds will be reduced by the amount of any outstanding Contract Debt.
The amount of any Contract loan will, subject to certain exceptions, be deducted from cumulative premium payments in determining whether the requirements for the Death Benefit Guarantee have been satisfied. As a result, a Contract loan could result in termination of the Death Benefit Guarantee.

Repayment of Contract Debt
You may repay Debt at any time while the Insured is living. All loan repayments must be in U.S. dollars drawn on a U.S. bank. Generally, we do not accept cash, starter checks (checks without preprinted registration), traveler’s checks, credit card courtesy checks, or third party checks. If not repaid, we will deduct Debt from any proceeds payable under the Contract. As Debt is repaid, your Contract’s Accumulated Value held in the Subaccount(s) of the Variable Account will be restored. We will allocate the amount of such repayment to the Subaccount(s) of the Variable Account in the same proportion that the Contract’s Accumulated Value in a Subaccount bears to the Contract’s total Accumulated Value in the Variable Account (you may select a different allocation basis with our approval).
When the entire Debt is repaid, interest that would be credited upon the assets held in the Loan Account during the period from the last Monthly Anniversary to the date of repayment will also be allocated to the Subaccount(s) in the same proportion as Debt repayments will be allocated. We will allocate the repayment of Debt as of the date on which the repayment is received or, if that is not a Valuation Date, on the next following Valuation Date.
Tax Considerations
Under the Technical and Miscellaneous Revenue Act of 1988, any loans taken from a “modified endowment contract”, as well as interest accruing on the loans, will be treated as a taxable distribution to the extent there is gain in the Contract. In addition, with certain exceptions, a 10% additional income tax penalty may be imposed on the portion of any loan and loan interest that is included in income. See Taxes for additional information.
Lapse and Reinstatement
Lapse
Your failure to make a Scheduled Premium payment will not itself cause a Contract to lapse. Subject to the Death Benefit Guarantee, lapse will only occur when:
♦	the Cash Surrender Value is insufficient to cover the Monthly Deduction; or
♦	Contract Debt exceeds the Accumulated Value less any Decrease Charge; and
♦	in either case if a grace period expires without a sufficient payment.
Even if the Cash Surrender Value is insufficient to cover the Monthly Deduction, the Contract will not lapse if the Death Benefit Guarantee is in effect.
Because unearned prepaid loan interest will not be included in Contract Debt, the Cash Surrender Value will always include any unearned prepaid loan interest. This means that, in effect, unearned prepaid loan interest will be applied to keep the Contract in force because this amount will be available to pay the Monthly Deduction and because the premium for the Contract will not be in default until the Cash Surrender Value is insufficient to cover the Monthly Deduction. Any payment you make after unearned prepaid loan interest has been applied in this manner will first be used to replace unearned prepaid loan interest so applied.
The Contract provides for a 61-day grace period that is measured from the date on which we send notice. Thus, the Contract does not lapse, and the insurance coverage continues, unless the grace period expires and we have not received the required amount. We will send you notice on or after the Monthly Anniversary on which (1) the Cash Surrender Value is insufficient to pay the Monthly Deduction chargeable on the Monthly Anniversary or (2) the Contract Debt exceeds the Accumulated Value less any Decrease Charge and the Death Benefit Guarantee is not in effect. The notice will specify the payment required to keep the Contract in force and the termination date.
In order to prevent lapse, you must during the grace period make the required premium payment or make the required loan repayment as stated in the notice. Failure to make a sufficient payment within the grace period will result in lapse of the Contract without value.

For all Contracts except those issued in New Jersey and New York , at the commencement of the grace period, we will transfer your Contract’s Accumulated Value attributable to the Variable Account (that is, the Accumulated Value in excess of the amount held in the Loan Account) into our General Account. For Contracts issued in New Jersey and New York, if the Contract enters the grace period, any Accumulated Value in the Subaccount(s) will be transferred to the General Account and will be credited with interest at an effective annual rate of 4.5% from the commencement of the grace period to the date we receive the required payment. If you make sufficient payments during the grace period to avoid lapse of the Contract, then any Accumulated Value in excess of the amount to be held in the Loan Account will be reallocated to the Variable Account upon receipt of such payments. The amount reallocated to the Variable Account will be reduced by the amount of any Monthly Deductions not paid during the grace period. The amount allocated to the Variable Account will be allocated among the Subaccount(s) in the same proportion as the Accumulated Value was transferred to the General Account from the Subaccount(s) at the commencement of the grace period.
If a sufficient payment is made during the grace period, we will allocate Net Premiums among the Subaccount(s) according to the current Net Premium allocation and then any amount required to pay unpaid Contract charges will be deducted.
If the Insured dies during the grace period, the proceeds under the Contract will equal the amount of the Death Benefit and any additional life insurance benefits on the Insured provided by rider as of the Monthly Anniversary on or immediately preceding the commencement of the grace period, reduced by any Contract Debt and the amount needed to cover the Monthly Deduction through the month of death.
If the Contract lapses, a tax may result.
If a sufficient payment is not made during the grace period, the Contract will lapse without value and insurance coverage will end as of the expiration of the grace period. The Contract will have no Accumulated Value or Cash Surrender Value upon termination of the Contract. Reinstatement within 90 days of lapse and within the same calendar year as the lapse is most beneficial for minimizing related taxes.
On any Monthly Anniversary when the Death Benefit Guarantee is in effect, the Contract will not lapse.
Reinstatement
Unless a Contract has been surrendered, it may be reinstated within five years after 1) the date the grace period ends if, on that date, the Contract terminated; or 2) the Contract terminated under the Termination from Excess Loan contract provision. You may reinstate the Contract by submitting the following items to us:
♦	Written application for reinstatement;
♦	Evidence of insurability satisfactory to us;
♦	Payment or reinstatement of any Contract Debt that existed on the date the grace period expired; and
♦	A payment that is sufficient to cover:
(1)payment of any unpaid Monthly Deductions for the grace period; and
(2)a premium repayment sufficient to increase Cash Surrender Value (that is, the Accumulated Value less any Contract Debt and any Decrease Charge) to an amount at least equal to the Monthly Deductions and interest on Contract loans for the next two Contract Months, based on Unit Values on the date of reinvestment.
The amount of your Cash Surrender Value on the date of reinstatement will equal the Accumulated Value on that date less any reinstated Contract Debt and any reinstated Decrease Charge. The amount of Accumulated Value on the date of reinstatement will equal:
♦	the Accumulated Value as of the expiration of the grace period before termination of the Contract; plus
♦	any premiums received at the time of reinstatement, reduced by any Premium Expense Charges; less

♦	any Monthly Deductions and any loan interest due for the grace period; less
♦	the Monthly Deduction for the next Contract Month.
Contract charges will, in effect, be calculated and reinstated on a reinstated Contract as if the Contract had been reinstated effective as of the expiration of the grace period. Any Decrease Charge and any Initial Monthly Administrative Charge that applied to the Contract at the expiration of the grace period will be reinstated. The period of time from Contract lapse until Contract reinstatement will not be taken into account in determining when the 15-year-time periods for the Decrease Charge and the Initial Monthly Administrative Charge expire or in determining when the first Contract Year expires for the purpose of calculating the Contingent Deferred Sales Charge. Moreover, the Monthly Deductions and any loan interest that would have otherwise been payable during the grace period must be paid before reinstatement.
The effective date of reinstatement will be the date on which the reinstatement application was approved.
A Contract that is reinstated more than 90 days after lapse has a higher likelihood of becoming a MEC. See Taxes for more information.
The Death Benefit Guarantee cannot be reinstated after lapse of the Contract.
Taxes
General
The following discussion of the federal income tax treatment of the Contract is not exhaustive, does not purport to cover all situations, and is not intended as tax advice. The federal income tax treatment of the Contract is unclear in certain circumstances, and a qualified tax advisor should always be consulted with regard to the application of law to individual circumstances. This discussion is based on the Internal Revenue Code of 1986, as amended (the “Code”), Treasury Department regulations, and interpretations existing on the date of this prospectus. These authorities, however, are subject to change by Congress, the Treasury Department, and judicial decisions.
This discussion generally does not address state or local tax consequences associated with the purchase of the Contract. In addition, WE MAKE NO GUARANTEE REGARDING ANY TAX TREATMENT—FEDERAL, STATE OR LOCAL—OF ANY CONTRACT OR OF ANY TRANSACTION INVOLVING A CONTRACT.
Estate, Gift and Generation-Skipping Transfer Tax Considerations
The transfer of the Contract or designation of a Beneficiary may have federal, state, and/or local transfer and inheritance tax consequences, including the imposition of gift, estate, and generation skipping transfer taxes. For example, the transfer of the Contract to, or the designation as a Beneficiary of, or the payment of proceeds to, a person who is assigned to a generation which is two or more generations below the generation assignment of the Contract Owner may have generation-skipping transfer tax consequences in addition to gift and estate tax consequences under federal tax law.
The individual situation of each Contract Owner or Beneficiary will determine the extent, if any, to which federal, state, and local transfer and inheritance taxes may be imposed and how ownership or receipt of Contract proceeds will be treated for purposes of federal, state and local estate, inheritance, generation-skipping and other taxes. If this Contract is used with estate and gift tax planning in mind, you should consult with your tax advisor as to the most up-to-date information as to federal estate, gift, and generation skipping tax rules.
Tax Status of the Variable Account
We are treated as the owner of the assets of the Variable Account for federal tax purposes. Also, the Variable Account is not separately taxed as a “regulated investment company” under the Code. Both the investment income and realized capital gains of the Variable Account (i.e., the income and capital gains distributed to the Variable Account by the Fund)

are reinvested without tax under current law. We reserve the right in the future to make a charge against the Variable Account or the Accumulated Value of a Contract for any federal, state, or local income taxes that are incurred and that we determine to be properly attributable to the Variable Account or the Contract. We will promptly notify you of any such charge.
Taxation of the Contract—In General
Tax Status of the Contract
Section 7702 of the Code establishes a statutory definition of life insurance for federal tax purposes. Under this section of the Code, a Contract must satisfy either the Cash Value Accumulation Test or the Guideline Premium Test. While the requirements of this section of the Code are complex and limited guidance has been provided from the Internal Revenue Service (the “IRS”) or otherwise, Thrivent believes that the Contract will meet the current statutory definition of life insurance, which places limitations on the Accumulated Values under both the Cash Value Accumulation Test and Guideline Premium Test, and premiums under the Guideline Premium Test, that can accumulate relative to the Death Benefit. As a result, the Death Benefit payable under the Contract will generally be excludable from the Beneficiary’s gross income, and gains and other income credited under the Contract will not be taxable unless certain withdrawals are made (or deemed to be made) from the Contract prior to the Insured’s death, as discussed below. This tax treatment generally will only apply, however, if (1) the investments of the Variable Account are “adequately diversified” in accordance with Treasury Department regulations, and (2) Thrivent, rather than the Contract Owner, is considered the owner of the assets of the Variable Account for federal income tax purposes.
The Code and Treasury Department regulations prescribe the manner in which the investments of a segregated asset account, such as the Variable Account, are to be “adequately diversified.” If the Variable Account fails to comply with these diversification standards, the Contract will not be treated as a life insurance contract for federal income tax purposes and the Contract Owner would generally be taxed currently on the income on the Contract (as defined in the tax law). We expect that the Subaccounts of the Variable Account, through the Portfolios, will comply with the diversification requirements prescribed by the Code and Treasury Department regulations.
In certain circumstances, variable life insurance contract owners may be considered the owners, for federal income tax purposes, of the assets of a segregated asset account, such as the Variable Account, used to support their contracts. In those circumstances, income and gains from the segregated asset account would be includible in the contract owners’ gross income on a current basis. The IRS has stated in published rulings that a variable contract owner will be considered the owner of the assets of a segregated asset account if the owner possesses incidents of ownership in those assets, such as the ability to exercise investment control over the assets. The ownership rights under the Contract are similar to, but differ in certain respects from, the ownership rights described in certain other IRS rulings where it was determined that contract owners were not owners of the assets of a segregated asset account. For example, the Owner of this Contract has the choice of more investment options to which to allocate premium payments and the Accumulated Value than were addressed in such rulings. These differences could result in the Contract Owner being treated as the owner of all or a portion of the assets of the Variable Account and thus subject to current taxation on the income and gains from those assets. In addition, we do not know what standards will be set forth in any further regulations or rulings which the Treasury Department or the IRS may issue. We, therefore, reserve the right to modify the Contract as necessary to attempt to prevent Contract Owners from being considered the owners of the assets of the Variable Account. However, there is no assurance that such efforts would be successful.
The remainder of this discussion assumes that the Contract will be treated as a life insurance contract for federal tax purposes.
Tax Treatment of Death Benefits
In general, the amount of the death proceeds payable from a Contract by reason of the death of the Insured is excludable from gross income under section 101 of the Code. Certain transfers of the Contract for valuable consideration, however, may result in a portion of the death proceeds being taxable.

If the death proceeds not received in a lump sum and is, instead, applied under certain settlement options (other than settlement option 1), generally payments will be prorated between amounts attributable to the death proceeds, which will be excludable from the Beneficiary’s income, and amounts attributable to interest (accruing after the Insured’s death), which will be includible in the Beneficiary’s income. If the death proceeds applied under settlement option 1 (Interest Income), the interest credited will be currently includible in the Beneficiary’s income.
Death proceeds may be subject to state and/or federal estate and/or inheritance tax. The entire amount of death proceeds will be included in the taxable estate of an Insured if the Insured possesses control (referred to as “incidents of ownership”) over the Contract at the time of death or control has not been transferred more than three years prior to death. Many factors determine if an estate is subject to estate and/or inheritance tax such as the size of the taxable estate, timing of death and the applicable state law.
Tax Deferral During Accumulation Period
Under existing provisions of the Code, except as described below, any increase in a Contract’s Accumulated Value is generally not taxable to the Contract Owner unless amounts are received (or are deemed to be received) from the Contract prior to the Insured’s death. Amounts received (or deemed to be received) from the Contract are treated as ordinary income for tax purposes. If there is a full surrender of the Contract, an amount equal to the excess of the amount received over the “investment in the contract” will generally be includible in the Contract Owner’s income. The “investment in the contract” generally is the aggregate premiums and other consideration paid for the Contract, less the aggregate amount received under the Contract previously to the extent such amounts received were excludable from gross income.
Similarly, for VUL 1 Contracts and Contracts issued in New York, if the Insured is living on the Maturity Date, the amount payable on that date (Accumulated Value reduced by Contract Debt and unpaid Monthly Deductions) will be includible in the Contract Owner’s income if it exceeds the “investment in the contract.”
As discussed below, the taxation of partial surrenders and other amounts deemed to be distributed from the Contract depends, in part, upon whether the Contract is considered a “modified endowment contract” (“MEC”) for federal income tax purposes. The status of a Contract as a MEC also may affect whether a 10% penalty tax applies upon a surrender or other distribution, as discussed below.
Taxation of Contracts that Are Not MECs
Tax Treatment of Partial Surrenders from Contracts that Are Not MECs—In General
If the Contract is not a MEC (described below), the amount of any partial surrender from the Contract generally will be treated first as a non-taxable recovery of premium and then as income received from the Contract. Thus, a partial surrender from a Contract that is not a MEC generally will not be includible in income except to the extent it exceeds the investment in the contract immediately before the partial surrender.
Certain Distributions Required by the Tax Law in the First 15 Contract Years
As indicated above, Section 7702 of the Code places limitations on the Accumulated Values and/or premiums that can accumulate relative to the Death Benefit. Where cash distributions are required under Section 7702 of the Code in connection with a reduction in benefits during the first 15 years after the Contract is issued (or if cash distributions are made in anticipation of a reduction in benefits, within the meaning of the tax law, during this period), some or all of such amounts may be includible in income notwithstanding the general rule described in the preceding paragraph. A reduction in benefits may result upon a decrease in the Face Amount, upon a change from one Death Benefit Option to the other, if a partial surrender is made, and in certain other instances.
Tax Treatment of Loans from Contracts that Are Not MECs
If a Contract is not a MEC, a Contract loan generally will be treated as indebtedness of the Contract Owner. As a result, no part of any Contract loan will constitute income to the Contract Owner so long as the Contract remains in force. However, in those situations where the interest rate credited to the Loan Account equals or is nearly the same as the interest rate charged for the loan, it is possible that some or all of the loan proceeds may be includible in income. If a Contract lapses or is surrendered when a Contract loan is outstanding, the portion of the Accumulated Value applied to repay the Contract loan outstanding, including any accrued and unpaid loan interest, will be treated as the proceeds of a surrender for purposes of determining whether any amounts are includible in the Contract Owner’s income. The amount of Debt over and above that secured by Accumulated Value is “excess debt” taxable as “cancellation of indebtedness”.
Generally, interest paid on any Contract loans will not be tax deductible. A limited exception to this rule exists for certain interest paid in connection with certain “key person” insurance. Contract Owners should consult a tax advisor regarding the deductibility of interest incurred in connection with this Contract.
Taxation of Contracts that Are MECs
Characterization of a Contract as a MEC
In general, a Contract will be considered a “modified endowment contract” under section 7702A of the Code (i.e., as a MEC) if (1) the Contract is received in exchange for a life insurance contract that was a MEC, or (2) the Contract is entered into on or after June 21, 1988 and premiums are paid into the Contract more rapidly than the rate defined by a “7-Pay Test.” This test generally provides that a Contract will fail this test (and thus be considered a MEC) if the accumulated amount paid under the Contract at any time during the first 7 Contract Years exceeds the cumulative sum of the net level premiums which would have been paid to that time if the Contract provided for paid-up future benefits after the payment of 7 level annual premiums. A material change of the Contract (as defined in the tax law) will generally result in a reapplication of the 7-Pay Test. In addition, any reduction in benefits during a 7-Pay testing period, including where a Contract lapses and is then reinstated more than 90 days later will affect the application of this test. We will monitor the Contracts and will attempt to notify Contract Owners on a timely basis if a Contract becomes a MEC or would become a MEC as a result of a transaction. The Contract Owner may then request that we take any steps that may be available to avoid treatment of the Contract as a MEC, if that is desired.
Tax Treatment of Partial Surrenders, Loans, Assignments, and Pledges Where a Contract is a MEC
If the Contract is a MEC, partial surrenders from the Contract will be treated first as withdrawals of income and then as a recovery of the investment in the Contract. Thus, partial surrenders will be includible in income to the extent the Accumulated Value exceeds the investment in the Contract. The receipt of any Contract loan, including any accrual of loan interest, will be treated as a withdrawal for tax purposes. In addition, distributions made within two years before a failure to meet the 7-Pay Test are treated as made under a MEC.
The discussion above regarding the tax treatment of deductibility of interest on loans and of lapses while loans are outstanding under the caption “Tax Treatment of Loans from Contracts that Are Not MECs” also generally applies to Contracts which are MECs.
If the Contract Owner assigns or pledges (or agrees to assign or pledge) any portion of the Accumulated Value, such portion will be treated as a withdrawal for tax purposes. If the entire Accumulated Value is assigned or pledged, subsequent increases in the Accumulated Value are also treated as withdrawals for as long as the assignment or pledge remains in place. The Contract Owner’s investment in the Contract is increased by the amount includible in income with respect to any assignment, pledge, or loan, though it is not affected by any other aspect of the assignment, pledge, or loan (including its release or repayment). Before assigning, pledging, or requesting a loan under a Contract treated as a MEC, a Contract Owner should consult a tax advisor.
Penalty Tax
Generally, proceeds of a full or partial surrender (or the amount of any deemed withdrawal, such as in the case of loans, assignments and pledges) from a MEC are subject to a penalty tax equal to 10% of the portion of the proceeds that is includible in income. This penalty tax does not apply where the surrender or deemed withdrawal is made (1) after the

Contract Owner attains age 591⁄2, (2) because the Contract Owner has become disabled (as defined in the tax law), or (3) as substantially equal periodic payments over the life or life expectancy of the Contract Owner (or the joint lives or life expectancies of the Contract Owner and his or her Beneficiary, as defined in the tax law).
Aggregation of Contracts that Are MECs
All life insurance contracts which are treated as MECs and which are purchased by the same person(s) from Thrivent, or any of our affiliates, within the same calendar year will be aggregated and treated as one contract for purposes of determining the tax on withdrawals (including deemed withdrawals). Contracts issued by different companies that subsequently merge are not aggregated. The effects of such aggregation are not always clear; however, it could affect the amount of a full or partial surrender (or a deemed withdrawal) that is taxable and the amount which might be subject to the 10% penalty tax described above.
Contracts Not Owned by Individuals
In the case of life insurance contracts issued to a non-natural taxpayer, or held for the benefit of such an entity, the tax law provides that a portion of the taxpayer’s otherwise deductible interest expenses may not be deductible as a result of ownership of the contract even if no loans are taken under the contract. An exception to this rule is provided for certain life insurance contracts which cover the life of an individual who is a twenty percent owner, or an officer, director, or employee, of a trade or business at the time first covered by the Contract. Entities that are considering purchasing the Contract, or entities that will be beneficiaries under a Contract, should consult a tax advisor.
Section 1035 Exchanges
Section 1035 of the Code provides that no gain or loss will be recognized on the exchange of a life insurance contract for another life insurance contract, endowment contract, annuity contract, or qualified long-term care insurance contract, provided that certain requirements are met. If the Contract is being issued in exchange for another life insurance contract, the requirements that must be met to receive tax-free treatment under Section 1035 of the Code include, but are not limited to: (1) the contracts must have the same insured, and (2) your old contract must be exchanged for the new contract either through an assignment of your old contract to the new insurer or by a direct transfer of the account value of the old contract to the new insurer. If your old contract was a MEC, the new life insurance contract also will be a MEC. You cannot exchange an endowment, annuity, or qualified long-term care insurance contract for a life insurance contract tax-free. If any money or other property is received in the exchange (“boot”) that satisfies the requirements of section 1035 of the Code, gain (but not loss) will be recognized equal to the lesser of the gain realized on the exchange or the amount of the boot received.
Generally, the new contract will have the same investment in the contract as the exchanged contract. However, if boot is received in the exchange the investment in the contract may be adjusted. Special rules and procedures apply to section 1035 exchanges. These rules can be complex, and if you wish to take advantage of section 1035, you should consult a tax and/or legal advisor.
Accelerated Death Benefits
If an Insured is “terminally ill,” as defined in the tax law, accelerated death benefits paid under a life insurance contract generally will be excludable from income under section 101 of the Code. Exceptions apply for certain business-related contracts and in certain situations where a Contract has been transferred for value. Under the tax law, an individual is considered “terminally ill” if the individual has been certified by a physician (as defined in the tax law) as having an illness or physical condition which can reasonably be expected to result in death in 24 months or less after the date of the certification.
Amounts paid under the accelerated benefits for terminal illness rider incorporated into this Contract will in most circumstances satisfy this requirement.

Actions to Ensure Compliance with the Tax Law
We believe that the values we have determined for the Contracts will comply with the federal tax definition of life insurance under section 7702 of the Code. We will monitor Contract values and take action as necessary to help assure compliance. At Attained Age 100 and later, we reserve the right to not accept premium payments while the Death Benefit is based on the Table of Death Benefit Factors in your Contract. We also reserve the right to increase the Death Benefit (which may result in larger charges under a Contract) or to take any other action deemed necessary to ensure the compliance of the Contract with the federal tax definition of life insurance.
Other Considerations
Changing the Contract Owner, designating an irrevocable Beneficiary, exchanging the Contract, increasing and decreasing the Face Amount, changing from one Death Benefit Option to another, and other changes under the Contract may have tax consequences (other than those discussed herein) depending on the circumstances of such change or event. In addition, tax consequences may apply if you sell your Contract. This list and the discussion herein are not exhaustive. Other transactions with respect to a Contract may also have federal income or other tax consequences. Federal estate, and state and local estate, inheritance and other tax consequences of ownership or receipt of Contract proceeds depend on the circumstances of each Contract Owner or Beneficiary.
In the case of an “employer-owned life insurance contract” as defined in the tax law that is issued (or deemed to be issued) after August 17, 2006, the portion of the death benefit excludable from gross income generally will be limited to the premiums paid for the contract. However, this limitation on the death benefit exclusion will not apply if certain notice and consent requirements are satisfied and one of several exceptions is satisfied. These exceptions include circumstances in which the death benefit is payable to certain heirs of the insured or to acquire an ownership interest in a business, or where the contract covers the life of a director or an insured who is “highly compensated” within the meaning of the tax law. These rules, including the definition of an “employer-owned life insurance contract,” are complex, and you should consult with your advisers for guidance as to their application.
Medicare Hospital Insurance Tax
A Medicare hospital insurance tax of 3.8% will apply to some types of investment income. This tax will apply to the taxable portion of (1) any proceeds distributed from the Contract as annuity payments pursuant to a settlement option prior to the death of the Insured, or (2) the proceeds of any sale or disposition of the Contract. This tax only applies to taxpayers with “modified adjusted gross income” above $250,000 in the case of married couples filing jointly or a qualifying widow(er) with dependent child, $125,000 in the case of married couples filing separately, and $200,000 for all others. For more information regarding this tax and whether it may apply to you, please consult your tax advisor.
Federal Income Tax Withholding
We will withhold and remit to the federal government a part of the taxable portion of full and partial surrenders made under a Contract unless the Contract Owner notifies us in writing, and such Notice is received at the Service Center at or before the time of the full or partial surrender, that he or she elects not to have any amounts withheld. This election out of withholding is not permitted in certain circumstances. Regardless of whether the Contract Owner requests that no taxes be withheld or whether we withhold a sufficient amount of taxes, the Contract Owner will be responsible for the payment of any taxes including any penalty tax that may be due on the amounts received. The Contract Owner may also be required to pay penalties under the estimated tax rules if the Contract Owner’s withholding and estimated tax payments are insufficient to satisfy the Contract Owner’s tax liability.
Nonresident Aliens and Other Foreign Persons
The discussion above provides general information regarding U.S. federal withholding tax consequences to life insurance purchasers that are U.S. citizens or residents. Purchasers or Beneficiaries that are not U.S. citizens or residents will generally be subject to U.S. federal withholding tax on taxable distributions (including taxable Death Benefit Proceeds) from life insurance policies at a 30% rate, unless a lower treaty rate applies. Prospective purchasers that are not U.S. citizens or residents and other foreign persons should consult with a tax advisor regarding federal tax withholding with respect to distributions from a Contract.

FATCA Withholding
If the payee of a distribution (including the Death Benefit) from the Contract is a foreign financial institution (“FFI”) or a non-financial foreign entity (“NFFE”) within the meaning of the Code as amended by the Foreign Account Tax Compliance Act (“FATCA”), the distribution could be subject to U.S. federal withholding tax on the taxable amount of the distribution at a 30% rate irrespective of the status of any beneficial owner of the Contract or the nature of the distribution. The rules relating to FATCA are complex, and a tax advisor should be consulted if an FFI or NFFE is or may be designated as a payee with respect to the Contract.
Distribution of the Contracts
For financial professionals who are registered representatives of Thrivent Investment Management Inc., the following applies:
Thrivent Investment Management Inc., 600 Portland Avenue S., Suite 100, Minneapolis, Minnesota 55415, an indirect subsidiary of Thrivent, is a registered broker-dealer and acts as principal underwriter and distributor of the Contracts pursuant to a distribution agreement with us. Thrivent Investment Management Inc. also acts as the distributor of a number of other variable annuity and variable life insurance contracts we offer.
The financial professional in this transaction is a duly licensed registered representative of Thrivent Investment Management Inc. and is also an appointed insurance producer of Thrivent. Our financial professionals predominately sell insurance and annuity products of ours. It is more profitable for us and our affiliates if you purchase products issued by us instead of those issued by other insurance companies. As a result, we have a financial interest in the sale of the Contract, and an incentive to recommend that you purchase a contract issued by Thrivent instead of a contract issued by another company. Sales of Thrivent insurance products, which include variable annuity and variable life insurance contracts, help support our mission of service to congregations and communities. This gives both the organization and our members an opportunity to promote volunteerism, aid those in need, strengthen non-profit organizations and address critical community needs.
In addition, your financial professional may be paid differently depending on the product or service he or she recommends. As a result, your financial professional in this transaction may have a financial incentive to recommend that you purchase one product instead of another.
From time to time and in accordance with applicable laws and regulations, financial professionals are eligible for various incentives. These include cash incentives such as bonuses and sales incentives, or other economic benefits. In addition to the commissions or other compensation paid when you purchase or invest in a product or account, your financial professional may also be paid additional compensation based on factors including the total volume of product sales, length of time that you continue to pay premiums or keep assets invested in the products sold..
Compensation consists of commissions, bonuses and promotional incentives. Commissions pay at a first-year commission rate of 0% to 50% of commissionable premiums paid into the Contract. Your financial professional also receives a premium based trail compensation ranging from 0% to 7% annually.
Your financial professional may receive asset-based compensation in the amount of 0% to 0.3% of the Accumulated Value, if eligible. If you elect a settlement option, we pay commissions to the financial professional ranging from 0% to 0.80% of the premium applied to the settlement option, if eligible.
Financial professionals are eligible to be paid back a portion of what they spent on marketing their financial services to the public.

For financial professionals who are registered representatives of Selling Firms, the following applies:
We and the principal underwriter of the Contracts have entered, and may enter, into selling agreements with broker-dealers that are unaffiliated with us (“Selling Firms”). The financial professional in a transaction through a Selling Firm is a registered representative of the Selling Firm, and an appointed insurance producer of Thrivent Financial. The following paragraphs describe how payments are made by us to unaffiliated Selling Firms.
The terms of any agreement governing compensation may vary among Selling Firms. The prospect of receiving, or the receipt of, compensation may provide Selling Firms and/or their registered representatives with an incentive to favor sales of the Contracts over other variable contracts (or other investments) with respect to which the Selling Firms do not receive compensation or receive lower compensation. You should take such payment arrangements into account when considering and evaluating any recommendation relating to the Contracts.
The maximum commission we pay to Selling Firms is 100% of first year commissionable premiums, plus up to 0.062% of a Contract’s Accumulated Value annually and up to 1.85% of paid premiums.
The registered representative typically receives a portion of the compensation we pay to the Selling Firm, based on the agreement between the Selling Firm and its registered representative. You may ask registered representatives how they will be personally compensated. The compensation described above is not charged directly to you or your Contract.
The compensation is paid from our resources, which include fees and charges imposed on your Contract.
Legal Proceedings
There are no legal proceedings to which the Variable Account is a party or to which the assets of the Variable Account are subject. Neither Thrivent nor Thrivent Investment Management Inc. is involved in any litigation that is of material importance in relation to their financial condition or that relates to the Variable Account.
Financial Statements
The financial statements of Thrivent and the Variable Account are contained in the Statement of Additional Information. The SAI is available, without charge, upon request. You can view a copy of the SAI online at dfinview.com/Thrivent/VariableLifeA or you can request a copy by calling our Service Center at 1-800-847-4836, or by sending an email request to mail@thrivent.com.

Special Terms
Accelerated Benefits Rider	This benefit allows the Owner to receive a portion of the Death Benefit while the Insured is living.
Accumulated Value	The total amount of value held under a Contract at any time (which equals the sum of the amounts held in the Loan Account and Variable Account). The Accumulated Value, unlike the Cash Surrender Value, is not reduced by any Decrease Charge or Contract Debt.
Attained Age	On any day during the first Contract Year, the age of the Insured on the Date of Issue, and then, on any day during each succeeding Contract Year, the age of the Insured on the Contract Anniversary on or immediately prior to that day.
Basic Monthly Administrative Charge	A monthly charge to reimburse Thrivent for ordinary administrative expenses expected to be incurred.
Beneficiary	The person(s) named by the Contract Owner to receive the death proceeds under the Contract. A Beneficiary need not be a natural person.
Cash Surrender Value	The Accumulated Value less any Contract Debt, the amount, if any, needed to cover unpaid Monthly Deductions and any Decrease Charge.
Contract	The flexible premium variable adjustable life insurance contract offered by Thrivent and described in this prospectus consisting of the certificate of insurance, any attached riders, amendments or endorsements, the application and our Articles of Incorporation and Bylaws.
Contract Anniversary	The same date in each succeeding year as the Date of Issue.
Contract Date	The latest of (1) the Date of Issue; (2) the date Thrivent received the first premium payment on the Contract at its Service Center and (3) any other date mutually agreed upon by Thrivent and the Contract Owner.
Contract Month	The period from one Monthly Anniversary to the next. The first Contract Month was the period beginning on the Date of Issue and ending on the first Monthly Anniversary.
Contract Year	The period from one Contract Anniversary to the next. The first Contract Year was the period beginning on the Date of Issue and ending on the first Contract Anniversary.
Date of Issue	The date shown on page 3 of the Contract that is used to determine Contract Anniversaries, Monthly Anniversaries, Contract Years and Contract Months, each of which is measured from the Date of Issue.
Death Benefit	The amount calculated under the applicable Death Benefit Option (Option A or Option B). The Death Benefit should be distinguished from the cash proceeds payable on the Insured’s death, which will be the Death Benefit less Contract Debt and any unpaid Monthly Deductions.
Death Benefit Guarantee	A feature of the Contract guaranteeing that the Contract will not lapse if on each Monthly Anniversary the total cumulative premiums paid under the Contract, less any partial surrenders and Contract Loan Amount, equal or exceed the sum of the Death Benefit Guarantee Premiums in effect for each Monthly Anniversary since the issuance of the Contract.
Death Benefit Guarantee Premium	A monthly premium amount specified in the Contract. The Death Benefit Guarantee Premium determines the payments required to maintain the Death Benefit Guarantee.
Death Benefit Option	Either of two death benefit options available under the Contract (Option A and Option B).
Death Benefit Option A, or Option A	One of two Death Benefit Options available under the Contract. Under this option, the Death Benefit is the greater of (a) the Face Amount plus the Accumulated Value and (b) the applicable percentage of Accumulated Value (with the Accumulated Value in each case being determined on the Valuation Date on or next following the date of the Insured’s death).

Death Benefit Option B, or Option B	One of two Death Benefit Options available under the Contract. Under this option, the Death Benefit is the greater of (a) the Face Amount and (b) the applicable percentage of Accumulated Value on the Valuation Date on or next following the date of the Insured’s death.
Debt	The sum of all unpaid Contract loans (including any unpaid loan interest added to the loan balance) outstanding on a relevant date, less any unearned prepaid loan interest. Contract Debt should be distinguished from the Loan Amount (see definition of “Loan Amount” below), in that the Loan Amount includes any unearned prepaid loan interest.
Decrease Charge	A deferred Contract charge consisting of the Contingent Deferred Sales Charge and the Deferred Administrative Charge. The Decrease Charge is deducted from the Subaccounts of the Variable Account and paid to Thrivent upon full lapse or surrender of the Contract, or in part upon a requested decrease in Face Amount. A separate amount of Decrease Charge is determined for the initial Face Amount and for each requested increase in Face Amount.
Deferred Administrative Charge	A Deferred Administrative Charge to reimburse Thrivent for administrative expenses incurred in issuing the Contract. The Deferred Administrative Charge will be imposed if the Contract is surrendered or lapses, or will be imposed in part if the Contract Owner requests a decrease in the Face Amount, in each case at any time before 180 Monthly Deductions have been made (120 Monthly Deductions for VUL 1 Contracts). A separate Deferred Administrative Charge will also be calculated, and then reduced over a 180 month period (a 120 month period for VUL 1 Contracts), in a similar manner upon a requested increase in Face Amount.
Dollar Cost Averaging	An elective program that systematically moves dollars from the Money Market Subaccount.
Face Amount	The minimum Death Benefit under the Contract as long as the Contract remains in force. The Face Amount will be specified in the Contract.
Fund	Thrivent Series Fund, Inc., the mutual fund that consists of several Portfolios that underlie Subaccounts of the Variable Account.
General Account	The General Account includes all assets we own that are not in the Variable Account or any other separate account.
Good Order	Any request that is submitted with any and all required forms, information, authorization, and funds, received at our Service Center in Appleton, Wisconsin.
Initial Monthly Administrative Charge	An initial monthly charge to reimburse Thrivent for administrative expenses incurred in issuing the Contract. The Initial Monthly Administrative Charge will be deducted as part of the first 180 Monthly Deductions (the first 120 Monthly Deductions for VUL 1 Contracts). A separate Initial Monthly Administrative Charge for increases will also be calculated in a similar manner upon a requested increase in Face Amount or the issuance of a rider providing additional insurance benefits on the Insured’s spouse.
Insured	The person upon whose life the Contract is issued.
Loan Account	The funds transferred from the Subaccount(s) of the Variable Account to Thrivent’s General Account as security for Contract loans.
Loan Amount	The sum of all unpaid Contract loans (including any unpaid loan interest added to the loan balance) outstanding on a relevant date. The Loan Amount should be distinguished from Contract Debt (see definition of “Debt” above), in that Contract Debt excludes any unearned prepaid loan interest.

Maturity Date	For Contracts issued in New York, the Maturity Date is the Contract Anniversary on or next following the Insured’s 100th birthday. For VUL 1 Contracts, the Maturity Date is the Contract Anniversary on or next following the Insured’s 96th birthday.
MEC Contract Year	The 12-month period following the Issue Date or a Contract Anniversary unless there has been a material change under IRC Section 7702A. A material change of the Contract (as defined in the tax law) results in a MEC Contract Year based upon the date of the material change. If there has been more than one material change, the most recent material change will determine the current MEC Contract Year.
Minimum Face Amount	The lowest allowable Face Amount for a Contract at issuance and after any requested decrease in Face Amount.
Monthly Anniversary	The same day in each succeeding month as the Date of Issue.
Monthly Deduction	Monthly charges deducted from the Accumulated Value of the Contract. These charges include the cost of insurance charge; a Basic Monthly Administrative Charge ($10.00 per month for the Contract and $4.00 per month for VUL 1 Contracts); the Initial Monthly Administrative Charge; and charges for additional insurance benefits. “Monthly Deduction” also includes any Decrease Charge being deducted for a requested decrease in Face Amount.
Net Premium	The premium paid less any Premium Expense Charges.
Notice	A written request or notice signed by the Contract Owner, received in Good Order by us at our Service Center and satisfactory in form and content to us. While your Contract refers to written notice, administratively Notice may meet this requirement.
Owner	The Insured, unless otherwise designated in the application. If a Contract has been absolutely assigned, the assignee becomes the Contract Owner. A collateral assignee is not the Contract Owner.
Paid-Up Life Insurance	A new whole life insurance contract with a reduced death benefit determined based on the Cash Value applied as a single premium to purchase the coverage. No further premiums will be required to support the new, lower amount of coverage.
Planned Annual Premium	The initial Scheduled Premium under the Contract on an annualized basis as selected by the Contract Owner at the time of issue. The Planned Annual Premium will be shown in the Contract.
Portfolio	A portfolio of Thrivent Series Fund, Inc. which is the underlying investment of a corresponding Subaccount which you may select for your Contract.
Premium Expense Charge	An amount deducted from each premium payment, which consists of a percent of premium charge of 5% of each premium payment (a 5% sales charge) and a premium processing charge of $2.00 per premium payment ($.75 for automatic payment plans). Thrivent reserves the right to increase the premium processing charge in the future on automatic payment plans to an amount not exceeding $1.00 per premium payment. These charges may not be deducted in certain situations.
Scheduled Premium(s)	The planned premium payments selected by the Contract Owner. This premium payment can be changed by the Contract Owner at any time. Scheduled Premiums are relevant only in determining how much a Contract Owner will be billed periodically and determining the Minimum Contract Issuance Premium.
Service Center	Our office located at 4321 North Ballard Road, Appleton, Wisconsin 5419-0001 or such other address as we may designate in writing. Telephone: (800) 847-4836. Email: mail@thrivent.com.
Subaccount	Your available investment options within the Variable Account. Each Subaccount invests exclusively in the shares of a corresponding Portfolio of the Fund.

Thrivent Financial professional	A person who is appropriately licensed by state insurance department officials to sell the Contract, and a licensed registered representative of Thrivent Investment Management Inc.
Unit	The measure by which the value of the Contract’s interest in each Subaccount is determined.
Unit Value	The value of each Unit representing the Contract’s interest in each Subaccount.
Valuation Date	Any day upon which the New York Stock Exchange is open for regular trading.
Valuation Period	The period commencing at the close of business of a Valuation Date and ending at the close of business of the next Valuation Date.
Variable Account	Thrivent Variable Insurance Account A, which is a separate account of Thrivent. The Subaccounts are subdivisions of the Variable Account.
we, us, our:	Thrivent.
you, your:	The Owner(s) of the Contract.

Appendix : Portfolio Companies Available Under the Contract
The following is a list of Portfolio s that correspond to Subaccounts available under the Contract. More information about the Portfolios is available in the prospectuses for the Portfolios, which may be amended from time to time and can be found online at dfinview.com/Thrivent/VariableLifeA. You can also request this information in paper at no cost by calling (800) 847-4836 or by sending an email request to mail@thrivent.com.
The current expenses and performance information below reflects fees and expenses of the Portfolios but does not reflect the other fees and expenses that your Contract may charge. Expenses would be higher and performance would be lower if these charges were included. Each Portfolio’s past performance is not necessarily an indication of future performance. Current performance information is available by calling (800) 847-4836, or available online at https://service.thrivent.com/apps/investments/insurance/index.jsp.
INVESTMENT TYPE	PORTFOLIO COMPANY AND ADVISER/SUBADVISER	CURRENT EXPENSE RATIO	AVERAGE ANNUAL TOTAL RETURNS (as of 12/31/2020)
			1 YEAR	5 YEAR	10 YEAR
Allocation – 30% to 50% Equity	Thrivent Balanced Income Plus Portfolio	0.66%	9.11%	7.76%	7.84%
Allocation – 30% to 50% Equity	Thrivent Diversified Income Plus Portfolio	0.47%	7.37%	6.83%	6.58%
Allocation – 85%+ Equity	Thrivent Aggressive Allocation Portfolio	0.77% [1]	17.14%	12.94%	10.27%
Allocation – 50% to 70% Equity	Thrivent Moderate Allocation Portfolio	0.64% [1]	13.57%	9.65%	7.83%
Allocation – 70% to 85% Equity	Thrivent Moderately Aggressive Allocation Portfolio	0.70% [1]	14.41%	11.10%	9.01%
Allocation – 30% to 50% Equity	Thrivent Moderately Conservative Allocation Portfolio	0.61% [1]	10.34%	7.62%	6.12%
Corporate Bond	Thrivent Income Portfolio	0.44%	11.71%	6.92%	5.70%
Diversified Emerging Markets	Thrivent Partner Emerging Markets Equity Portfolio (Subadvisor: Aberdeen Asset Managers Limited)	1.20% [1]	27.19%	13.13%	5.00%
Foreign Large Cap Blend	Thrivent International Allocation Portfolio (Subadvisor: Goldman Sachs Asset Management, L.P.)	0.74%	3.99%	6.29%	4.45%
Foreign Large Cap Blend	Thrivent International Index Portfolio	0.46% [1]	N/A [4]	N/A [4]	N/A [4]
Health	Thrivent Partner Healthcare Portfolio	0.86% [1]	18.80%	10.19%	12.38%
High Yield Bond	Thrivent High Yield Portfolio	0.44%	2.76%	6.60%	5.93%
Intermediate Government Bond	Thrivent Government Bond Portfolio	0.44%	7.22%	3.51%	3.52%
Large Cap Blend	Thrivent ESG Index Portfolio	0.38% [1]	N/A [4]	N/A [4]	N/A [4]
Large Cap Blend	Thrivent Large Cap Index Portfolio	0.23%	18.12%	14.92%	13.53%
Large Cap Growth	Thrivent All Cap Portfolio	0.68%	23.17%	12.96%	11.84%

INVESTMENT TYPE	PORTFOLIO COMPANY AND ADVISER/SUBADVISER	CURRENT EXPENSE RATIO	AVERAGE ANNUAL TOTAL RETURNS (as of 12/31/2020)
			1 YEAR	5 YEAR	10 YEAR
Large Cap Growth	Thrivent Large Cap Growth Portfolio	0.43%	43.34%	19.92%	16.67%
Large Cap Value	Thrivent Large Cap Value Portfolio	0.63%	4.44%	10.38%	9.98%
Mid Cap Blend	Thrivent Mid Cap Index Portfolio	0.25%	13.40%	12.08%	11.13%
Mid Cap Blend	Thrivent Mid Cap Stock Portfolio	0.66%	21.69%	15.92%	13.03%
Mid Cap Growth	Thrivent Mid Cap Growth Portfolio	0.85% [1]	N/A [4]	N/A [4]	N/A [4]
Mid Cap Value	Thrivent Mid Cap Value Portfolio	0.90% [1]	N/A [4]	N/A [4]	N/A [4]
Multi-Sector Bond	Thrivent Multidimensional Income Portfolio	1.17% [1]	5.85%	N/A [2]	N/A [2]
Multi-Sector Bond	Thrivent Opportunity Income Plus Portfolio	0.63%	4.38%	4.53%	3.50%
Prime Money Market	Thrivent Money Market Portfolio	0.42%	0.29%	0.82%	0.41%
Real Estate	Thrivent Real Estate Securities Portfolio	0.85%	-5.35%	5.49%	8.66%
Short-Term Bond	Thrivent Limited Maturity Bond Portfolio	0.44%	4.01%	3.04%	2.32%
Small Cap Blend	Thrivent Small Cap Index Portfolio	0.25%	11.11%	12.14%	11.62%
Small Cap Blend	Thrivent Small Cap Stock Portfolio	0.71%	22.69%	16.55%	11.88%
Small Cap Growth	Thrivent Small Cap Growth Portfolio	0.94% [1]	55.38%	N/A [3]	N/A [3]
World Large Cap Stock	Thrivent Global Stock Portfolio	0.65%	15.21%	10.65%	9.85%
World Large Cap Stock	Thrivent Low Volatility Equity Portfolio	0.90% [1]	2.19%	N/A [2]	N/A [2]
1Annual expenses reflect temporary fee reductions.
2The Fund is not showing Average Annual Total Returns information because the Fund commenced operation on 04/28/2017 and does not have annual returns for the years shown.
3The Fund is not showing Average Annual Total Returns information because the Fund commenced operation on 04/27/2018 and does not have annual returns for the years shown.
4The Fund is not showing Average Annual Total Returns information because the Fund commenced operation on 04/29/2020 and does not have annual returns for the years shown.

This updating summary prospectus incorporates by reference the Thrivent flexible premium variable life insurance contract and Statement of Additional Information (SAI), both dated April 30, 2021, as amended or supplemented.
The SAI dated April 30, 2021 contains more information about the Contract and Separate Account. The SAI has been filed with the SEC and is incorporated by reference in the prospectuses. The SAI is available, without charge, upon request. You can view a copy of the SAI online at dfinview.com/Thrivent/VariableLifeA. For a free paper copy of the SAI, to request other information about the Contract, and to make other inquiries, you may call our Service Center at 1-800-847-4836 or you may send an email to mail@thrivent.com.
Reports and other information about Thrivent are available on the Securities Exchange Commission website at http://www.sec.gov. Copies of the information may be obtained, upon payment of a duplicating fee, by electronic request at the following email address: publicinfo@sec.gov.
State Contract Forms W2-BL-VUL-1 and W3-VC-VUL-1
VP20-1 R4-21	EDGAR Contract No. C000007344

THRIVENT VARIABLE INSURANCE ACCOUNT A
Statement of Additional Information
Dated April 30, 2021
Flexible Premium Variable Life Insurance Contract
Offered By:
THRIVENT FINANCIAL FOR LUTHERANS
Service Center:	Corporate Office:
4321 North Ballard Road Appleton, WI 54919-0001 Telephone: 800-847-4836 E-mail: mail@thrivent.com	600 Portland Avenue S., Suite 100 Minneapolis, MN 55415-4402 Telephone: 800-847-4836 E-mail: mail@thrivent.com
This Statement of Additional Information (“SAI”) contains additional information about the flexible premium variable life insurance contract (the “Contract”) previously offered by Thrivent Financial for Lutherans (“Thrivent”). This SAI is not a prospectus and should be read together with the prospectus for the contract dated April 30, 2021. Terms used in this SAI that are not otherwise defined herein have the same meanings given to them in the prospectus that is incorporated by reference. The SAI is available, without charge, upon request. You can view a copy of the SAI online at dfinview.com/Thrivent/VariableLifeA. Alternatively, you can request a copy of the SAI, request other information about the Contract or make investor inquiries by mailing our Service Center at 1-800-847-4836, or by sending an email to request to mail@thrivent.com.
1

PAGE
MSCI DISCLAIMER	7
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	7
2

GENERAL INFORMATION AND HISTORY
Depositor
Thrivent, a fraternal benefit society owned by and operated for its members, was organized in 1902 under the laws of the State of Wisconsin. Thrivent is currently licensed to transact life insurance business in all 50 states and the District of Columbia. Thrivent began operating by its current name on or about May 21, 2002.
Registrant
Thrivent Variable Insurance Account A (the “Variable Account”) is a separate account of ours, which was established on May 8, 1993 and the first investment was made on May 3, 1994. The Variable Account is registered with the Securities and Exchange Commission (“SEC”) as a unit investment trust under the Investment Company Act of 1940. Such registration does not involve supervision by the SEC of the management or investment policies or practices of the Variable Account.
NON-PRINCIPAL RISKS OF INVESTING IN THE CONTRACT
Cybersecurity Risk
In connection with the increased use of technologies such as the Internet and the dependence on computer systems to perform necessary business functions, the Contract may be susceptible to operational, information security and related risks due to the possibility of cyber-attacks or other incidents. Cyber incidents may result from deliberate attacks or unintentional events. Cyber-attacks include, but are not limited to, infection by computer viruses or other malicious software code, gaining unauthorized access to systems, networks or devices that are used to service a Contract’s operations through hacking or other means for the purpose of misappropriating assets or sensitive information, corrupting data or causing operational disruption. Cyber-attacks may also be carried out in a manner that does not require gaining unauthorized access, such as causing denial-of-service attacks (which can make a website unavailable) on website. In addition, authorized persons could inadvertently or intentionally release confidential or proprietary information stored on Thrivent’s systems.
Cybersecurity failures or breaches by a third-party service providers may cause disruptions and impact the service providers’ and Thrivent’s business operations, potentially resulting in financial losses, the inability of contract owners to transact business and the mutual funds to process transactions, inability to calculate a Fund’s net asset value, violations of applicable privacy and other laws, regulatory fines, penalties, reputational damage, reimbursement or other compensation costs and/or additional compliance costs. Contract owners could be negatively impacted as a result of successful cyber-attacks against Thrivent or any third-party service providers.
Thrivent may incur substantial costs to prevent or address cyber incidents in the future. In addition, there is a possibility that certain risks have not been adequately identified or prepared for. Furthermore, Thrivent cannot directly control any cybersecurity plans and systems put in place by third party service providers. Cybersecurity risks are also present for issuers of securities in which a Fund invests, which could result in material adverse consequences for such issuers, and may cause a Fund’s investment in such securities to lose value.
SERVICES
Service Agreements and Other Service Providers
Assurance and audit services are currently provided by PricewaterhouseCoopers LLP, whose address is 45 South Seventh Street, Suite 3400, Minneapolis, Minnesota 55402.
3

There are no other service agreement contracts or service providers other than those described in this Statement of Additional Information. There is no custodian.
PREMIUMS
Administrative Procedures
If mandated under applicable law, we may be required to reject an initial premium.
Sometimes we are not able to accept premiums. We reserve the following rights to ensure compliance with provisions in the Internal Revenue Code to retain the tax deferral quality, or exclusion of increases in cash value and death benefits from gross income:
(1)	to accept certain premiums;
(2)	to refund premiums;
(3)	to refund the earnings on premiums;
(4)	to refund any necessary accumulated value; and
(5)	to increase death benefit.
Automatic Premium Loans
The Contract does not provide for automatic premium loans.
ADDITIONAL INFORMATION ABOUT OPERATION OF CONTRACTS AND REGISTRANT
Incidental Benefits
We offer additional insurance benefits that you can add to your Contract. Certain of these riders are subject to age and underwriting requirements and may be added, if available, or cancelled at any time. The prospectus provides a detailed discussion regarding additional insurance benefits.
Surrender and Withdrawal
The prospectus provides a detailed discussion regarding Surrenders and withdrawals (referred to as Partial Surrenders and Loans in the Contract).
Material Contracts Relating to the Registrant
There are no material contracts relating to the operation or administration of the Variable Account not already disclosed.
4

PRINCIPAL UNDERWRITER
Identification
Thrivent Investment Management Inc., 625 Fourth Avenue South, Minneapolis, Minnesota 55415, an indirect subsidiary of Thrivent, is a registered broker-dealer and acts as principal underwriter and distributor of the Contracts pursuant to a distribution agreement with us. Prior to July 1, 2002, Thrivent Financial Investors Services Inc. (“TFISI”), another wholly-owned subsidiary of Thrivent, served as the principal underwriter of the Contract. Thrivent Investment Management Inc. also acts as the distributor of a number of other variable annuity and variable life insurance contracts we offer.
Offering and Commissions
Duly licensed financial representatives of Thrivent Investment Management Inc. are also licensed by state insurance departments to sell the contracts as registered representatives. Thrivent Investment Management Inc. may execute selling agreements with other broker-dealer firms to sell contracts. These offerings are continuous. In addition, we may retain other firms to serve as principal underwriters of the Contracts. We offer the Contracts in all states and the District of Columbia where authorized to do so.
The prospectus provides a detailed discussion regarding the determination of commissions and other compensation paid to financial representatives.
The Contract is no longer sold, however coverage increases are allowed pursuant to Contract terms. Thrivent paid underwriting commissions for the last three fiscal years as shown below. Of these amounts, Thrivent Investment Management Inc. and TFISI retained $0.
2018	2019	2020
$277,940	$120,479	$136,431
ADDITIONAL INFORMATION ABOUT CHARGES
Sales Load
We charge a sales load, referred to as “Percent of Premium Charge” in the Contract, of 5% on each premium. In addition, we charge a premium processing charge of a maximum of $2.00 per payment. If the premium is received through an automatic premium plan, the maximum premium processing charge is $1.00 per payment.
Special Purchase Plans
We currently do not have any programs such as group discounts that would result in a variation in, or elimination of, any applicable charges. In some situations, certain charges may be waived.
Underwriting Procedures
We require proof of insurability, which may include a medical examination. We offer people who do not use nicotine products the most favorable rates. If increased mortality risks are involved, there may be a higher cost of insurance charged. We reserve the right to change our underwriting requirements.
5

Increases in Face Amount
Subject to our underwriting guidelines and policies, the Contract Owner has the right to increase the face amount at any time before the Insured’s 85th birthday (or 80th birthday for VUL 1 Contracts). Increases in face amount will result in additional charges to cover the increased amount at risk. We compute charges at the existing rates at the time of increase. The cost of insurance rates for each increase will vary based on factors such as sex (in most states), risk class, age and the time elapsed since issue.
You may cancel any increase in face amount by giving written notice before the latest of:
(1)	10 days after you receive the supplement contract page showing the increase;
(2)	45 days after you complete the application for the increase in face amount; and
(3)	10 days after a notice of withdrawal right is mailed or delivered to you.
A new set of Decrease Charges will also apply to each increase in the face amount. The Decrease Charge applies to decreases in face amount during the first 180 months (120 months for “VUL 1 Contracts”) following an increase in face amount. The Decrease Charge remains level during the 60 months following an increase in face amount, and then decreases each Contract Year to zero after 180 months (120 months for “VUL 1 Contracts”) following an increase in face amount. Decrease Charges depend on the Insured’s Issue Age, sex (in most states), amount of decrease in face amount, risk class and duration of the Contract. We will subtract the decrease first from any previous increases in the face amount, starting with the most recent, then as needed from the original face amount.
LAPSE AND REINSTATEMENT
The prospectus provides a detailed discussion regarding lapse and reinstatement provisions of the Contract.
LOANS
The prospectus provides a detailed discussion regarding loans.
STANDARD AND POOR’S DISCLAIMER
The S&P 500, S&P MidCap 400, and S&P SmallCap 600 Indexes are products of S&P Dow Jones Indices LLC or its affiliates (“SPDJI”), and have been licensed for use by Thrivent Financial for Lutherans (“Thrivent”). Standard & Poor’s® and S&P® are registered trademarks of Standard & Poor’s Financial Services LLC (“S&P”) and Dow Jones® is a registered trademark of Dow Jones Trademark Holdings LLC (“Dow Jones”). The trademarks have been licensed to SPDJI and have been sublicensed for use for certain purposes by Thrivent. Thrivent variable insurance products are not sponsored, endorsed, sold or promoted by SPDJI, Dow Jones, S&P, and of their respective affiliates (collectively, “S&P Dow Jones Indices”). S&P Dow Jones Indices does not make any representation or warranty, express or implied, to the owners of Thrivent variable insurance products or any member of the public regarding the advisability of purchasing variable insurance contracts generally or in the Thrivent variable insurance contracts particularly or the ability of the S&P 500, S& P MidCap 400, and S&P SmallCap 600 Indexes to track general market performance. S&P Dow Jones Indices only relationship to Thrivent with respect to the S&P 500, S&P MidCap 400, and S&P SmallCap 600 Indexes is the licensing of the Indexes and certain trademarks, service marks and/or trade names of S&P Dow Jones Indices and/or its licensors. The S&P 500, S&P MidCap 400, and S&P Small Cap 600 Indexes are determined, composed and calculated by S&P Dow Jones Indices without regard to Thrivent or the Thrivent variable insurance products. S&P Dow Jones Indices have no obligation to take the needs of Thrivent or the owners of the Thrivent variable insurance products into consideration in determining,
6

composing or calculating the S&P 500, S&P MidCap 400, and S&P SmallCap 600 Indexes. S&P Dow Jones Indices is not responsible for and has not participated in the determination of the prices, and amount of the Thrivent variable insurance products or the timing of the issuance or sale of the Thrivent variable insurance contract or in the determination or calculation of the equation by which a Thrivent variable insurance product is to be converted into cash, surrendered or redeemed, as the case may be. S&P Dow Jones Indices has no obligation or liability in connection with the administration, marketing or trading of the Thrivent variable insurance product. There is no assurance that investment products based on the S&P 500, S&P MidCap 400, and S&P SmallCap 600 Indexes will accurately track index performance or provide positive investment returns. S&P Dow Jones Indices LLC is not an investment advisor. Inclusion of a security within an index is not a recommendation by S&P Dow Jones Indices to buy, sell, or hold such security, nor is it considered to be investment advice.
S& P DOW JONES INDICES DOES NOT GUARANTEE THE ADEQUACY, ACCURACY, TIMELINESS AND/OR THE COMPLETENESS OF THE S&P 500, S&P MIDCAP 400, AND S&P SMALLCAP 600 INDEXES OR ANY DATA RELATED THERETO OR ANY COMMUNICATION, INCLUDING BUT NOT LIMITED TO, ORAL OR WRITTEN COMMUNICATION (INCLUDING ELECTRONIC COMMUNICATIONS) WITH RESPECT THERETO. S&P DOW JONES INDICES SHALL NOT BE SUBJECT TO ANY DAMAGES OR LIABILITY FOR ANY ERRORS, OMISSIONS, OR DELAYS THEREIN. S&P DOW JONES INDICES MAKES NO EXPRESS OR IMPLIED WARRANTIES, AND EXPRESSLY DISCLAIMS ALL WARRANTIES, OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE OR AS TO RESULTS TO BE OBTAINED BY THRIVENT, OWNERS OF THE THRIVENT VARIABLE INSURANCE PRODUCTS, OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE S&P 500, S&P MIDCAP 400, AND S&P SMALLCAP 600 INDEXES OR WITH RESPECT TO ANY DATA RELATED THERETO. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT WHATSOEVER SHALL S&P DOW JONES INDICES BE LIABLE FOR ANY INDIRECT, SPECIAL, INCIDENTAL, PUNITIVE, OR CONSEQUENTIAL DAMAGES INCLUDING BUT NOT LIMITED TO, LOSS OF PROFITS, TRADING LOSSES, LOST TIME OR GOODWILL, EVEN IF THEY HAVE BEEN ADVISED OF THE POSSIBILITY OF SUCH DAMAGES, WHETHER IN CONTRACT, TORT, STRICT LIABILITY, OR OTHERWISE. THERE ARE NO THIRD-PARTY BENEFICIARIES OF ANY AGREEMENTS OR ARRANGEMENTS BETWEEN S&P DOW JONES INDICES AND THRIVENT, OTHER THAN THE LICENSORS OR S&P DOW JONES INDICES.
MSCI DISCLAIMER
MSCI, Inc. (“MSCI”) makes no express or implied warranties or representations and shall have no liability whatsoever with respect to any MSCI data contained herein. The MSCI data may not be further redistributed or used as a basis for other indexes or any securities or financial products. This prospectus is not approved, endorsed, reviewed or produced by MSCI. None of the MSCI data is intended to constitute investment advice or a recommendation to make (or refrain from making) any kind of investment decision and may not be relied on as such.
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
The statutory financial statements of Thrivent Financial for Lutherans as of December 31, 2020 and December 31, 2019 and for each of the three years in the period ended December 31, 2020 and the financial statements of each of the subaccounts of Thrivent Variable Insurance Account A as of December 31, 2020 and for the period then ended and the statement of changes in net assets for the period ended December 31, 2019 included in this Statement of Additional Information have been so included in reliance on the reports of PricewaterhouseCoopers LLP, an independent registered public accounting firm, given on the authority of said firm as experts in auditing and accounting.
7

Report of Independent Auditors
To the Board of Directors of Thrivent Financial for Lutherans
We have audited the accompanying statutory financial statements of Thrivent Financial for Lutherans, which comprise the statutory statements of assets, liabilities and surplus as of December 31, 2020 and 2019, and the related statutory statements of operations, surplus and of cash flow for each of the three years in the period ended December 31, 2020.
Management’s Responsibility for the Financial Statements
Management is responsible for the preparation and fair presentation of the financial statements in accordance with the accounting practices prescribed or permitted by the State of Wisconsin Office of the Commissioner of Insurance. Management is also responsible for the design, implementation, and maintenance of internal control relevant to the preparation and fair presentation of financial statements that are free from material misstatement, whether due to fraud or error.
Auditors’ Responsibility
Our responsibility is to express an opinion on the financial statements based on our audits. We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free from material misstatement.
An audit involves performing procedures to obtain audit evidence about the amounts and disclosures in the financial statements. The procedures selected depend on our judgment, including the assessment of the risks of material misstatement of the financial statements, whether due to fraud or error. In making those risk assessments, we consider internal control relevant to the Company's preparation and fair presentation of the financial statements in order to design audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company's internal control. Accordingly, we express no such opinion. An audit also includes evaluating the appropriateness of accounting policies used and the reasonableness of significant accounting estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that the audit evidence we have obtained is sufficient and appropriate to provide a basis for our audit opinion.
Basis for Adverse Opinion on U.S. Generally Accepted Accounting Principles
As described in Note 1 to the financial statements, the financial statements are prepared by the Company on the basis of the accounting practices prescribed or permitted by the State of Wisconsin Office of the Commissioner of Insurance, which is a basis of accounting other than accounting principles generally accepted in the United States of America.
The effects on the financial statements of the variances between the statutory basis of accounting described in Note 12 and accounting principles generally accepted in the United States of America, although not reasonably determinable, are presumed to be material.
Adverse Opinion on U.S. Generally Accepted Accounting Principles
In our opinion, because of the significance of the matter discussed in the “Basis for Adverse Opinion on U.S. Generally Accepted Accounting Principles” paragraph, the financial statements referred to above do not present fairly, in accordance with accounting principles generally accepted in the United States of America, the financial position of the Company as of December 31, 2020 and 2019, or the results of its operations or its cash flows for each of the three years in the period ended December 31, 2020.

Report of Independent Auditors, continued
Opinion on Statutory Basis of Accounting
In our opinion, the financial statements referred to above present fairly, in all material respects, the assets, liabilities and surplus of the Company as of December 31, 2020 and 2019, and the results of its operations and its cash flows for each of the three years in the period ended December 31, 2020, in accordance with the accounting practices prescribed or permitted by the State of Wisconsin Office of the Commissioner of Insurance described in Note 1.
/s/PricewaterhouseCoopers LLP
Minneapolis, Minnesota
February 10, 2021

Thrivent Financial for Lutherans
Statutory-Basis Statements of Assets, Liabilities and Surplus
As of December 31, 2020 and 2019
(in millions)
	2020	2019
Admitted Assets
Bonds	$ 48,054	$ 46,538
Stocks	2,156	2,535
Mortgage loans	9,645	9,506
Real estate	49	137
Real estate held-for-sale(1)	125	6
Cash, cash equivalents and short-term investments	3,461	2,054
Contract loans	1,120	1,164
Receivables for securities	250	110
Limited partnerships	5,602	4,621
Other invested assets	362	426
Total cash and invested assets	70,824	67,097
Accrued investment income	437	460
Due premiums and considerations	121	119
Other assets	49	63
Assets held in separate accounts	37,894	34,482
Total Admitted Assets	$109,325	$102,221
Liabilities
Aggregate reserves for life, annuity and health contracts	$ 49,813	$ 49,028
Deposit liabilities	4,195	3,922
Contract claims	594	400
Dividends due in following calendar year	288	330
Interest maintenance reserve	540	503
Asset valuation reserve	1,971	1,836
Transfers due from separate accounts, net	(577)	(515)
Payable for securities	2,843	843
Securities lending obligation	265	479
Other liabilities	900	922
Liabilities related to separate accounts	37,794	34,408
Total Liabilities	$ 98,626	$ 92,156
Surplus
Unassigned funds	$ 10,698	$ 10,043
Other surplus	1	$ 22
Total Surplus	$ 10,699	$ 10,065
Total Liabilities and Surplus	$109,325	$102,221
(1)	2019 amounts have been conformed to current year presentation. Refer to the Real Estate section in Note 2.
The accompanying notes are an integral part of these statutory-basis financial statements.

Thrivent Financial for Lutherans
Statutory-Basis Statements of Operations
For the Years Ended December 31, 2020, 2019 and 2018
(in millions)
	2020	2019	2018
Revenues
Premiums	$4,630	$4,967	$5,117
Considerations for supplementary contracts with life contingencies	107	170	140
Net investment income	2,951	3,050	2,798
Separate account fees	718	706	705
Amortization of interest maintenance reserve	95	105	163
Other revenues	35	35	40
Total Revenues	$8,536	$9,033	$8,963
Benefits and Expenses
Death benefits	$1,334	$1,123	$1,110
Surrender benefits	3,138	3,263	2,841
Change in reserves	826	975	769
Other benefits	1,938	1,931	1,757
Total benefits	7,236	7,292	6,477
Commissions	261	264	273
General insurance expenses	685	764	741
Fraternal benefits and expenses	233	200	200
Transfers to separate accounts, net	(861)	(782)	(116)
Total expenses and net transfers	318	446	1,098
Total Benefits and Expenses	$7,554	$7,738	$7,575
Gain from Operations before Dividends and Capital Gains and Losses	$ 982	$1,295	$1,388
Dividends	286	329	324
Other	(1)	—	—
Gain from Operations before Capital Gains and Losses	$ 697	$ 966	$1,054
Realized capital gains (losses), net	(40)	24	146
Net Income	$ 657	$ 990	$1,120
The accompanying notes are an integral part of these statutory-basis financial statements.

Thrivent Financial for Lutherans
Statutory-Basis Statements of Surplus
For the Years Ended December 31, 2020, 2019 and 2018
(in millions)
	2020	2019	2018
Surplus, Beginning of Year	$10,065	$ 9,130	$8,269
Net income	657	990	1,210
Change in unrealized investment gains and losses	134	423	(261)
Change in non-admitted assets	(97)	(20)	7
Change in asset valuation reserve	(135)	(449)	(150)
Change in surplus of separate account	42	—	—
Reserve adjustment	26	33	(3)
Corporate home office building sale	(22)	(19)	41
Pension liability adjustment	29	(19)	18
Other	—	(4)	—
Surplus, End of Year	$10,699	$10,065	$9,130
The accompanying notes are an integral part of these statutory-basis financial statements.

Thrivent Financial for Lutherans
Statutory-Basis Statements of Cash Flow
For the Years Ended December 31, 2020, 2019 and 2018
(in millions)
	2020	2019	2018
Cash from Operations
Premiums	$ 4,730	$ 5,133	$ 5,258
Net investment income	2,583	2,526	2,450
Other revenues	753	741	745
	8,066	8,400	8,453
Benefit and loss-related payments	(6,091)	(6,149)	(5,600)
Transfers to/from separate account, net	798	756	213
Commissions and expenses	(1,139)	(1,172)	(1,215)
Dividends	(329)	(324)	(319)
Other	(7)	4	(5)
Net Cash from Operations	$ 1,298	$ 1,515	$ 1,527
Cash from Investments
Proceeds from investments sold, matured or repaid:
Bonds	$ 10,274	$ 10,721	$ 7,648
Stocks	1,943	1,427	1,276
Mortgage loans	764	822	775
Other	3,154	1,543	820
	16,135	14,513	10,519
Cost of investments acquired or originated:
Bonds	(9,956)	(11,201)	(7,862)
Stocks	(1,350)	(1,323)	(1,648)
Mortgage loans	(911)	(1,329)	(1,575)
Other	(1,628)	(1,494)	(1,033)
	(13,845)	(15,347)	(12,118)
Transactions under mortgage dollar roll program, net	(1,871)	(468)	167
Change in net amounts due to/from broker	(140)	(25)	(224)
Change in collateral held for securities lending	(214)	228	(122)
Change in contract loans	44	8	3
Net Cash from Investments	$ 109	$ (1,091)	$ (1,775)
Cash from Financing and Miscellaneous Sources
Net deposits (payments) on deposit-type contracts	$ 146	$ 115	$ 23
Other	(146)	44	78
Net Cash from Financing and Miscellaneous Sources	$ —	$ 159	101
Net Change in Cash, Cash Equivalents and Short-Term Investments	$ 1,407	$ 583	$ (147)
Cash, Cash Equivalents and Short-Term Investments, Beginning of Year	$ 2,054	$ 1,471	$ 1,618
Cash, Cash Equivalents and Short-Term Investments, End of Year	$ 3,461	$ 2,054	$ 1,471
Supplemental Information:
Non-cash investing activities not included above
Mortgage Loans	$ 161	$ 114	$ 91
The accompanying notes are an integral part of these statutory-basis financial statements.

Thrivent Financial for Lutherans
Notes to Statutory-Basis Financial Statements
For the Years Ended December 31, 2020, 2019, and 2018
1. Nature Of Operations And Significant Accounting Policies
Nature of Operations
Thrivent Financial for Lutherans (“Thrivent”) is a fraternal benefit society that provides life insurance, retirement products, disability income, long-term care insurance and Medicare supplement insurance to members. Thrivent is licensed to conduct business throughout the United States and distributes products to members primarily through a network of career financial representatives. Thrivent’s members are offered additional financial products and services, such as investment funds and trust services, through subsidiaries and affiliates.
Significant Accounting Policies
The accompanying statutory-basis financial statements have been prepared in accordance with statutory accounting practices (“SAP”) prescribed by the State of Wisconsin Office of the Commissioner of Insurance.
Use of Estimates
The preparation of statutory-basis financial statements in conformity with SAP requires management to make estimates and assumptions that affect the amounts reported in the statutory-basis financial statements and accompanying notes. The more significant estimates relate to fair values of investments, reserves for life, health and annuity contracts and pension and other retirement benefit liabilities. Actual results could differ from those estimates.
The COVID-19 pandemic has developed rapidly in 2020 and measures taken by various governments to contain the virus have affected economic activity. Thrivent has taken measures to monitor and mitigate the effects of COVID-19. As of December 31, 2020, the impact on the business and results has not been significant, but uncertainty remains on what impacts COVID-19 may have on global economics, markets and the business in the future. Thrivent will continue to monitor the various government policies and the impacts of COVID-19. Thrivent will also do the utmost to continue operations in the best and safest way possible.
The significant accounting practices used in preparation of the statutory-basis financial statements are summarized as follows:
Investments
Bonds: Bonds are generally carried at amortized cost, depending on the nature of the security and as prescribed by National Association of Insurance Commissioners (“NAIC”) guidelines. Discounts or premiums on bonds are amortized over the term of the securities using the modified scientific method. Discounts or premiums on loan-backed and structured securities are amortized over the term of the securities using the modified scientific method, adjusted to reflect anticipated pre-payment patterns. Interest income is recognized when earned.
Thrivent uses a mortgage dollar roll program to enhance the yield on the mortgage-backed security (“MBS”) portfolio. MBS dollar rolls are transactions whereby Thrivent sells an MBS to a counterparty and subsequently enters into a commitment to purchase another MBS security at a later date. Thrivent’s mortgage dollar roll program generally includes a series of MBS dollar rolls extending for more than a year. Thrivent had $2.6 billion and $721 million in the mortgage dollar roll program as of December 31, 2020 and 2019, respectively.

Thrivent Financial for Lutherans
Notes to Statutory-Basis Financial Statements, continued
1. Nature Of Operations And Significant Accounting Policies, continued
Stocks: Preferred stocks are generally carried at amortized cost. Common stocks of unaffiliated companies are stated at fair value. Common stocks of unconsolidated subsidiaries and affiliates are carried at the stock’s prescribed equity basis. Investments in affiliated mutual funds are carried at net asset value (“NAV”).
Mortgage Loans: Mortgage loans are generally carried at unpaid principal balances less valuation adjustments. Interest income is accrued on the unpaid principal balance using the loan’s contractual interest rate. Discounts or premiums are amortized over the term of the loans using the effective interest method. Interest income and amortization of premiums and discounts are recorded as a component of net investment income along with prepayment fees and mortgage loan fees.
Real Estate: Home office real estate is valued at original cost, plus capital expenditures less accumulated depreciation and encumbrances. Depreciation expense is determined using the straight-line method over the estimated useful life of the properties. Real estate expected to be disposed is carried at the lower of cost or fair value, less estimated costs to sell.
Cash, Cash equivalents and Short-term Investments: Cash and cash equivalents include demand deposits, highly liquid investments purchased with an original maturity of three months or less and investments in money market mutual funds. Demand deposits and highly liquid investments are carried at amortized cost while investments in money market mutual funds are carried at fair value. Short-term investments have contractual maturities of one year or less at the time of acquisition. Included in short-term investments are commercial paper and agency notes, which are carried at amortized cost.
Contract Loans: Contract loans are generally carried at the loans’ aggregate unpaid balances. Contract loans are collateralized by the cash surrender value of the associated insurance contracts.
Limited Partnerships: Limited partnerships consist primarily of equity limited partnerships, which are valued on the underlying audited U.S. generally accepted accounting principles (“GAAP”) equity of the investee. Income is recognized on distributions received that are not in excess of undistributed earnings.
Other Invested Assets: Other invested assets include derivative instruments, real estate joint ventures and surplus notes. Derivatives are primarily carried at fair value. Real estate joint ventures are valued on the underlying audited equity of the investee. Surplus notes are carried at amortized cost.
Securities Lending: Securities loaned under Thrivent’s securities lending agreement are carried in the Statutory-Basis Statements of Assets, Liabilities and Surplus at amortized cost or fair value, depending on the nature of the security and as prescribed by NAIC guidelines. Thrivent generally receives cash collateral in an amount that is in excess of the market value of the securities loaned, and the cash collateral is invested in highly-liquid, highly-rated securities which are included in bonds and cash, cash equivalents and short-term investments on the Statutory-Basis Statements of Assets, Liabilities and Surplus. A liability is also recognized for the amount of the collateral. Market values of securities loaned and corresponding collateral are monitored daily, and additional collateral is obtained as necessary. Thrivent requires a minimum level of collateral to be held for loaned securities.
Offsetting Assets and Liabilities: Thrivent presents securities lending agreements and derivatives on a gross basis in the statutory-basis financial statements.

Thrivent Financial for Lutherans
Notes to Statutory-Basis Financial Statements, continued
1. Nature Of Operations And Significant Accounting Policies, continued
Unrealized Investment Gains and Losses: Unrealized investment gains and losses include changes in fair value of bonds, unaffiliated stocks, affiliated common stocks, affiliated mutual funds, and other invested assets are reported as a direct increase or decrease to surplus.
Realized Capital Gains and Losses: Realized capital gains and losses on sales of investments are determined using the specific identification method for bonds and average cost method for stocks.
Thrivent’s security portfolios are periodically reviewed, and those securities are evaluated where the current fair value is less than amortized cost for indicators that show the decline in value is other-than-temporary. The review includes an evaluation of each security issuer’s creditworthiness, such as the ability to generate operating cash flow while remaining current on all debt obligations, and any changes in credit ratings from third party agencies. Other factors include the severity and duration of the impairment, Thrivent’s ability to collect all amounts due according to the contractual terms of the debt security and Thrivent’s ability and intent to hold the security for a period of time sufficient to allow for any anticipated recovery in the market.
The potential need to sell securities in an unrealized loss position which have no other indications of other-than-temporary impairment is evaluated based on the current market environment, near-term and long-term asset liability management strategies and target allocation strategies for various asset classes. Generally, Thrivent has the ability and intent to hold securities in an unrealized loss position for a period of time sufficient for the security to recover in value. Investments that are determined to be other-than-temporarily impaired are written down, primarily to fair value, and the write-down is included in realized capital gains and losses in the Statutory-Basis Statements of Operations. If, in response to changed conditions in the capital markets, Thrivent decides to sell a security in an unrealized loss position, a realized loss is recognized in the period that the decision is made to sell that security.
Certain realized capital gains and losses on bonds sold prior to maturity are transferred to the interest maintenance reserve.
Interest Maintenance Reserve: Thrivent is required by the NAIC to maintain an interest maintenance reserve (“IMR”). The IMR is primarily used to defer certain realized capital gains and losses on fixed income investments. Net realized capital gains and losses deferred to IMR are amortized into investment income over the estimated remaining term to maturity of the investment sold.
Fair Value of Financial Instruments: In estimating the fair values for financial instruments, the amount of observable and unobservable inputs used to determine fair value is taken into consideration. Each of the financial instruments has been classified into one of three categories based on the evaluation. A Level 1 financial instrument is valued using quoted prices for identical assets in active markets that are accessible. A Level 2 financial instrument is valued based on quoted prices for similar instruments in active markets that are accessible, quoted prices for identical or similar instruments in markets that are not active, or model-derived valuations where the significant value driver inputs are observable. A Level 3 financial instrument is valued using significant value driver inputs that are unobservable.

Thrivent Financial for Lutherans
Notes to Statutory-Basis Financial Statements, continued
1. Nature Of Operations And Significant Accounting Policies, continued
Separate Accounts
Separate account assets and liabilities reported in the accompanying Statutory-Basis Statements of Assets, Liabilities and Surplus represent funds that are separately administered for variable annuity and variable life contracts, for which the contractholder, rather than Thrivent bears the investment risk. Fees charged on separate account contractholder account value, include mortality and expense charges, rider fees, and advisor fees are recognized when due. Separate account assets, which consist of investment funds, are carried at fair value based on published market prices. Separate account liability values are not guaranteed to the contractholder; however, general account reserves include provisions for the guaranteed minimum death and living benefits contained in the contracts. Reserve assumptions for these benefits are discussed in the Aggregate Reserves for Life, Annuity and Health Contracts section.
Aggregate Reserves for Life, Annuity and Health Contracts
Reserves for life contracts issued prior to 2020 are calculated primarily using the Commissioners’ Reserve Valuation Method generally based upon the 1941, 1958, 1980, 2001, and 2017 Commissioners’ Standard Ordinary and American Experience Mortality Tables with assumed interest rates ranging from 2.5% to 5.5%. Reserves on contracts issued on a substandard basis are valued using the valuation mortality rates for the substandard rating. Reserves for life contracts issued in 2020 and later are calculated using the Principles-Based Reserve (PBR) approach described in VM-20. Refer to the New Accounting Guidance section regarding VM-20 for more details.
Reserves for fixed annuities, supplementary contracts with life contingencies and other benefits are computed using recognized and accepted mortality tables and methods, which equal or exceed the minimum reserves calculated under the Commissioners’ Annuity Reserve Valuation Method. Fixed indexed annuity reserves are calculated according to the Black-Scholes Projection Method described in Actuarial Guideline 35. Reserves for variable annuities are computed using the methods and assumptions specified in VM-21, including assumptions for guaranteed minimum death benefits and living benefits. Refer to the New Accounting Guidance section regarding VM-21 for more details.
Accident and health contract reserves are generally calculated using the two-year preliminary term, one-year preliminary term and the net level premium methods based upon various morbidity tables. In addition, for long-term care (“LTC”) and disability income products, a premium deficiency reserve is held to the extent future premiums and current reserves are less than the value of future expected claim payments and expenses.
The reserve assumptions inherent in these approaches are designed to be sufficient to provide for all contractual benefits. Thrivent waives deduction of deferred fractional premiums upon the death of insureds and returns any portion of the final premium beyond the date of death. Surrender values are not promised in excess of the legally computed reserves.
Deposit Liabilities
Deposit liabilities have been established on certain annuity and supplemental contracts that do not subject Thrivent to mortality and morbidity risk. Changes in future benefits on these deposit-type contracts are classified as deposit-type transactions and thereby excluded from net additions to contract reserves.

Thrivent Financial for Lutherans
Notes to Statutory-Basis Financial Statements, continued
1. Nature Of Operations And Significant Accounting Policies, continued
Contract Claims Liabilities
Claim liabilities are established in amounts estimated to cover incurred claims. These liabilities are based on individual case estimates for reported claims and estimates of unreported claims based on past experience.
Asset Valuation Reserve
Thrivent is required to maintain an asset valuation reserve (“AVR”), which is a liability calculated using a formula prescribed by the NAIC. The AVR is a general provision for future potential losses in the value of investments, unrelated to changes in interest rates. Increases or decreases in the AVR are reported as direct adjustments to surplus in the Statutory-Basis Statements of Surplus.
Premiums and Considerations
Traditional life insurance premiums are recognized as revenue when due. Variable life, universal life, annuity premiums and considerations of supplemental contracts with life contingencies are recognized when received. Health insurance premiums are earned pro rata over the terms of the policies.
Fraternal Benefits and Expenses
Fraternal benefits and expenses include all fraternal activities and expenses incurred to provide or administer fraternal benefits and programs related to Thrivent’s fraternal character. This includes activities and costs necessary to maintain Thrivent’s fraternal lodge system. Thrivent conducts fraternal activities primarily through a lodge system where members participate in locally sponsored fraternal activities. Lodge activities are designed to create an opportunity for impact via social, intellectual, educational, charitable, benevolent, moral fraternal, patriotic or religious purposes for the benefit of members and the public, and are supported through a variety of lodge programs and services.
Dividends to Members
Thrivent’s insurance products are participating in nature. Dividends on these policies to be paid to members in the subsequent 12 months are reflected in the Statutory-Basis Statements of Operations for the current year. The majority of life insurance contracts receive dividends. Dividends are not currently being paid on most health insurance and annuity contracts. Dividend scales are approved annually by Thrivent’s Board of Directors.
Income Taxes
Thrivent, as a fraternal benefit society, qualifies as a tax-exempt organization under the Internal Revenue Code. Accordingly, income earned by Thrivent is generally exempt from taxation; therefore, no provision for income taxes has been recorded.
New Accounting Guidance
In 2020, Thrivent adopted modifications to SSAP Nos. 15 (Debt and Holding Company Obligations), 22R (Leases) and 86 (Derivatives). These revisions apply only to contracts, hedging relationships, and other transactions that reference London Inter-Bank Offered Rate (LIBOR) to be discontinued due to reference rate reform. The guidance is effective through December 31, 2022. This guidance did not have a material impact on Thrivent’s financial statements.

Thrivent Financial for Lutherans
Notes to Statutory-Basis Financial Statements, continued
1. Nature Of Operations And Significant Accounting Policies, continued
In 2020, Thrivent adopted modifications to SSAP No. 36 (Troubled Debt Restructuring). This guidance clarifies a mortgage loan or bank loan modification due COVID-19 will not automatically be categorized as a troubled debt restructuring (TDR). This guidance did not have a material impact on Thrivent’s financial statements.
In 2020, Thrivent adopted changes to SSAP No. 26R (Bonds) which clarified the existing guidance that all prepayment penalty and acceleration fees be used for called and tendered bonds. This guidance was early adopted beginning January 1, 2020 and additional disclosure was added to Note 2.
In 2020, Thrivent began following the prescribed life product valuation standard VM-20 for newly issued business. Life product reserves issued on or after January 1, 2020, are now set to be the greatest of a formulaic floor and two model-based calculations. This guidance did not have a material impact on Thrivent’s financial statements.
In 2020, Thrivent switched from using the Actuarial Guideline 43 (AG43) approach for calculating variable annuity reserves to the prescribed variable annuity valuation standard VM-21 requiring variable annuity reserves to be determined by stochastic modeling across numerous interest rate and equity return scenarios. The impact as of January 1, 2020 was a reduction in variable annuity reserves of $42 million and has been recorded as a direct adjustment to surplus as a change in reserve valuation basis.
In 2019, Thrivent adopted changes to SSAP No. 51R (Life Contracts), SSAP No. 52 (Deposit-Type Contracts) and SSAP No. 61R (Life, Deposit-Type and Accident and Health Reinsurance), which expands the variable annuity disclosures and adds life liquidity disclosures in Note 3. The new guidance is applied prospectively and did not have a material impact to Thrivent’s financial statements.
In 2019, Thrivent adopted changes to SSAP No. 92 (Postretirement Plans Other Than Pensions) and SSAP No. 102 (Pensions) to improve the effectiveness of disclosures related to benefit plans in Note 9. The new guidance is applied retrospectively and did not have a material impact on Thrivent’s financial statements.
In 2019, Thrivent adopted changes to SSAP No. 103R (Transfers and Servicing of Financial Assets and Extinguishments of Liabilities), which reduces the disclosure requirements related to repurchase and reverse repurchase transactions. This clarifies that only wash sales that cross a reporting period are to be included in Note 2.
Subsequent Events
Thrivent evaluated events or transactions that may have occurred after the Statutory-Basis Statements of Assets, Liabilities and Surplus date for potential recognition or disclosure through February 10, 2021, the date the statutory-basis financial statements were available to be issued. In February 2021, Thrivent sold a corporate home office property. Refer to the Real Estate section in Note 2 for additional information. There were no other subsequent events or transactions which required recognition or disclosure.

Thrivent Financial for Lutherans
Notes to Statutory-Basis Financial Statements, continued
2. Investments
Bonds
The admitted value and fair value of Thrivent’s investment in bonds are summarized below (in millions):
	Admitted Value	Gross Unrealized		Fair Value
		Gains	Losses
December 31, 2020
U.S. government and agency securities	$ 2,264	$ 235	$—	$ 2,499
U.S. state and political subdivision securities	98	57	—	155
Securities issued by foreign governments	80	8	—	88
Corporate debt securities	35,203	5,543	37	40,709
Residential mortgage-backed securities	6,921	221	5	7,137
Commercial mortgage-backed securities	2,104	147	1	2,250
Collateralized debt obligations	3	11	—	14
Other debt obligations	707	21	2	726
Affiliated Bonds	674	—	1	673
Total bonds	$48,054	$6,243	$ 46	$54,251
December 31, 2019
U.S. government and agency securities	$ 2,235	$ 114	$ 2	$ 2,347
U.S. state and political subdivision securities	104	46	—	150
Securities issued by foreign governments	99	5	—	104
Corporate debt securities	34,041	3,195	66	37,170
Residential mortgage-backed securities	7,218	118	14	7,322
Commercial mortgage-backed securities	2,217	71	2	2,286
Collateralized debt obligations	3	11	—	14
Other debt obligations	489	12	2	499
Affiliated Bonds	132	1	—	133
Total bonds	$46,538	$3,573	$ 86	$50,025
The admitted value of corporate debt securities issued in foreign currencies was $694 million and
$584 million as of December 31, 2020 and 2019, respectively.
The admitted value and fair value of bonds, short-term investments and certain cash equivalents by contractual maturity are shown below (in millions). Expected maturities will differ from contractual maturities because borrowers may have the right to call or prepay obligations with or without call or prepayment penalties.

Thrivent Financial for Lutherans
Notes to Statutory-Basis Financial Statements, continued
2. Investments, continued
	Admitted Value	Fair Value
December 31, 2020
Due in 1 year or less	$ 4,451	$ 4,474
Due after 1 year through 5 years	10,868	11,765
Due after 5 years through 10 years	14,320	16,006
Due after 10 years through 20 years	8,181	10,099
Due after 20 years	13,290	14,963
Total	$51,110	$57,307
The following table shows the fair value and gross unrealized losses aggregated by investment category and length of time that individual bonds have been in a continuous unrealized loss position (dollars in millions).
Less than 12 Months	12 Months or More
Number of Securities	Fair Value	Gross Unrealized Losses	Number of Securities	Fair Value	Gross Unrealized Losses
December 31, 2020
U.S. government and agency securities	1	$ 75	$—	—	$ —	$—
Securities issued by foreign governments	—	—	—	—	—	—
Corporate debt securities	123	894	22	24	204	15
Residential mortgage-backed securities	5	18	—	11	28	5
Commercial mortgage-backed securities	13	78	1	—	—	—
Collateralized debt obligations	—	—	—	—	—	—
Other debt obligations	10	100	1	1	4	1
Affiliated bonds	1	674	1	—	—	—
Total bonds	153	$1,839	$ 25	36	$ 236	$ 21
December 31, 2019
U.S. government and agency securities	4	$ 223	$ 1	1	$ 9	$—
Securities issued by foreign governments	1	12	—	—	—	—
Corporate debt securities	127	1,124	37	70	601	29
Residential mortgage-backed securities	41	979	5	43	609	9
Commercial mortgage-backed securities	18	246	2	13	93	1
Other debt obligations	20	79	1	12	26	1
Total bonds	211	$2,663	$ 46	139	$1,338	$ 40
Based on Thrivent’s current evaluation in accordance with Thrivent’s impairment policy, a determination was made that the declines in the securities summarized above are temporary in nature and Thrivent has the ability and intent to hold securities in an unrealized loss position for a period of time sufficient for the security to recover in value.

Thrivent Financial for Lutherans
Notes to Statutory-Basis Financial Statements, continued
2. Investments, continued
Stocks
The cost and fair value of Thrivent’s investment in stocks as of December 31 are presented below (in millions).
	2020	2019
Unaffiliated Preferred Stocks:
Cost/statement value	$ 348	$ 318
Gross unrealized gains	50	34
Gross unrealized losses	(3)	(1)
Fair value	$ 395	$ 351
Unaffiliated Common Stocks:
Cost	$ 987	$1,389
Gross unrealized gains	364	370
Gross unrealized losses	(22)	(22)
Fair value/statement value	$1,329	$1,737
Affiliated Common Stocks:
Cost	$ 99	$ 90
Gross unrealized gains	50	64
Gross unrealized losses	(10)	(3)
Fair value/statement value	$ 139	$ 151
Affiliated Mutual Funds:
Cost	$ 305	$ 308
Gross unrealized gains	35	21
Gross unrealized losses	—	—
Fair value/statement value	$ 340	$ 329
Total statement value	$2,156	$2,535
Mortgage Loans
Thrivent invests in mortgage loans that principally involve commercial real estate consisting of first mortgage liens on completed income-producing properties. The carrying value of mortgage loans was $10 billion for both years ended December 31, 2020 and 2019. There was no allowance for credit losses as of December 31, 2020 or 2019.
Thrivent requires that all properties subject to mortgage loans have fire insurance at least equal to the value of the property.

Thrivent Financial for Lutherans
Notes to Statutory-Basis Financial Statements, continued
2. Investments, continued
The carrying values of mortgage loans by credit quality as of December 31 are presented below where restructured loans, in good standing, represent loans with reduced principal or interest rates below market (dollars in millions):
	2020	2019

In good standing	$9,614	$9,486
Restructured loans, in good standing	31	20
Delinquent	—	—
In process of foreclosure	—	—
Total mortgage loans	$9,645	$9,506

	2020	2019
Loans with Interest Rates Reduced During the Year:
Weighted average interest rate reduction	0.9%	0.8%
Total principal	$ 81	$ 36
Number of loans	81	34
Interest Rates for Loans Issued During the Year:
Maximum	6.5%	6.0%
Minimum	2.2%	2.9%
Maximum loan-to-value ratio for loans issued during the year, exclusive of purchase money mortgages	71%	74%
The age analysis of mortgage loans as of December 31 are presented below (in millions):
	2020	2019
Current	$9,644	$9,501
30 – 59 days past due	1	5
60 – 89 days past due	—	—
90 – 179 days past due	—	—
180+ days past due	—	—
Total mortgage loans	$9,645	$9,506
180+ Days Past Due and Accruing Interest:
Investment	$ —	$ —
Interest accrued	—	—
90 - 179 Days Past Due and Accruing Interest:
Investment	$ —	$ —
Interest accrued	—	—

Thrivent Financial for Lutherans
Notes to Statutory-Basis Financial Statements, continued
2. Investments, continued
The distribution of Thrivent’s mortgage loans among various geographic regions of the United States as of December 31 are presented below:
	2020	2019
Geographic Region:
Pacific	32%	29%
South Atlantic	19	19
East North Central	8	8
West North Central	12	13
Mountain	9	10
Mid-Atlantic	9	8
West South Central	7	8
Other	4	5
Total	100%	100%
The distribution of Thrivent’s mortgage loans among various property types as of December 31 are presented below:
	2020	2019
Property Type:
Industrial	23%	23%
Retail	21	22
Office	16	17
Church	10	10
Apartments	23	20
Other	7	8
Total	100%	100%
Impaired loans
A loan is determined to be impaired when considered probable that the principal and interest will not be collected according to the contractual terms of the loan agreement. At December 31, 2020, Thrivent held impaired loans with a carrying value of $22 million and an unpaid principal balance of $22 million for which there was no related allowance for credit losses recorded. At December 31, 2019, Thrivent held impaired loans with a carrying value of $9 million and an unpaid principal balance of $9 million for which there was no related allowance for credit losses recorded.
Any payments received on impaired loans are either applied against the principal or reported as net investment income, based on an assessment as to the collectability of the principal. Interest income on impaired loans is recognized upon receipt.
After loans become 180 days delinquent on principal or interest payments, or if the loans have been determined to be impaired, any accrued but uncollectible interest on the mortgage loans is non-admitted and charged to surplus in the period in which the loans are determined to be impaired. Generally, only after the loans become less than 180 days delinquent from the contractual due date will accrued interest be returned to admitted status. The amount of impairments included in realized capital losses due to debt restructuring was $8 million for the year ended December 31, 2020. The amount of impairments included in realized capital

Thrivent Financial for Lutherans
Notes to Statutory-Basis Financial Statements, continued
2. Investments, continued
losses due to debt restructuring was less than $1 million for both years ended December 31, 2019 and 2018, respectively. The average recorded investment in impaired mortgage loans was $7 million and $4 million held on December 31, 2020 and 2019, respectively. Interest income recognized on impaired mortgage loans was less than $1 million for all three years ended December 31, 2020, 2019 and 2018.
In certain circumstances, Thrivent may modify the terms of a loan to maximize the collection of amounts due. During the years ended December 31, 2020 and 2019, Thrivent modified no loans under these circumstances.
As of both December 31, 2020 and 2019, Thrivent held 3 and 2 mortgage loans totaling $22 million and $9 million, respectively, where loan modifications had occurred. During the years ended December 31, 2020 and 2019, there were no modified mortgage loans with a payment default.
During the years ended December 31, 2020 and 2019, no mortgage loans were derecognized as a result of foreclosure.
Real Estate
The components of real estate investments as of December 31 were as follows (in millions):
	2020	2019
Home office properties	$141	$226
Held-for-sale	125	6
Total before accumulated depreciation	266	232
Accumulated depreciation	(92)	(89)
Total real estate	$174	$143
In August 2018, Thrivent sold a corporate home office property for a cash payment of $55 million. In conjunction with the sale, Thrivent entered into an agreement with the purchaser to lease the property. A $48 million gain on the sale of the property was deferred and reported in other surplus funds. The gain was amortized over the remaining life of the lease and was fully recognized as of December 31, 2020.
In February 2021, Thrivent sold a newly constructed corporate home office property that was completed in 2020. Thrivent entered into an agreement with the purchaser to lease the property for 20 years. This property is classified as held for sale in the table above.
Derivative Financial Instruments
Thrivent uses derivative financial instruments in the normal course of business to manage investment risks, to reduce interest rate and duration imbalances determined in asset/liability analyses and to offset risks associated with the guaranteed living benefits features of certain variable annuity products.

Thrivent Financial for Lutherans
Notes to Statutory-Basis Financial Statements, continued
2. Investments, continued
The following table summarizes the carrying values, which primarily equal fair values, included in other invested assets or other liabilities on the Statutory-Basis Statements of Assets, Liabilities and Surplus, and the notional amounts of Thrivent’s derivative financial instruments (in millions):
	Carrying Value	Notional Amount	Realized Gain/(Loss)
As of and for the year ended December 31, 2020
Assets:
Call spread options	$ 163	$ 782	$ 33
Futures	—	282	(200)
Foreign currency swaps	21	311	6
Interest rate swaps	—	—	1
Covered written call options	—	—	—
Total assets	$ 184	$1,375	$(160)
Liabilities:
Call spread options	$(136)	$ 815	$ (27)
Foreign currency swaps	(27)	349	4
Covered written call options	(2)	—	7
Total liabilities	$(165)	$1,164	$ (16)
As of and for the year ended December 31, 2019
Assets:
Call spread options	$ 91	$ 733	$ 11
Futures	—	461	(90)
Foreign currency swaps	29	390	8
Interest rate swaps	—	—	1
Covered written call options	—	—	—
Total assets	$ 120	$1,584	$ (70)
Liabilities:
Call spread options	$ (67)	$ 765	$ (7)
Foreign currency swaps	(10)	202	3
Covered written call options	—	—	2
Total liabilities	$ (77)	$ 967	$ (2)
All gains and losses on derivatives are reflected in realized capital gains and losses in the statutory-basis financial statements except foreign currency swaps which are reflected in net investment income. Notional amounts do not represent amounts exchanged by the parties and therefore are not a measure of Thrivent’s exposure. The amounts exchanged are calculated based on the notional amounts and the other terms of the instruments, such as interest rates, exchange rates, security prices or financial and other indices.

Thrivent Financial for Lutherans
Notes to Statutory-Basis Financial Statements, continued
2. Investments, continued
Call Spread Options
Thrivent uses over-the-counter S&P 500 index call spread options (i.e. buying call options and selling cap call options) to manage risks associated with fixed indexed annuities. Purchased call spread options are reported at fair value in other invested assets and written call spread options are reported at fair value in other liabilities. The changes in the fair value of the call spread options are recorded in unrealized gains and losses.
Covered Written Call Options
Thrivent sells covered written call option contracts to enhance the return on residential mortgage-backed “to be announced” collateral that Thrivent owns. The premium received for these call options is recorded in other liabilities at book value at each reporting period. All positions in these contracts are settled at month end. Upon disposition of the options, the gains are recorded as a component of realized capital gains and losses. During the years ended December 31, 2020, 2019 and 2018, $9 million, $8 million and $3 million, respectively, was received in call premium.
Futures
Thrivent utilizes futures contracts to manage a portion of the risks associated with the guaranteed minimum accumulation benefit feature of variable annuity products and to manage foreign equity risk. Cash paid for the futures contracts is recorded in other invested assets. The futures contracts are valued at fair value at each reporting period. The daily change in fair value from the contracts variation margin is recognized in unrealized gains and losses until the contract is closed and/or otherwise expired. Realized gains and losses are recognized when the contract is closed and/or otherwise expired.
Foreign Currency Swaps
Thrivent utilizes foreign currency swaps to manage the risk associated with changes in the exchange rate of foreign currency to U.S. dollar payments for foreign denominated bonds. The swaps are reported at fair value with the change in the fair value recognized in unrealized gains and losses. Realized gains and losses are recognized upon settlement of the swap. No cash is exchanged at the outset of the swaps, and interest payments received are recorded as a component of net investment income.

Thrivent Financial for Lutherans
Notes to Statutory-Basis Financial Statements, continued
2. Investments, continued
Securities Lending
Elements of the securities lending program as of December 31 are presented below (in millions).
	2020	2019
Loaned Securities:
Carrying value	$240	$467
Fair value	260	470
Cash Collateral Reinvested:
Open	$ 81	$209
30 days or less	131	147
31 - 60 days	—	53
61 - 90 days	—	11
91 - 120 days	5	9
121 - 180 days	5	2
181 - 365 days	36	33
1 - 2 years	3	15
2 - 3 years	—	—
Greater than 3 years	4	5
Total	$265	$484
Cash collateral liabilities	$265	$479
The maturity dates of the cash collateral liabilities generally match the maturity dates of the invested assets.
Collateral Received
Elements of reinvested collateral received in the securities lending program as of December 31 are presented below (in millions):
	2020	2019
Bonds:
Carrying value	$ 54	$ 53
Fair value	54	53
Short-term Investments:
Carrying value	$ 9	$ 39
Fair value	9	39
Cash Equivalents:
Carrying value	$202	$392
Fair value	202	392
Common Stocks:
Carrying value	$—	$—
Fair Value	—	—
All collateral received is less than 1% of total admitted assets.

Thrivent Financial for Lutherans
Notes to Statutory-Basis Financial Statements, continued
2. Investments, continued
Wash Sales
In the normal course of Thrivent’s investment management activities, securities are periodically sold and repurchased within 30 days of the sale date to enhance total return on the investment portfolio. At December 31, 2020, Thrivent sold 119 non-investment grade securities with a book value totaling $4 million where the cost to repurchase within 30 days totaled $6 million. The net gain for securities sold and later repurchased totaled $2 million. At December 31, 2019, Thrivent sold 81 non-investment grade securities with a book value totaling $19 million where the cost to repurchase within 30 days totaled $24 million. The net gain for securities sold and later repurchased totaled $4 million.
Reverse Repurchase Agreements
During 2019, Thrivent entered into a tri-party reverse repurchase agreement (“repo”) to purchase and resell short-term securities. The securities are classified as a NAIC 1 designation and the maturity of the securities is 3 months to 1 year with a carrying value and fair value of $15 million and less than $1 million as of December 31, 2020 and 2019, respectively. Thrivent is not permitted to sell or repledge these securities. The purchased securities are included in cash, cash equivalents and short-term investments in the accompany Statutory-Basis Statements of Assets, Liabilities and Surplus. Thrivent received cash as collateral, having a fair value at least equal to 102% of the purchase price paid for the securities and Thrivent’s designated custodian takes possession of the collateral. The collateral is not recorded in Thrivent’s financial statements.
The fair value of the securities for the repo transactions accounted for each reporting periods presented below (in millions):
December 31, 2020	Maximum	Ending Balance
Bonds:
1st quarter	$450	$319
2nd quarter	360	160
3rd quarter	115	—
4th quarter	115	15

December 31, 2019	Maximum	Ending Balance
Bonds:
1st quarter	$—	$—
2nd quarter	20	20
3rd quarter	20	20
4th quarter	109	—
The fair value of the cash collateral under the repo borrowing transactions for each reporting periods by remaining contractual maturity presented below (in millions):
December 31, 2020	Maximum	Ending Balance
Overnight and Continuous:
1st quarter	$545	$385
2nd quarter	430	188
3rd quarter	143	143
4th quarter	143	15

Thrivent Financial for Lutherans
Notes to Statutory-Basis Financial Statements, continued
2. Investments, continued
December 31, 2019	Maximum	Ending Balance
Overnight and Continuous:
1st quarter	$—	$—
2nd quarter	27	27
3rd quarter	27	27
4th quarter	103	—
Pledged and Restricted Assets
Thrivent owns assets which are pledged to others as collateral or are otherwise restricted totaling $328 million and $530 million at December 31, 2020 and 2019, respectively. Total pledged and restricted assets, which primarily include collateral held under futures transactions, securities lending agreements, and reverse repurchase agreements are less than 1% of total admitted assets. Securities on deposit with state insurance departments were $3 million for both the years ended December 31, 2020 and 2019.
Net Investment Income
Investment income by type of investment for the years ended December 31 is presented below (in millions):
	2020	2019	2018
Bonds	$1,797	$1,818	$1,827
Preferred stock	19	15	11
Unaffiliated common stocks	27	29	28
Affiliated common stocks	94	60	24
Mortgage loans	439	433	392
Real estate	17	14	23
Contract loans	82	86	85
Cash, cash equivalents and short-term investments	19	52	33
Limited partnerships	489	584	410
Other invested assets	32	17	22
	3,015	3,108	2,855
Investment expenses	(57)	(53)	(51)
Depreciation on real estate	(7)	(5)	(6)
Net investment income	$2,951	$3,050	$2,798
Net investment income includes bonds sold or redeemed with a callable bond or tender feature. During 2020, there were 436 securities with a callable or tender feature sold or redeemed totaling $78 million. In 2019 net investment income included only bonds sold or redeemed with a callable bond feature. During 2019, there were 118 securities with callable features sold or redeemed totaling $25 million.

Thrivent Financial for Lutherans
Notes to Statutory-Basis Financial Statements, continued
2. Investments, continued
Realized Capital Gains and Losses
Realized capital gains and losses for the years ended December 31 is presented below (in millions):
	2020	2019	2018
Net Gains (Losses) on Sales:
Bonds:
Gross gains	$ 293	$ 209	$ 198
Gross losses	(211)	(89)	(59)
Stocks:
Gross gains	316	174	201
Gross losses	(86)	(60)	(47)
Futures	(200)	(90)	(9)
Other	11	8	17
Net gains (losses) on sales	123	152	301
Provisions for Losses:
Bonds	(44)	(15)	(18)
Stocks	(1)	—	—
Other	14	19	5
Total provisions for losses	(31)	4	(13)
Realized capital gains (losses)	92	156	288
Transfers to interest maintenance reserve	(132)	(132)	(142)
Realized capital gains (losses), net	$ (40)	$ 24	$ 146
Proceeds from the sale of investments in bonds, net of mortgage dollar roll transactions, were $10 billion, $10 billion and $7 billion for the years ended December 31, 2020, 2019 and 2018, respectively.
Thrivent recognized other-than-temporary impairments during the year ended December 31, 2020 on the following loan-backed and structured securities where the present value of cash flows expected to be collected was less than the amortized cost basis of the security (in millions). Each individual impairment recognized below was less than $1 million.
CUSIP	Book Value Before Impairment	Impairment Recognized	Amortized Cost After Impairment	Fair Value as of Date Impaired
22943HAG1	$ 3	$—	$ 3	$ 2
94981FAJ1	3	—	3	3
12667GGD9	8	—	8	8
12667GQJ5	7	—	7	7
12668BQA4	3	—	3	3
16165TAE3	5	—	5	6
45660LST7	3	—	3	3
576434V92	5	—	5	5
Total	$37	$—	$37	$37

Thrivent Financial for Lutherans
Notes to Statutory-Basis Financial Statements, continued
3. Policyholder Liabilities
Many of the contracts issued by Thrivent, primarily annuities, do not subject Thrivent to mortality or morbidity risk. These contracts may have certain limitations placed upon the amount of funds that can be withdrawn without penalties. The following table summarizes liabilities by withdrawal characteristics of individual annuities (dollars in millions):
	General Account	Separate Account Guaranteed	Separate Account Nonguaranteed	Total	% of Total
December 31, 2020
Subject to Discretionary Withdrawal:
With market value adjustment	$ —	$ 183	$ —	$ 183	1%
At book value less a surrender charge of 5% or more	1,763	—	—	1,763	3
At fair value	—	—	35,097	35,097	65
Total with market value adjustment or at fair value	1,763	183	35,097	37,043	69
At book value without adjustment	15,171	—	—	15,171	28
Not subject to discretionary withdrawal	1,549	—	54	1,603	3
Total	$18,483	$ 183	$35,151	$53,817	100%
Amount to Move in Subject to Discretionary Withdrawal in the Year After the Statement Date:	$ 485	$ —	$ —	$ —
December 31, 2019
Subject to Discretionary Withdrawal:
With market value adjustment	$ —	$ 202	$ —	$ 202	1%
At book value less a surrender charge of 5% or more	1,984	—	—	1,984	4
At fair value	—	—	32,079	32,079	63
Total with market value adjustment or at fair value	1,984	32,079	34,265	68
At book value without adjustment	14,888	—	—	14,888	29
Not subject to discretionary withdrawal	1,552	—	48	1,600	3
Total	$18,424	$ 202	$32,127	$50,753	100%
Amount to Move in Subject to Discretionary Withdrawal in the Year After the Statement Date:	$ 339	$ —	$ —	$ —

Thrivent Financial for Lutherans
Notes to Statutory-Basis Financial Statements, continued
3. Policyholder Liabilities, continued
The following table summarizes liabilities by withdrawal characteristics of deposit type contracts with no life contingencies (dollars in millions):
	General Account	Separate Account Guaranteed	Separate Account Nonguaranteed	Total	% of Total
December 31, 2020
Subject to Discretionary Withdrawal:
At book value less a surrender charge of 5% or more	$3,767	$—	$—	$3,767	89%
Total with market value adjustment or at fair value	3,767	—	—	3,767	89
At book value without adjustment	365	—	—	365	9
Not subject to discretionary withdrawal	63	—	23	86	2
Total	$4,195	$—	$ 23	$4,218	100%
December 31, 2019
Subject to Discretionary Withdrawal:
At book value less a surrender charge of 5% or more	$3,517	$—	$—	$3,517	89%
Total with market value adjustment or at fair value	3,517	—	—	3,517	89
At book value without adjustment	346	—	—	346	9
Not subject to discretionary withdrawal	59	—	26	85	2
Total	$3,922	$—	$ 26	$3,948	100%

Thrivent Financial for Lutherans
Notes to Statutory-Basis Financial Statements, continued
3. Policyholder Liabilities, continued
The following table summarizes the analysis of life actuarial reserves by withdrawal characteristics (dollars in millions):
	General Account			Separate Account Nonguaranteed
	Account Value	Cash Value	Reserve	Account Value	Cash Value	Reserve
December 31, 2020
Subject to Discretionary Withdrawal, Surrender Values, or Policy Loans:
Universal life	$10,385	$10,372	$10,407	$ —	$ —	$ —
Universal life with secondary guarantees	1,254	1,116	1,350	984	890	910
Other permanent cash value life insurance	—	11,606	12,432	—	—	—
Variable universal life	43	43	56	937	935	950
Miscellaneous reserves	—	—	2	—	—	—
Not Subject to Discretionary Withdrawals or No Cash Values:
Term policies without cash value	XXX	XXX	1,029	—	XXX	—
Accidental death benefits	XXX	XXX	16	XXX	XXX	—
Disability death benefits	XXX	XXX	—	XXX	XXX	—
Disability – active lives	XXX	XXX	116	XXX	XXX	—
Disability – disable lives	XXX	XXX	370	XXX	XXX	—
Miscellaneous reserves	XXX	XXX	—	XXX	XXX	—
Subtotal	$11,682	$23,137	$25,778	$1,921	$1,825	$1,860
Reinsurance ceded	653	697	846	—	—	—
Total	$11,029	$22,440	$24,932	$1,921	$1,825	$1,860
December 31, 2019
Subject to Discretionary Withdrawal, Surrender Values, or Policy Loans:
Universal life	$10,279	$10,268	$10,300	$ —	$ —	$ —
Universal life with secondary guarantees	1,168	1,029	1,248	796	712	732
Other permanent cash value life insurance(1)	—	11,372	12,175	—	—	—
Variable universal life	43	43	55	797	795	807
Miscellaneous reserves	—	—	2	—	—	—
Not Subject to Discretionary Withdrawals or No Cash Values:
Term policies without cash value	XXX	XXX	1,010	XXX	XXX	—
Accidental death benefits	XXX	XXX	16	XXX	XXX	—
Disability death benefits	XXX	XXX	—	XXX	XXX	—
Disability – active lives	XXX	XXX	126	XXX	XXX	—
Disability – disable lives	XXX	XXX	371	XXX	XXX	—
Miscellaneous reserves	XXX	XXX	—	XXX	XXX	—
Subtotal	$11,490	$22,712	$25,303	$1,593	$1,507	$1,539
Reinsurance ceded	527	544	826	—	—	—
Total	$10,963	$22,168	$24,477	$1,593	$1,507	$1,539
(1)	Amount has been revised to properly reflect dividends issued. Cash value increased by $4,662 million.

Thrivent Financial for Lutherans
Notes to Statutory-Basis Financial Statements, continued
3. Policyholder Liabilities, continued
The above policyholder liabilities are recorded as components of the following captions of the Statutory-Basis Statements of Assets, Liabilities and Surplus as of December 31 (in millions):
	2020	2019
Aggregate reserves for life, annuity and health contracts	$18,483	$18,425
Deposit liabilities	4,195	3,922
Liabilities related to separate accounts	35,357	32,354
Total	$58,035	$54,701
Thrivent calculates premium deficiency reserves (PDR) on Thrivent’s closed block of long-term care insurance policies. The PDR was $230 million and $0 million as of December 31, 2020 and 2019, respectively. During 2020, Thrivent updated the active life mortality, lapse, and net earned rate assumptions used in the determination of the PDR. In 2019, updates were made to claim incidence, claim termination, and claim utilization assumptions as Thrivent moved from an aggregate care model to an initial site-of-care model. These updated assumptions, along with the natural decline in the reserve as new premium sufficient LTC contracts sold replace older premium deficient LTC contracts, were the primary drivers of the $230 million increase in PDR for the year ended December 31, 2020 and the $133 million decrease in PDR for the year ended December 31, 2019.
Thrivent has insurance in force as of December 31, 2020 and 2019, totaling $11 billion and $18 billion, respectively, where the gross premiums are less than the net premiums according to the standard valuation requirements set by the State of Wisconsin Office of the Commissioner of Insurance. Reserves associated with these policies as of December 31, 2020 and 2019, totaled $38 million and $59 million, respectively.
Deferred and uncollected life insurance premiums and annuity considerations were as follows (in millions):
	Gross	Net of Loading
December 31, 2020
Ordinary new business	$12	$ 6
Ordinary renewal	56	102
Total	$68	$108
December 31, 2019
Ordinary new business	$12	$ 7
Ordinary renewal	49	99
Total	$61	$106
4. Separate Accounts
Thrivent administers and invests funds segregated into separate accounts for the exclusive benefit of variable annuity, variable immediate annuity and variable universal life contractholders. Variable life and variable annuity separate accounts of Thrivent are non-guaranteed, while Thrivent’s multi-year guarantee separate account is a non-indexed guaranteed account. Within the non-guaranteed separate account, all variable deferred annuity contracts contain guaranteed death benefits and some contain guaranteed living benefits. The

Thrivent Financial for Lutherans
Notes to Statutory-Basis Financial Statements, continued
4. Separate Accounts, continued
following table presents the explicit risk charges paid by separate account contract holders for these guarantees and the amounts paid for guaranteed death benefits for the years ended December 31 (in millions):
	2020	2019	2018	2017	2016
Risk charge paid	$102	$104	$108	$107	$99
Payments for guaranteed benefits	7	5	4	4	6
The distribution of investments in the separate account assets as of December 31 were as follows:
	2020	2019
Equity funds	64%	63%
Bond funds	26	26
Balanced funds	7	9
Other	3	2
Total separate account assets	100%	100%
The following tables summarize information for the separate accounts (in millions):
	Non-Indexed Guarantee	Non-Guaranteed	Total
December 31, 2020
Reserves:
For accounts with assets at fair value	$183	$37,034	$37,217
By Withdrawal Characteristics:
Subject to Discretionary Withdrawal:
With market value adjustment	$183	$ —	$ 183
At fair value	—	36,956	36,956
Not subject to discretionary withdrawal	—	77	77
Total	$183	$37,033	$37,216
December 31, 2019
Reserves:
For accounts with assets at fair value	$202	$33,692	$33,894
By Withdrawal Characteristics:
Subject to Discretionary Withdrawal:
With market value adjustment	$202	$ —	$ 202
At fair value	—	33,618	33,618
Not subject to discretionary withdrawal	—	74	74
Total	$202	$33,692	$33,894

Thrivent Financial for Lutherans
Notes to Statutory-Basis Financial Statements, continued
4. Separate Accounts, continued
	2020	2019	2018
Premiums, Considerations and Deposits:
Non-indexed guarantee	$ 1	$ —	$ 1
Non-guaranteed	1,849	1,712	1,774
Total	$1,850	$1,712	$1,775

	2020	2019	2018
Transfers to separate accounts	$ 1,849	$ 1,709	$ 1,773
Transfers from separate accounts	(2,712)	(2,490)	(1,890)
Other items	2	(1)	1
Transfers to separate accounts, net	$ (861)	$ (782)	$ (116)
5. Claims Liabilities
Activity in the liabilities for accident and health, long-term care and disability benefits, included in aggregate reserves for life, annuity, and health contracts and contract claims, as presented below (in millions):
	2020	2019
Net balance at January 1
Incurred Related to:	$1,203	$1,114
Current year	464	546
Prior years	(150)	(40)
Total incurred	314	506
Paid Related to:
Current year	116	122
Prior years	304	295
Total paid	420	417
Net balance at December 31	$1,097	$1,203
Thrivent uses estimates for determining the liability for accident and health, long-term care and disability benefits, which are based on historical claim payment patterns, and attempts to provide for potential adverse changes in claim patterns and severity. Thrivent annually reviews the claim payment experience to evaluate the methodology and assumptions that are used in determining Thrivent’s estimate of ultimate claims experience.
6. Reinsurance
Thrivent participates in reinsurance in order to limit maximum losses and to diversify exposures. Life and accident and health reinsurance is accomplished through various plans of reinsurance, primarily coinsurance and yearly renewable term. Generally, Thrivent retains a maximum of $3 million of single and $3 million of joint life coverage for any single mortality risk.

Thrivent Financial for Lutherans
Notes to Statutory-Basis Financial Statements, continued
6. Reinsurance, continued
Ceded balances would represent a liability of Thrivent in the event the reinsurers were unable to meet the obligations under the terms of the reinsurance agreements. Reinsurance contracts do not relieve an insurer from the contract’s primary obligation to policyholders.
Reinsurance premiums, commissions, expense reimbursements, benefits and reserves related to reinsured long-duration contracts are accounted for over the life of the underlying reinsured contracts using assumptions consistent with those used to account for the underlying contracts. The cost of reinsurance related to short-duration contracts is accounted for over the reinsurance contract period. Amounts recoverable from reinsurers are estimated in a manner consistent with the claim liabilities and policy benefits associated with the reinsured policies.
Reinsurance amounts included in the Statutory-Basis Statements of Operations for the years ended December 31 were as follows (in millions):
	2020	2019	2018
Direct premiums	$4,736	$5,073	$5,098
Reinsurance ceded	(106)	(106)	(117)
Net premiums	$4,630	$4,967	$4,981
Reinsurance claims recovered	$ 89	$ 81	$ 60
Aggregate reserves and contract claim liabilities in the Statutory-Basis Statements of Assets, Liabilities and Surplus for the years ended December 31 were reduced by reinsurance ceded amounts as presented below (in millions):
	2020	2019
Life insurance	$846	$826
Accident-and-health	—	—
Total	$846	$826
The financial condition of Thrivent’s reinsurers and amounts recoverable are periodically reviewed in order to evaluate the financial strength of the companies supporting the recoverable balances. One reinsurer accounts for approximately 45% of the reinsurance recoverable as of December 31, 2020.
Thrivent has no covered policies where certain term life and universal life insurance policies (XXX/AXXX risks) are ceded in accordance with Actuarial Guideline 48 (Actuarial Opinion and Memorandum Requirements for the Reinsurance of Policies to be Valued Under Sections 6 and 7 of the NAIC Valuation of Life Insurance Policies Model Regulation).
7. Surplus
Thrivent is subject to certain risk-based capital (“RBC”) requirements as specified by the NAIC. Under those requirements, the amount of surplus maintained by a fraternal benefit society is to be determined based on the various risk factors. Thrivent exceeds the RBC requirements as of December 31, 2020 and 2019.

Thrivent Financial for Lutherans
Notes to Statutory-Basis Financial Statements, continued
7. Surplus, continued
Unassigned funds as of December 31 includes adjustments related to the following items (in millions):
	2020	2019
Unrealized gains and (losses)	$ 691	$ 557
Non-admitted assets	(227)	(130)
Separate account business	101	75
Asset valuation reserve	(1,971)	(1,836)
Thrivent also holds special surplus funds which include a special surplus balance related to the separate accounts. The deferred gain from the 2018 sale of the corporate home office property was included in a special surplus balance as of December 31, 2019. The remaining amount was fully recognized as of December 31, 2020, and therefore is no longer included in special surplus funds as of December 31, 2020.
8. Fair Value of Financial Instruments
The financial instruments of Thrivent have been classified, for disclosure purposes, into categories based on the evaluation of the amount of observable and unobservable inputs used to determine fair value.
Fair Value Descriptions
Level 1 Financial Instruments
Level 1 financial instruments reported at fair value include certain bonds, certain unaffiliated common stocks and certain cash equivalents. Bonds and unaffiliated common stocks are primarily valued using quoted prices in active markets. Cash equivalents consist of money market mutual funds whose fair value is based on the quoted daily net asset values of the invested funds.
Level 1 financial instruments not reported at fair value include certain bonds, which are priced based on quoted market prices, and include primarily U.S. Treasury bonds.
Level 2 Financial Instruments
Level 2 financial instruments reported at fair value include certain unaffiliated common stocks and other invested assets. Unaffiliated common stocks and other invested assets, primarily derivatives, are valued based on market quotes where the financial instruments are not considered actively traded. The fair values for separate account assets are based on published daily net asset values of the funds in which the separate accounts are invested.
Level 2 financial instruments not reported at fair value includes certain bonds, unaffiliated preferred stocks, cash, cash equivalents and short-term investments, other invested assets, liabilities related to separate accounts and other liabilities.
Bonds not reported at fair value are priced using a third–party pricing vendor and include certain corporate debt securities and asset-backed securities. Pricing from a third–party pricing vendor varies by asset class but generally includes inputs such as estimated cash flows, benchmark yields, reported trades, issuer spreads, bids, offers, credit quality, industry events and economic events. If Thrivent is unable to obtain a price from a third–party pricing vendor, management may obtain broker quotes or utilize an internal pricing model specific to the asset. The internal pricing models apply practices that are standard among the industry and utilize observable market data.

Thrivent Financial for Lutherans
Notes to Statutory-Basis Financial Statements, continued
8. Fair Value of Financial Instruments, continued
Fair values of unaffiliated preferred stocks not reported at fair value are based on market quotes where these securities are not considered actively traded.
Cash and cash equivalents not reported at fair value consist of demand deposit and highly liquid investments purchased with an original maturity date of three months or less. Short-term investments not reported at fair value consist of investments in commercial paper and agency notes with contractual maturities of one year or less at the time of acquisition. The carrying amounts for cash, cash equivalents and short-term investments approximate the fair values.
Other invested assets not reported at fair value include investments in surplus notes in which the fair values are based on quoted market prices.
The carrying amounts of liabilities related to separate accounts reflect the amounts in the separate account assets and approximate the fair values.
Other liabilities include certain derivatives. Derivative fair values are derived from broker quotes.
Level 3 Financial Instruments
Level 3 financial instruments reported at fair value include other invested assets, which consist of certain derivatives. The fair value is determined using independent broker quotes.
Level 3 financial instruments not reported at fair value include certain bonds, unaffiliated preferred stocks, mortgage loans, real estate, contract loans, limited partnerships, other invested assets, deferred annuities, other deposit contracts and other liabilities.
Level 3 bonds not reported at fair value include private placement debt securities and convertible bonds. Private placement debt securities are valued using internal pricing models specific to the assets using unobservable inputs such as issuer spreads, estimated cash flows, internal credit ratings and volatility adjustments. Market comparable discount rates ranging from 0% to 12% are used as the base rate in the discounted cash flows used to determine the fair value of certain assets. Increases or decreases in the credit spreads on the comparable assets could cause the fair value of assets to significantly decrease or increase, respectively. Additionally, Thrivent may adjust the base discount rate or the modeled price by applying an illiquidity premium of 25 basis points, given the highly structured nature of certain assets. Convertible bonds are valued using third party broker quotes to determine fair value.
Unaffiliated preferred stocks are valued using third-party broker quotes to determine fair value.
The fair values for mortgage loans are estimated using discounted cash flow analyses based on interest rates currently being offered for similar loans to borrowers with similar credit ratings. Loans with similar characteristics are aggregated for purposes of the calculations.
The fair value of real estate properties held-for-sale is based on current market price assessments, current purchase agreements or market appraisals.
The carrying amounts for contract loans approximate the fair values.

Thrivent Financial for Lutherans
Notes to Statutory-Basis Financial Statements, continued
8. Fair Value of Financial Instruments, continued
Limited partnerships include private equity investments. The fair values of private equity investments are estimated based on assumptions in the absence of observable market data. In determining fair value, the following valuation techniques are generally used: most recent capital balance adjusted for current cash flows; internal valuation methodologies designed for specific asset classes, primarily sponsor valuations or net asset value; discounted cash flow models; or applying current market multiples to earnings before interest, taxes, depreciation and amortization (EBITDA).
Other invested assets primarily include real estate joint ventures, which the fair value is derived using GAAP audited financial statements.
Other liabilities primarily include deferred annuities, other deposit contracts and certain derivatives. The fair values for deferred annuities and other deposit contracts, which include supplementary contracts without life contingencies, deferred income settlement options and refunds on deposit are estimated to be the cash surrender value payable upon immediate withdrawal. Derivatives fair values are derived from broker quotes.
Financial Instruments Carried at Fair Value
The fair values of Thrivent’s financial instruments measured and reported at fair value are presented below (in millions).
	Level 1	Level 2	Level 3	Total
December 31, 2020
Assets:
Bonds	$ 298	$ —	$—	$ 298
Unaffiliated common stocks	1,329	—	—	1,329
Cash, cash equivalents and short-term investments	805	—	—	805
Assets held in Separate account assets	—	37,894	—	37,894
Other invested assets	—	21	163	184
Total	$2,432	$37,915	$163	$40,510
Liabilities:
Other liabilities	$ —	$ 27	$136	$ 163
December 31, 2019
Assets:
Bonds	$ 281	$ —	$—	$ 281
Unaffiliated common stocks	1,737	—	—	1,737
Cash, cash equivalents and short-term investments	318	—	—	318
Assets held in Separate account assets	—	34,482	—	34,482
Other invested assets	—	29	91	120
Total	$2,236	$34,511	$ 91	$36,938
Liabilities:
Other liabilities	$ 1	$ 10	$ 67	$ 77

Thrivent Financial for Lutherans
Notes to Statutory-Basis Financial Statements, continued
8. Fair Value of Financial Instruments, continued
Additional Information on Level 3 Financial Instruments carried at Fair Value
The following table shows the changes in fair values for the investments categorized as Level 3 (in millions).
	2020	2019
Assets:
Balance, January 1	$ 91	$ 4
Purchases	68	47
Sales	(111)	(60)
Realized gains and (losses) net income	32	11
Unrealized gains and (losses) surplus	83	89
Balance, December 31	$ 163	$ 91
Liabilities:
Balance, January 1	$ 67	$ 2
Purchases	49	29
Sales	(28)	(31)
Realized gains and (losses) net income	(25)	(7)
Unrealized gains and (losses) surplus	75	74
Balance, December 31	$ 136	$ 67
Transfers
During 2020, Thrivent had transfers of $38 million into Level 2 from Level 3 and transfers of $123 million into Level 3 from Level 2 for bonds which are not held at fair value. During 2019, Thrivent had transfers of $242 million into Level 2 from Level 3 and transfers of $67 million into Level 3 from Level 2 for bonds which are not held at fair value. Prior year amounts have been revised to properly reflect transfers between Level 2 and Level 3. There were no transfers between fair value levels for assets held at fair value. Transfers between fair value hierarchy levels are recognized at the end of the reporting period.
Valuation Assumptions
The results of the valuation methods presented in this footnote are significantly affected by the assumptions used, including discount rates and estimates of future cash flows. As a result, the derived fair value estimates, in many cases, could not be realized in immediate settlement of the financial instruments. These fair values are for certain financial instruments of Thrivent; accordingly, the aggregate fair value amounts presented do not represent the underlying value of Thrivent.

Thrivent Financial for Lutherans
Notes to Statutory-Basis Financial Statements, continued
8. Fair Value of Financial Instruments, continued
Fair Value of All Financial Instruments
The carrying values and fair values of all financial instruments are presented below (in millions).
	Carrying Value	Fair Value
		Level 1	Level 2	Level 3	Total
December 31, 2020
Financial Assets:
Bonds	$48,054	$2,293	$38,594	$13,364	$54,251
Unaffiliated preferred stocks	348	—	225	170	395
Unaffiliated common stocks	1,329	1,329	—	—	1,329
Affiliated common stock	139	—	139	—	139
Affiliated mutual funds	340	117	223	—	340
Mortgage loans	9,645	—	—	10,848	10,848
Contract loans	1,120	—	—	1,120	1,120
Cash, cash equivalents and short-term investments	3,461	805	2,656	—	3,461
Limited partnerships	5,602	—	—	5,602	5,602
Real estate – held-for-sale	125	—	—	127	127
Assets held in separate accounts	37,894	—	37,894	—	37,894
Other invested assets	362	—	135	260	395
Financial Liabilities:
Deferred annuities	$16,053	$ —	$ —	$15,772	$15,772
Other deposit contracts	1,078	—	—	1,078	1,078
Other liabilities	165	—	27	136	163
Liabilities related to separate accounts	37,794	—	37,794	—	37,794
December 31, 2019
Financial Assets:
Bonds	$46,538	$2,242	$37,225	$10,558	$50,025
Unaffiliated preferred stocks	318	—	269	82	351
Unaffiliated common stocks	1,737	1,737	—	—	1,737
Affiliated common stock	151	—	151	—	151
Affiliated mutual funds	329	160	169	—	329
Mortgage loans	9,506	—	—	10,177	10,177
Contract loans	1,164	—	—	1,164	1,164
Cash, cash equivalents and short-term investments	2,054	318	1,736	302	2,054
Limited partnerships	4,621	—	—	4,621	4,621
Real estate – held-for-sale	6	—	—	8	8
Assets held in separate accounts	34,482	—	34,482	—	34,482
Other invested assets	426	—	137	317	454
Financial Liabilities:
Deferred annuities	$15,911	$ —	$ —	$15,654	$15,654
Other deposit contracts	1,118	—	—	1,118	1,118
Other liabilities	77	1	10	67	77
Liabilities related to separate accounts	34,408	—	34,408	—	34,408

Thrivent Financial for Lutherans
Notes to Statutory-Basis Financial Statements, continued
9. Benefit Plans
Pension and Other Postretirement Benefits
Thrivent has a qualified noncontributory defined benefit retirement plan that provides benefits to substantially all home office and field employees upon retirement. Thrivent also provides certain health care and life insurance benefits for substantially all retired home office and field personnel. Thrivent uses a measurement date of December 31 in the benefit plan disclosures.
The components of net periodic pension expense for Thrivent’s qualified retirement and other plans for the years ended December 31 were as follows (in millions):
	Retirement Plan			Other Plans
	2020	2019	2018	2020	2019	2018
Service cost	$ 21	$ 23	$ 25	$ 2	$ 2	$ 2
Interest cost	39	47	43	4	5	4
Expected return on plan assets	(79)	(71)	(77)	—	—	—
Other	18	19	19	—	(1)	4
Net periodic cost	$ (1)	$ 18	$ 10	$ 6	$ 6	$ 10
The plans’ amounts recognized in the statutory-basis financial statements as of December 31 were as follows (in millions):
	Retirement Plan		Other Plans
	2020	2019	2020	2019
Change in Projected Benefit Obligation:
Benefit obligation, beginning of year	$1,246	$1,099	$124	$107
Service cost	21	23	2	2
Interest cost	39	47	3	5
Actuarial gain (loss)	66	130	6	20
Transfers from defined contribution plan	2	2	—	—
Benefits paid	(58)	(55)	(8)	(10)
Benefit obligation, end of year	$1,316	$1,246	$127	$124
Change in Plan Assets:
Fair value of plan assets, beginning of year	$1,110	$ 960	$—	$—
Actual return on plan assets	161	183	—	—
Employer contribution	20	20	8	10
Transfers from defined contribution plan	2	2	—	—
Benefits paid	(58)	(55)	(8)	(10)
Fair value of plan assets, end of year	$1,235	$1,110	$—	$—

Thrivent Financial for Lutherans
Notes to Statutory-Basis Financial Statements, continued
9. Benefit Plans, continued
The plans’ amounts recognized in the statutory-basis financial statements funding statuses and accumulated benefit obligation as of December 31 were as follows (in millions):
	Retirement Plan		Other Plans
	2020	2019	2020	2019
Funded Status:
Accrued benefit costs	$ —	$ —	$(123)	$(125)
Liability for pension benefits	(81)	(136)	(4)	2
Total unfunded liabilities	$ (81)	$ (136)	$(127)	$(123)
Deferred Items:
Net (losses) gains	$ 267	$ 301	$ 4	$ (2)
Net prior service cost	—	—	—	—
Accumulated amounts recognized in periodic pension expenses	$ 186	$ 165	$(123)	$(125)
Accumulated benefit obligation	$1,274	$1,209	$ 127	$ 123
The unfunded liabilities for the retirement plan and other postretirement plans at December 31, 2020 and 2019, are included in other liabilities in the Statutory-Basis Statement of Assets, Liabilities and Surplus.
A summary of the deferred items in the Statutory-Basis Statement of Operations as of December 31 is as follows (in millions):
	Retirement Plan			Other Plans
	Net Prior Service Cost	Net Recognized Gains (Losses)	Total	Net Prior Service Cost	Net Recognized Gains (Losses)	Total
Balance, January 1, 2019	$—	$303	$303	$—	$ (23)	$ (23)
Net prior service cost recognized	—	—	—	—	—	—
Net gain (loss) arising during the period	—	17	17	—	20	20
Net gain (loss) recognized	—	(19)	(19)	—	1	1
Balance, December 31, 2019	$—	$301	$301	$—	$ (2)	$ (2)
Net prior service cost recognized	—	—	—	—	—
Net gain (loss) arising during the period	—	(16)	(16)	—	6	6
Net gain (loss) recognized	—	(18)	(18)	—	—	—
Balance, December 31, 2020	$—	$267	$267	$—	$ 4	$ 4
The amounts in unassigned funds expected as of December 31 to be recognized in the next fiscal year as components of periodic benefit cost were as follows (in millions):
	Retirement Plan		Other Plans
	2020	2019	2020	2019
Net prior service cost	$—	$—	$—	$—
Net recognized gains/(losses)	—	—	—	—

Thrivent Financial for Lutherans
Notes to Statutory-Basis Financial Statements, continued
9. Benefit Plans, continued
Pension and Other Postretirement Benefit Factors
Thrivent periodically evaluates the long-term earned rate assumptions, taking into consideration historical performance of the plans’ assets as well as current asset diversification and investment strategy in determining the rate of return assumptions used in calculating the plans’ benefit expenses and obligation. Those assumptions are summarized in the table below.
	Retirement Plan		Other Plans
	2020	2019	2020	2019
Weighted Average Assumptions:
Discount rate	2.6%	3.3%	2.6%	3.3%
Expected return on plan assets	7.3	7.5	N/A	N/A
Rate of compensation increase	4.3	3.4	N/A	N/A
Interest crediting rate	1.0	1.8	N/A	N/A
The assumed health care cost trend rate used in measuring the postretirement health care benefit obligation was 5.8% and 5.9% in 2020 for pre-65 participants and post-65 participants, respectively, trending down to 4.5% in 2030. The assumed health care cost trend rates can have a significant impact on the amounts reported. The Medicare Prescription Drug, Improvement and Modernization Act of 2003 includes a federal subsidy to sponsors of retirement health care plans that provide a prescription benefit that is at least actuarially equivalent to Medicare Part D. Thrivent’s Medicare prescription plan is fully insured and therefore the plan’s insurer receives the federal subsidy. The interest crediting rates are used for cash balance plans.
Estimated pension benefit payments for the next ten years are as follows: 2021 – $62 million; 2022 – $65 million; 2023 – $67 million; 2024 – $69 million; 2025 –$71 million; and 2026 to 2030 – $367 million.
Estimated other post-retirement benefit payments for the next ten years are as follows: 2021 – $11 million; 2022 – $11 million; 2023 – $10 million; 2024 – $10 million; 2025 – $9 million; and 2026 to 2030 – $38 million.
The minimum pension contribution required for 2020 under the Employee Retirement Income Security Act of 1974, as amended (“ERISA”) guidelines will be determined in the first quarter of 2021.
Pension Assets
The assets of Thrivent’s qualified defined benefit plan are held in the Thrivent Defined Benefit Plan Trust. Thrivent has a benefit plan investment committee that sets investment guidelines, which are established based on market conditions, risk tolerance, funding requirements and expected benefit payments. A third party oversees the investment allocation process and monitors asset performance. As pension liabilities are long term in nature, Thrivent employs a long-term total return approach to maximize the long-term rate of return on plan assets for a prudent level of risk.

Thrivent Financial for Lutherans
Notes to Statutory-Basis Financial Statements, continued
9. Benefit Plans, continued
The investment portfolio contains a diversified portfolio of investment categories, including equities and fixed income securities. Allocations for plan assets for the years ended December 31 were as follows:
	Target Allocation	Actual Allocation
		2020	2019
Equity securities	62%	70%	67%
Fixed income and other securities	38	30	33
Total	100%	100%	100%
Securities are also diversified in terms of domestic and international securities, short- and long-term securities, growth and value styles, large-cap and small-cap stocks, active and passive management and derivative-based styles. With prudent risk tolerance and asset diversification, the plan is expected to meet the pension obligations in the future.
The fair values of the defined benefit plan assets by asset category are presented below (in millions):
	Level 1	Level 2	Level 3	Total
December 31, 2020
Fixed Maturity Securities:
U.S. government and agency securities	$ 99	$—	$—	$ 99
Corporate debt securities	—	171	—	171
Residential mortgage-backed securities	—	99	—	99
Commercial mortgage-backed securities	—	2	—	2
Other debt obligations	—	9	1	10
Common stocks	484	—	—	484
Affiliated mutual funds – equity funds	—	161	—	161
Short-term investments	26	106	1	133
Limited partnerships	—	—	129	129
Total	$609	$548	$131	$1,288
December 31, 2019
Fixed Maturity Securities:
U.S. government and agency securities	$103	$—	$—	$ 103
Corporate debt securities	—	168	—	168
Residential mortgage-backed securities	—	107	—	107
Commercial mortgage-backed securities	—	6	—	6
Other debt obligations	—	4	—	4
Common stocks	445	—	—	445
Preferred stock	—	—	—	—
Affiliated mutual funds – equity funds	—	132	—	132
Short-term investments	9	92	—	101
Limited partnerships	—	—	106	106
Total	$557	$509	$106	$1,172

Thrivent Financial for Lutherans
Notes to Statutory-Basis Financial Statements, continued
9. Benefit Plans, continued
The fair value of defined benefit plan assets as presented in the table above does not include net accrued liabilities of $53 million and $62 million as of December 31, 2020 and 2019.
There were no transfers of defined benefit plan Level 1 and Level 2 fair value measurements during 2020 or 2019. Transfers between fair value hierarchy levels are recognized at the end of the reporting period.
Defined Contribution Plans
Thrivent also provides contributory and noncontributory defined contribution retirement benefits that cover substantially all home office and field employees. Eligible participants in the 401(k) plan may elect to contribute a percentage of their eligible earnings, and Thrivent will match participant contributions up to 6% of eligible earnings. In addition, Thrivent will contribute a percentage of eligible earnings for participants in a noncontributory plan for field employees. For the years ended December 31, 2020, 2019 and 2018, Thrivent contributed $35 million, $34 million and $37 million, respectively, to these plans.
As of December 31, 2020 and 2019, $72 million and $75 million of the assets of the defined contribution plans were respectively invested in a deposit administration contract issued by Thrivent.
10. Commitments and Contingent Liabilities
Litigation and Other Proceedings
Thrivent is involved in various lawsuits, contractual matters and other contingencies that have arisen in the normal course of business. Thrivent assesses exposure to these matters periodically and adjusts provision accordingly. As of December 31, 2020, Thrivent believes adequate provision has been made for any losses that may result from these matters.
Financial Instruments
Thrivent is a party to financial instruments with on and off-balance sheet risk in the normal course of business. These instruments involve, to varying degrees, elements of credit, interest rate, equity price or liquidity risk in excess of the amount recognized in the Statutory-Basis Statements of Assets, Liabilities and Surplus. Thrivent’s exposure to credit loss in the event of non-performance by the other party to the financial instrument for commitments to extend credit and financial guarantees is limited to the contractual amount of these instruments.
Commitments to Extend Credit
Thrivent has commitments to extend credit for mortgage loans and other lines of credit of $270 million and $211 million as of December 31, 2020 and 2019, respectively. Commitments to purchase limited partnerships, private placement bonds and other invested assets were $4.1 billion and $5.2 billion as of December 31, 2020 and 2019, respectively.
Financial Guarantees
Thrivent has entered into an agreement to purchase certain debt obligations of a third-party civic organization, totaling $37 million, in the event certain conditions occur, as defined in the agreement. This agreement is secured by the assets of the third party.

Thrivent Financial for Lutherans
Notes to Statutory-Basis Financial Statements, continued
10. Commitments and Contingent Liabilities, continued
Thrivent has guaranteed to maintain the capital and surplus of the trust affiliate above certain levels required by the primary regulator of each company.
Leases
Thrivent has operating leases for certain office equipment and real estate. Rental expense for these items totaled $14 million, $17 million and $21 million for each of the years ended December 31, 2020, 2019 and 2018 respectively. Future minimum rental commitments, in aggregate, as of December 31, 2020 were $57 million for operating leases. The future minimum rental payments for the five succeeding years were as follows: 2021 – $9 million; 2022 – $8 million; 2023 – $6 million; 2024 – $6 million and thereafter – $28 million.
Leasing is not a significant part of Thrivent’s business activities as lessor.
11. Related Party Transactions
Investments in Subsidiaries and Affiliated Entities
Thrivent’s directly-owned subsidiary, Thrivent Holdings, Inc. (“Holdings”), is valued in accordance with SSAP No. 97. Annually, Thrivent files a “Form Sub-2” with the NAIC in support of the valuation of Holdings. The filing in support of the December 31, 2019, values was completed on August 3, 2020 and Thrivent received a response from the NAIC that did not disallow the valuation method.
The admitted values were $139 million and $151 million related to Holdings for the years ended December 31, 2020 and 2019, respectively. Non-admitted values related to Holdings were $26 million and less than $1 million for the years ended December 31, 2020 and 2019, respectively.
Other Related Party Transactions
Thrivent has invested $340 million and $329 million in various Thrivent mutual funds as of December 31, 2020 and 2019, respectively.
Thrivent subsidiaries are provided administrative services from Thrivent in accordance with intercompany service agreements. The total value of services provided under these agreements totaled $85 million, $87 million and $82 million for the years ended December 31, 2020, 2019 and 2018, respectively. The net receivables due from affiliates for the years ended December 31, 2020 and 2019 were $10 million and $11 million, respectively, which is included in other assets in the Statutory-Basis Financial Statements of Assets, Liabilities and Surplus.
Thrivent has an agreement with an affiliate who distributes Thrivent’s variable products. Under the terms of the agreement, Thrivent paid commissions, bonuses and other benefits to the affiliate totaling
$135 million, $124 million and $119 million for the years ended December 31, 2020, 2019 and 2018, respectively.
Thrivent is the investment advisor for the Thrivent Series Portfolios in which the separate accounts assets are primarily invested. Advisor fees in the amount of $187 million, $182 million and $180 million for the years ended December 31, 2020, 2019 and 2018, respectively, were included in separate account fees in the Statutory-Basis Statement of Operations.

Thrivent Financial for Lutherans
Notes to Statutory-Basis Financial Statements, continued
11. Related Party Transactions, continued
In December 2018, Thrivent acquired a variable funding note (VFN) issued by Thrivent Education Funding, LLC (“TEF”), an affiliate of Thrivent. The VFN is supported by an indenture and was amended in April 2020. The VFN is reported as a bond in the accompanying Statutory-Basis Statement of Assets and had an outstanding balance of $674 million and $132 million as of December 31, 2020 and 2019, respectively.
12. Basis of Presentation
The preceding statutory-basis financial statements of Thrivent have been prepared in accordance with accounting practices prescribed or permitted by the State of Wisconsin Office of the Commissioner of Insurance, which practices differ from GAAP.
The following describes the more significant statutory accounting policies that are different from GAAP accounting policies:
Bonds and Preferred Stocks
For GAAP purposes, investments in bonds and preferred stocks are reported at fair value with the change in fair value reported as a separate component of comprehensive income for available-for-sale securities and reported as realized gains or losses for trading securities.
Common Stocks
For GAAP purposes, investments in common stocks are reported at fair value with unrealized gains and losses reported as a component of net income.
Acquisition Costs
For GAAP purposes, costs incurred that are directly related to the successful acquisition and issuance of new or renewal insurance contracts are deferred to the extent such costs are deemed recoverable from future profits and amortized in proportion to estimated margins from interest, mortality and other factors under the contracts.
Contract Liabilities
For GAAP purposes, liabilities for future contract benefits and expenses are estimated based on expected experience or actual account balances.
Non-Admitted Assets
For GAAP purposes, certain assets, primarily furniture, equipment and agents’ debit balances, are not charged directly to members’ equity and are not excluded from the balance sheet.
Interest Maintenance Reserve
For GAAP purposes, certain realized investment gains and losses for fixed maturity securities sold prior to their maturity are not deferred and amortized into operating results over the remaining maturity of the sold security.

Thrivent Financial for Lutherans
Notes to Statutory-Basis Financial Statements, continued
12. Basis of Presentation, continued
Asset Valuation Reserve
For GAAP purposes, an asset valuation reserve is not maintained.
Premiums and Withdrawals
For GAAP purposes, funds deposited and withdrawn on universal life and investment-type contracts are not recorded in the income statement.
Consolidation
For GAAP purposes, subsidiaries are consolidated into the results of their parent.
Differences between consolidated GAAP financial statements and statutory-basis financial statements as of December 31, 2020 and 2019 and for the three years ended December 31, 2020, have not been quantified but are presumed to be material.

Report of Independent Registered Public Accounting Firm
To the Board of Directors of Thrivent Financial for Lutherans and Contract Owners of Thrivent Variable Insurance Account A
Opinions on the Financial Statements
We have audited the accompanying statements of assets and liabilities of each of the subaccounts of Thrivent Variable Insurance Account A, as indicated in Note 1, as of December 31, 2020, and the related statements of operations and of changes in net assets for each of the periods indicated in Note 1, including the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the subaccounts of Thrivent Variable Insurance Account A as of December 31, 2020, and the results of each of their operations and the changes in each of their net assets for each of the periods indicated in Note 1, in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinions
These financial statements are the responsibility of the Thrivent Financial for Lutherans management. Our responsibility is to express an opinion on the financial statements of each of the subaccounts of Thrivent Variable Insurance Account A based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to each of the subaccounts of Thrivent Variable Insurance Account A in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of investments owned as of December 31, 2020 by correspondence with the investee mutual funds. We believe that our audits provide a reasonable basis for our opinions.
/s/PricewaterhouseCoopers LLP
Minneapolis, Minnesota
April 26, 2021
We have served as the auditor of one or more of the subaccounts in Thrivent Variable Insurance Account A since 2014.

THRIVENT VARIABLE INSURANCE ACCOUNT A
STATEMENTS OF ASSETS AND LIABILITIES
DECEMBER 31, 2020
Subaccount	Investments at fair value	Net Assets	Contracts in accumulation period	Accumulation units outstanding	Unit value (accumulation)	Series funds, at cost	Series funds shares owned
Aggressive Allocation	$ 17,334,347	$ 17,334,347	$ 17,334,347	601,156	$ 28.84	$12,790,376	920,268
All Cap	$ 960,309	$ 960,309	$ 960,309	29,478	$ 32.58	$ 733,959	58,179
Balanced Income Plus	$ 760,631	$ 760,631	$ 760,631	32,956	$ 23.08	$ 704,312	47,795
Diversified Income Plus	$ 2,195,976	$ 2,195,976	$ 2,195,976	97,636	$ 22.49	$ 1,955,566	256,476
ESG Index	$ 16,212	$ 16,212	$ 16,212	1,254	$ 12.93	$ 14,642	1,277
Global Stock	$ 770,387	$ 770,387	$ 770,387	31,074	$ 24.79	$ 645,382	54,439
Government Bond	$ 407,259	$ 407,259	$ 407,259	24,248	$ 16.80	$ 391,777	34,768
High Yield	$ 18,177,044	$ 18,177,044	$ 18,177,044	224,234	$ 81.06	$21,103,419	3,895,053
Income	$ 10,358,021	$ 10,358,021	$ 10,358,021	142,960	$ 72.45	$ 9,065,808	905,168
International Allocation	$ 13,383,147	$ 13,383,147	$ 13,383,147	1,015,726	$ 13.18	$11,159,417	1,320,644
International Index	$ 2,920	$ 2,920	$ 2,920	227	$ 12.89	$ 2,859	231
Large Cap Growth	$135,420,544	$135,420,544	$135,420,544	478,684	$282.90	$59,051,912	2,456,194
Large Cap Index	$ 2,977,244	$ 2,977,244	$ 2,977,244	84,317	$ 35.31	$ 1,848,613	57,948
Large Cap Value	$ 1,426,121	$ 1,426,121	$ 1,426,121	57,269	$ 24.89	$ 1,132,037	74,350
Limited Maturity Bond	$ 2,108,667	$ 2,108,667	$ 2,108,667	151,355	$ 13.93	$ 2,069,059	208,686
Low Volatility Equity	$ 42,900	$ 42,900	$ 42,900	3,223	$ 13.31	$ 39,594	3,346
Mid Cap Growth	$ 6,023	$ 6,023	$ 6,023	404	$ 14.90	$ 5,089	406
Mid Cap Index	$ 1,601,287	$ 1,601,287	$ 1,601,287	46,578	$ 34.38	$ 1,284,093	79,555
Mid Cap Stock	$ 58,311,523	$ 58,311,523	$ 58,311,523	1,509,089	$ 38.64	$42,895,851	2,570,284
Mid Cap Value	$ 96	$ 96	$ 96	7	$ 13.27	$ 80	7
Moderate Allocation	$ 28,549,336	$ 28,549,336	$ 28,549,336	1,201,659	$ 23.76	$22,383,883	1,764,101
Moderately Aggressive Allocation	$ 40,895,014	$ 40,895,014	$ 40,895,014	1,575,138	$ 25.96	$31,130,506	2,351,423
Moderately Conservative Allocation	$ 6,749,828	$ 6,749,828	$ 6,749,828	329,182	$ 20.50	$ 5,756,553	466,541
Money Market	$ 2,935,854	$ 2,935,854	$ 2,935,854	1,243,703	$ 2.36	$ 2,935,854	2,935,854
Multidimensional Income	$ 64,212	$ 64,212	$ 64,212	5,439	$ 11.80	$ 60,812	6,067
Opportunity Income Plus	$ 402,135	$ 402,135	$ 402,135	23,572	$ 17.06	$ 395,893	39,428
Partner Emerging Markets Equity	$ 526,431	$ 526,431	$ 526,431	27,490	$ 19.15	$ 385,692	29,299
Partner Healthcare	$ 694,772	$ 694,772	$ 694,772	18,726	$ 37.10	$ 450,071	24,609
Real Estate Securities	$ 712,071	$ 712,071	$ 712,071	34,163	$ 20.84	$ 557,453	27,406
Small Cap Growth	$ 119,049	$ 119,049	$ 119,049	6,592	$ 18.06	$ 90,050	6,562
Small Cap Index	$ 1,574,803	$ 1,574,803	$ 1,574,803	47,052	$ 33.47	$ 1,371,073	81,359
Small Cap Stock	$ 2,002,121	$ 2,002,121	$ 2,002,121	64,239	$ 31.17	$ 1,603,973	95,674
The accompanying notes are an integral part of these financial statements.

THRIVENT VARIABLE INSURANCE ACCOUNT A
STATEMENTS OF OPERATIONS
FOR THE YEAR ENDED DECEMBER 31, 2020
Subaccount	Investment Income	Expenses	Net investment income (loss)	Realized and unrealized gain (loss) on investments			Net gain (loss) on investments	Net increase (decrease) in net assets resulting from operations
	Dividends	Mortality & expense risk charges		Net realized gain (loss) on sale of investments	Capital gain distributions	Change in unrealized appreciation (depreciation) of investments
Aggressive Allocation	$173,934	$ (37,079)	$136,855	$ 225,811	$ 978,505	$ 1,162,918	$ 2,367,234	$ 2,504,089
All Cap	$ 5,746	$ (1,990)	$ 3,756	$ 12,326	$ 134,515	$ 23,109	$ 169,950	$ 173,706
Balanced Income Plus	$ 19,070	$ (1,671)	$ 17,399	$ 444	$ 3,407	$ 40,707	$ 44,558	$ 61,957
Diversified Income Plus	$ 66,862	$ (5,019)	$ 61,843	$ 7,295	$ 12,227	$ 59,653	$ 79,175	$ 141,018
ESG Index*	$ 118	$ (11)	$ 107	$ 3	$ 196	$ 1,571	$ 1,770	$ 1,877
Global Stock	$ 11,239	$ (1,652)	$ 9,587	$ 1,359	$ 66,561	$ 18,484	$ 86,404	$ 95,991
Government Bond	$ 5,367	$ (929)	$ 4,438	$ 2,473	$ —	$ 13,126	$ 15,599	$ 20,037
High Yield	$917,854	$ (43,385)	$874,469	$ (193,961)	$ —	$ (259,725)	$ (453,686)	$ 420,783
Income	$289,596	$ (24,643)	$264,953	$ 52,585	$ 46,820	$ 704,286	$ 803,691	$ 1,068,644
International Allocation	$379,651	$ (29,417)	$350,234	$ 427	$ 196,589	$ (153,254)	$ 43,762	$ 393,996
International Index*	$ 32	$ (1)	$ 31	$ —	$ 26	$ 61	$ 87	$ 118
Large Cap Growth	$348,706	$(281,517)	$ 67,189	$3,564,795	$6,396,879	$31,433,327	$41,395,001	$41,462,190
Large Cap Index	$ 39,865	$ (6,219)	$ 33,646	$ 15,012	$ 6,036	$ 423,589	$ 444,637	$ 478,283
Large Cap Value	$ 22,426	$ (2,995)	$ 19,431	$ 8,179	$ 25,305	$ (7,517)	$ 25,967	$ 45,398
Limited Maturity Bond	$ 34,413	$ (4,179)	$ 30,234	$ 2,075	$ —	$ 27,842	$ 29,917	$ 60,151
Low Volatility Equity	$ 556	$ (101)	$ 455	$ 20	$ 343	$ (7)	$ 356	$ 811
Mid Cap Growth*	$ —	$ (4)	$ (4)	$ 3	$ 41	$ 934	$ 978	$ 974
Mid Cap Index	$ 17,463	$ (3,228)	$ 14,235	$ (1,337)	$ 36,650	$ 137,828	$ 173,141	$ 187,376
Mid Cap Stock	$233,797	$(117,895)	$115,902	$ 54,806	$1,639,445	$ 8,133,256	$ 9,827,507	$ 9,943,409
Mid Cap Value*	$ 1	$ —	$ 1	$ —	$ 1	$ 15	$ 16	$ 17
Moderate Allocation	$506,797	$ (64,007)	$442,790	$ 282,153	$1,076,598	$ 1,543,007	$ 2,901,758	$ 3,344,548
Moderately Aggressive Allocation	$589,250	$ (90,701)	$498,549	$ 398,663	$2,105,817	$ 2,041,250	$ 4,545,730	$ 5,044,279
Moderately Conservative Allocation	$143,829	$ (15,691)	$128,138	$ 82,036	$ 195,050	$ 222,955	$ 500,041	$ 628,179
Money Market	$ 6,674	$ (6,404)	$ 270	$ —	$ —	$ —	$ —	$ 270
Multidimensional Income	$ —	$ (153)	$ (153)	$ (80)	$ —	$ 3,884	$ 3,804	$ 3,651
Opportunity Income Plus	$ 12,445	$ (937)	$ 11,508	$ (826)	$ —	$ 4,846	$ 4,020	$ 15,528
Partner Emerging Markets Equity	$ 8,753	$ (993)	$ 7,760	$ 3,060	$ —	$ 99,850	$ 102,910	$ 110,670
Partner Healthcare	$ 2,603	$ (1,522)	$ 1,081	$ 24,826	$ 4,386	$ 75,052	$ 104,264	$ 105,345
Real Estate Securities	$ 13,640	$ (1,734)	$ 11,906	$ 9,547	$ —	$ (69,469)	$ (59,922)	$ (48,016)
Small Cap Growth	$ —	$ (125)	$ (125)	$ 1,345	$ —	$ 28,092	$ 29,437	$ 29,312
Small Cap Index	$ 14,468	$ (3,041)	$ 11,427	$ (2,850)	$ 51,929	$ 108,781	$ 157,860	$ 169,287
Small Cap Stock	$ 10,294	$ (3,763)	$ 6,531	$ (4,089)	$ 163,930	$ 195,552	$ 355,393	$ 361,924
*For the period April 29, 2020 (commencement of operations) to December 31, 2020.
The accompanying notes are an integral part of these financial statements.

THRIVENT VARIABLE INSURANCE ACCOUNT A
STATEMENTS OF CHANGES IN NET ASSETS
FOR THE YEAR ENDED DECEMBER 31, 2020
Subaccount	Increase (decrease) in net assets from operations			Net Change in Net Assets from Operations	Increase (decrease) in net assets from contract related transactions				Net Change in Net Assets from Unit Transactions	Net Change in Net Assets	Net Assets Beginning of Year	Net Assets End of Year
	Net investment income (loss)	Net realized gain (loss) on investments and capital gain distributions	Change in net unrealized appreciation (depreciation) on investments		Proceeds from units issued	Transfers for contract benefits and terminations	Cost of insurance and administrative charges	Transfers between subaccounts
Aggressive Allocation	$136,855	$1,204,316	$ 1,162,918	$ 2,504,089	$ 516,422	$ (367,512)	$ (371,423)	$ (470,487)	$ (693,000)	$ 1,811,089	$15,523,258	$ 17,334,347
All Cap	$ 3,756	$ 146,841	$ 23,109	$ 173,706	$ 22,250	$ (42,939)	$ (19,878)	$ 10,517	$ (30,050)	$ 143,656	$ 816,653	$ 960,309
Balanced Income Plus	$ 17,399	$ 3,851	$ 40,707	$ 61,957	$ 36,000	$ (11,906)	$ (21,135)	$ 12,628	$ 15,587	$ 77,544	$ 683,087	$ 760,631
Diversified Income Plus	$ 61,843	$ 19,522	$ 59,653	$ 141,018	$ 93,107	$ (30,939)	$ (70,302)	$ 5,886	$ (2,248)	$ 138,770	$ 2,057,206	$ 2,195,976
ESG Index*	$ 107	$ 199	$ 1,571	$ 1,877	$ 14,364	$ —	$ (29)	$ —	$ 14,335	$ 16,212	$ —	$ 16,212
Global Stock	$ 9,587	$ 67,920	$ 18,484	$ 95,991	$ 35,209	$ (25,560)	$ (22,578)	$ (5,877)	$ (18,806)	$ 77,185	$ 693,202	$ 770,387
Government Bond	$ 4,438	$ 2,473	$ 13,126	$ 20,037	$ 17,321	$ (11,399)	$ (23,191)	$ 115,257	$ 97,988	$ 118,025	$ 289,234	$ 407,259
High Yield	$874,469	$ (193,961)	$ (259,725)	$ 420,783	$ 685,927	$ (605,316)	$ (555,115)	$ (202,505)	$ (677,009)	$ (256,226)	$18,433,270	$ 18,177,044
Income	$264,953	$ 99,405	$ 704,286	$ 1,068,644	$ 409,666	$ (316,875)	$ (340,984)	$ 43,001	$ (205,192)	$ 863,452	$ 9,494,569	$ 10,358,021
International Allocation	$350,234	$ 197,016	$ (153,254)	$ 393,996	$ 644,384	$ (337,684)	$ (356,293)	$ (311,982)	$ (361,575)	$ 32,421	$13,350,726	$ 13,383,147
International Index*	$ 31	$ 26	$ 61	$ 118	$ 25	$ (8)	$ (5)	$ 2,790	$ 2,802	$ 2,920	$ —	$ 2,920
Large Cap Growth	$ 67,189	$9,961,674	$31,433,327	$41,462,190	$2,532,126	$(4,040,906)	$(2,953,878)	$ (193,932)	$(4,656,590)	$36,805,600	$98,614,944	$135,420,544
Large Cap Index	$ 33,646	$ 21,048	$ 423,589	$ 478,283	$ 64,781	$ (4,069)	$ (54,864)	$ 189,443	$ 195,291	$ 673,574	$ 2,303,670	$ 2,977,244
Large Cap Value	$ 19,431	$ 33,484	$ (7,517)	$ 45,398	$ 56,606	$ (70,818)	$ (37,976)	$ 44,472	$ (7,716)	$ 37,682	$ 1,388,439	$ 1,426,121
Limited Maturity Bond	$ 30,234	$ 2,075	$ 27,842	$ 60,151	$ 57,553	$ (118,181)	$ (85,949)	$ 812,902	$ 666,325	$ 726,476	$ 1,382,191	$ 2,108,667
Low Volatility Equity	$ 455	$ 363	$ (7)	$ 811	$ 854	$ —	$ (990)	$ —	$ (136)	$ 675	$ 42,225	$ 42,900
Mid Cap Growth*	$ (4)	$ 44	$ 934	$ 974	$ 123	$ (29)	$ (28)	$ 4,983	$ 5,049	$ 6,023	$ —	$ 6,023
Mid Cap Index	$ 14,235	$ 35,313	$ 137,828	$ 187,376	$ 43,525	$ (21,722)	$ (25,185)	$ 41,263	$ 37,881	$ 225,257	$ 1,376,030	$ 1,601,287
Mid Cap Stock	$115,902	$1,694,251	$ 8,133,256	$ 9,943,409	$1,273,179	$(1,389,629)	$(1,242,945)	$ (978,523)	$(2,337,918)	$ 7,605,491	$50,706,032	$ 58,311,523
Mid Cap Value*	$ 1	$ 1	$ 15	$ 17	$ 79	$ —	$ —	$ —	$ 79	$ 96	$ —	$ 96
Moderate Allocation	$442,790	$1,358,751	$ 1,543,007	$ 3,344,548	$ 870,314	$ (915,251)	$ (999,282)	$ 405,058	$ (639,161)	$ 2,705,387	$25,843,949	$ 28,549,336
Moderately Aggressive Allocation	$498,549	$2,504,480	$ 2,041,250	$ 5,044,279	$1,297,381	$(1,613,552)	$(1,237,851)	$ 89,997	$(1,464,025)	$ 3,580,254	$37,314,760	$ 40,895,014
Moderately Conservative Allocation	$128,138	$ 277,086	$ 222,955	$ 628,179	$ 233,122	$ (446,687)	$ (255,547)	$ 287,943	$ (181,169)	$ 447,010	$ 6,302,818	$ 6,749,828
Money Market	$ 270	$ —	$ —	$ 270	$ 296,630	$ (572,374)	$ (211,472)	$1,146,490	$ 659,274	$ 659,544	$ 2,276,310	$ 2,935,854
Multidimensional Income	$ (153)	$ (80)	$ 3,884	$ 3,651	$ 49	$ (9,546)	$ (334)	$ 3,768	$ (6,063)	$ (2,412)	$ 66,624	$ 64,212
Opportunity Income Plus	$ 11,508	$ (826)	$ 4,846	$ 15,528	$ 11,385	$ (32,680)	$ (22,810)	$ 32,943	$ (11,162)	$ 4,366	$ 397,769	$ 402,135
Partner Emerging Markets Equity	$ 7,760	$ 3,060	$ 99,850	$ 110,670	$ 34,385	$ (4,035)	$ (12,475)	$ (21,972)	$ (4,097)	$ 106,573	$ 419,858	$ 526,431
Partner Healthcare	$ 1,081	$ 29,212	$ 75,052	$ 105,345	$ 38,355	$ (45,687)	$ (18,550)	$ (12,699)	$ (38,581)	$ 66,764	$ 628,008	$ 694,772
Real Estate Securities	$ 11,906	$ 9,547	$ (69,469)	$ (48,016)	$ 26,888	$ (5,918)	$ (18,027)	$ (32,914)	$ (29,971)	$ (77,987)	$ 790,058	$ 712,071
Small Cap Growth	$ (125)	$ 1,345	$ 28,092	$ 29,312	$ 15,466	$ (298)	$ (1,205)	$ 60,159	$ 74,122	$ 103,434	$ 15,615	$ 119,049
Small Cap Index	$ 11,427	$ 49,079	$ 108,781	$ 169,287	$ 35,283	$ (9)	$ (23,340)	$ 59,409	$ 71,343	$ 240,630	$ 1,334,173	$ 1,574,803
Small Cap Stock	$ 6,531	$ 159,841	$ 195,552	$ 361,924	$ 59,274	$ (10,855)	$ (41,787)	$ (1,919)	$ 4,713	$ 366,637	$ 1,635,484	$ 2,002,121
*For the period April 29, 2020 (commencement of operations) to December 31, 2020.
The accompanying notes are an integral part of these financial statements.

THRIVENT VARIABLE INSURANCE ACCOUNT A
STATEMENTS OF CHANGES IN NET ASSETS
FOR THE YEAR ENDED DECEMBER 31, 2019
Subaccount	Increase (decrease) in net assets from operations			Net Change in Net Assets from Operations	Increase (decrease) in net assets from contract related transactions				Net Change in Net Assets from Unit Transactions	Net Change in Net Assets	Net Assets Beginning of Year	Net Assets End of Year
	Net investment income (loss)	Net realized gain (loss) on investments and capital gain distributions	Change in net unrealized appreciation (depreciation) on investments		Proceeds from units issued	Transfers for contract benefits and terminations	Cost of insurance and administrative charges	Transfers between subaccounts
Aggressive Allocation	$ 151,790	$ 1,178,138	$ 1,835,888	$ 3,165,816	$ 585,772	$ (602,866)	$ (376,345)	$ (63,061)	$ (456,500)	$ 2,709,316	$12,813,942	$15,523,258
All Cap	$ 2,781	$ 39,368	$ 146,651	$ 188,800	$ 38,432	$ (25,437)	$ (19,238)	$ (1,299)	$ (7,542)	$ 181,258	$ 635,395	$ 816,653
Balanced Income Plus	$ 18,296	$ 35,284	$ 39,795	$ 93,375	$ 133,525	$ (50,721)	$ (21,076)	$ 19,787	$ 81,515	$ 174,890	$ 508,197	$ 683,087
Diversified Income Plus	$ 66,457	$ 74,421	$ 108,957	$ 249,835	$ 215,906	$ (229,373)	$ (69,060)	$ 48,956	$ (33,571)	$ 216,264	$ 1,840,942	$ 2,057,206
ESG Index	$ —	$ —	$ —	$ —	$ —	$ —	$ —	$ —	$ —	$ —	$ —	$ —
Global Stock	$ 7,779	$ 50,795	$ 74,945	$ 133,519	$ 34,275	$ (50,692)	$ (22,067)	$ (14,701)	$ (53,185)	$ 80,334	$ 612,868	$ 693,202
Government Bond	$ 5,149	$ (92)	$ 8,760	$ 13,817	$ 28,441	$ (9,706)	$ (23,792)	$ 20,883	$ 15,826	$ 29,643	$ 259,591	$ 289,234
High Yield	$ 958,409	$ (176,634)	$ 1,554,834	$ 2,336,609	$ 734,124	$ (837,909)	$ (625,410)	$ (61,714)	$ (790,909)	$ 1,545,700	$16,887,570	$18,433,270
Income	$ 284,121	$ 18,266	$ 824,007	$ 1,126,394	$ 493,386	$ (396,697)	$ (346,311)	$ 52,511	$ (197,111)	$ 929,283	$ 8,565,286	$ 9,494,569
International Allocation	$ 258,742	$ 199,609	$ 1,830,605	$ 2,288,956	$ 691,708	$ (613,723)	$ (395,977)	$(151,951)	$ (469,943)	$ 1,819,013	$11,531,713	$13,350,726
International Index	$ —	$ —	$ —	$ —	$ —	$ —	$ —	$ —	$ —	$ —	$ —	$ —
Large Cap Growth	$(215,490)	$12,581,530	$12,535,775	$24,901,815	$2,759,053	$(3,813,861)	$(2,728,789)	$(499,612)	$(4,283,209)	$20,618,606	$77,996,338	$98,614,944
Large Cap Index	$ 26,306	$ 33,826	$ 455,828	$ 515,960	$ 80,330	$ (41,197)	$ (37,283)	$ 206,216	$ 208,066	$ 724,026	$ 1,579,644	$ 2,303,670
Large Cap Value	$ 16,579	$ 72,118	$ 186,069	$ 274,766	$ 35,174	$ (53,266)	$ (41,434)	$ 21,970	$ (37,556)	$ 237,210	$ 1,151,229	$ 1,388,439
Limited Maturity Bond	$ 29,839	$ 268	$ 24,013	$ 54,120	$ 70,555	$ 23,847	$ (79,748)	$ 192,222	$ 206,876	$ 260,996	$ 1,121,195	$ 1,382,191
Low Volatility Equity	$ 82	$ 58	$ 3,752	$ 3,892	$ 143	$ —	$ (664)	$ 28,217	$ 27,696	$ 31,588	$ 10,637	$ 42,225
Mid Cap Growth	$ —	$ —	$ —	$ —	$ —	$ —	$ —	$ —	$ —	$ —	$ —	$ —
Mid Cap Index	$ 11,564	$ 79,328	$ 174,329	$ 265,221	$ 66,016	$ (16,222)	$ (24,402)	$ 86,431	$ 111,823	$ 377,044	$ 998,986	$ 1,376,030
Mid Cap Stock	$ 176,734	$ 4,799,824	$ 5,802,990	$10,779,548	$1,347,233	$(2,173,884)	$(1,349,675)	$(395,114)	$(2,571,440)	$ 8,208,108	$42,497,924	$50,706,032
Mid Cap Value	$ —	$ —	$ —	$ —	$ —	$ —	$ —	$ —	$ —	$ —	$ —	$ —
Moderate Allocation	$ 487,306	$ 1,241,090	$ 2,346,937	$ 4,075,333	$ 848,351	$(1,048,378)	$ (985,710)	$ 613,312	$ (572,425)	$ 3,502,908	$22,341,041	$25,843,949
Moderately Aggressive Allocation	$ 571,640	$ 2,505,312	$ 3,904,448	$ 6,981,400	$1,360,428	$(2,072,637)	$(1,242,752)	$(594,203)	$(2,549,164)	$ 4,432,236	$32,882,524	$37,314,760
Moderately Conservative Allocation	$ 139,512	$ 186,335	$ 492,758	$ 818,605	$ 440,864	$ (407,718)	$ (263,567)	$ 227,920	$ (2,501)	$ 816,104	$ 5,486,714	$ 6,302,818
Money Market	$ 37,599	$ —	$ —	$ 37,599	$ 206,993	$ (315,788)	$ (193,074)	$ 50,523	$ (251,346)	$ (213,747)	$ 2,490,057	$ 2,276,310
Multidimensional Income	$ 2,475	$ (95)	$ 1,500	$ 3,880	$ 34,746	$ (4,803)	$ (317)	$ 17,598	$ 47,224	$ 51,104	$ 15,520	$ 66,624
Opportunity Income Plus	$ 12,136	$ (508)	$ 13,568	$ 25,196	$ 21,407	$ (6,704)	$ (21,805)	$ 87,025	$ 79,923	$ 105,119	$ 292,650	$ 397,769
Partner Emerging Markets Equity	$ 2,001	$ 1,246	$ 66,620	$ 69,867	$ 33,398	$ (6,017)	$ (18,972)	$ (24,072)	$ (15,663)	$ 54,204	$ 365,654	$ 419,858
Partner Healthcare	$ 914	$ 5,317	$ 121,340	$ 127,571	$ 35,500	$ (4,045)	$ (25,500)	$ (10,354)	$ (4,399)	$ 123,172	$ 504,836	$ 628,008
Real Estate Securities	$ 14,126	$ 12,142	$ 146,934	$ 173,202	$ 32,525	$ (9,949)	$ (27,121)	$ (8,152)	$ (12,697)	$ 160,505	$ 629,553	$ 790,058
Small Cap Growth	$ (22)	$ 8	$ 1,005	$ 991	$ 2,860	$ (34)	$ (432)	$ 10,814	$ 13,208	$ 14,199	$ 1,416	$ 15,615
Small Cap Index	$ 9,281	$ 90,067	$ 132,713	$ 232,061	$ 58,080	$ (70,015)	$ (21,855)	$ 109,862	$ 76,072	$ 308,133	$ 1,026,040	$ 1,334,173
Small Cap Stock	$ 2,159	$ 182,698	$ 169,730	$ 354,587	$ 41,939	$ (46,853)	$ (42,408)	$ 25,908	$ (21,414)	$ 333,173	$ 1,302,311	$ 1,635,484
The accompanying notes are an integral part of these financial statements.

THRIVENT VARIABLE INSURANCE ACCOUNT A
NOTES TO FINANCIAL STATEMENTS
DECEMBER 31, 2020
(1) ORGANIZATION
The Thrivent Variable Insurance Account A (the Variable Account) is registered as a unit investment trust under the Investment Company Act of 1940, and is a separate account of Thrivent Financial for Lutherans (Thrivent Financial). The Variable Account contains 32 subaccounts each of which invests in a corresponding portfolio of the Thrivent Series Fund, Inc. (each a Fund and collectively the Funds), as provided below. For each subaccount, the financial statements are comprised of a statement of assets and liabilities as of December 31, 2020, a related statement of operations for the year then ended and statements of changes in net assets for each of the two years in the period then ended, all presented to reflect a full twelve month period except as noted below.
Subaccount	Series
Aggressive Allocation	Thrivent Series Fund, Inc. — Aggressive Allocation Portfolio
All Cap (c)	Thrivent Series Fund, Inc. — All Cap Portfolio
Balanced Income Plus	Thrivent Series Fund, Inc. — Balanced Income Plus Portfolio
Diversified Income Plus	Thrivent Series Fund, Inc. — Diversified Income Plus Portfolio
ESG Index (b)	Thrivent Series Fund, Inc. — ESG Index Portfolio
Global Stock (d)	Thrivent Series Fund, Inc. — Global Stock Portfolio
Government Bond	Thrivent Series Fund, Inc. — Government Bond Portfolio
High Yield	Thrivent Series Fund, Inc. — High Yield Portfolio
Income	Thrivent Series Fund, Inc. — Income Portfolio
International Allocation (e)	Thrivent Series Fund, Inc. — International Allocation Portfolio
International Index (b)	Thrivent Series Fund, Inc. — International Index Portfolio
Large Cap Growth (a)	Thrivent Series Fund, Inc. — Large Cap Growth Portfolio
Large Cap Index	Thrivent Series Fund, Inc. — Large Cap Index Portfolio
Large Cap Value	Thrivent Series Fund, Inc. — Large Cap Value Portfolio
Limited Maturity Bond	Thrivent Series Fund, Inc. — Limited Maturity Bond Portfolio
Low Volatility Equity	Thrivent Series Fund, Inc. — Low Volatility Equity Portfolio
Mid Cap Growth (b)	Thrivent Series Fund, Inc. — Mid Cap Growth Portfolio
Mid Cap Index	Thrivent Series Fund, Inc. — Mid Cap Index Portfolio
Mid Cap Stock	Thrivent Series Fund, Inc. — Mid Cap Stock Portfolio
Mid Cap Value (b)	Thrivent Series Fund, Inc. — Mid Cap Value Portfolio
Moderate Allocation	Thrivent Series Fund, Inc. — Moderate Allocation Portfolio
Moderately Aggressive Allocation	Thrivent Series Fund, Inc. — Moderately Aggressive Allocation Portfolio
Moderately Conservative Allocation	Thrivent Series Fund, Inc. — Moderately Conservative Allocation Portfolio
Money Market	Thrivent Series Fund, Inc. — Money Market Portfolio
Multidimensional Income	Thrivent Series Fund, Inc. — Multidimensional Income Portfolio
Opportunity Income Plus	Thrivent Series Fund, Inc. — Opportunity Income Plus Portfolio
Partner Emerging Markets Equity	Thrivent Series Fund, Inc. — Partner Emerging Markets Equity Portfolio
Partner Healthcare	Thrivent Series Fund, Inc. — Partner Healthcare Portfolio
Real Estate Securities	Thrivent Series Fund, Inc. — Real Estate Securities Portfolio
Small Cap Growth	Thrivent Series Fund, Inc. — Small Cap Growth Portfolio
Small Cap Index	Thrivent Series Fund, Inc. — Small Cap Index Portfolio
Small Cap Stock	Thrivent Series Fund, Inc. — Small Cap Stock Portfolio

THRIVENT VARIABLE INSURANCE ACCOUNT A
NOTES TO FINANCIAL STATEMENTS (continued)
(1) ORGANIZATION - continued
(a)	Partner Growth Stock merged into the Large Cap Growth Portfolio as of August 31,2020.
(b)	Statement of operations and of changes in net assets for the period April 29, 2020 (commencement of operations) to December 31, 2020.
(c)	Formerly known as Partner All Cap, name change effective April 30, 2019.
(d)	Formerly known as Large Cap Stock, name change effective April 30, 2019.
(e)	Formerly known as Partner Worldwide Allocation, name change effective April 30, 2019.
The Funds are registered under the Investment Company Act of 1940 as a diversified, open-end investment company. The Funds are managed by Thrivent Investment Management, Inc. which is an affiliate of Thrivent Financial.
The Variable Account is used to fund flexible premium variable life (Variable Universal Life) insurance contracts issued by Thrivent Financial. Under applicable insurance law, the assets and liabilities of the Variable Account are clearly identified and distinguished from the other assets and liabilities of Thrivent Financial. The assets of the Variable Account will not be charged with any liabilities arising out of any other business conducted by the life insurance operations of Thrivent Financial.
(2) SIGNIFICANT ACCOUNTING POLICIES
The Variable Account applies the accounting and reporting guidance for investment companies as outlined in Accounting Standards Codification (ASC) 946.
Valuation of Investments
The investments in shares of the Funds are stated at fair value which is the closing net asset value per share as determined by the Fund. The cost of shares sold and redeemed is determined on the average cost method. Dividend distributions received from the Fund are reinvested in additional shares of the Fund and recorded as income by the subaccount on the ex-dividend date. Series Fund shares owned represent the number of shares of the Fund owned by the subaccount.
Federal Income Taxes
Thrivent Financial qualifies as a tax-exempt organization under the Internal Revenue Code. Accordingly, no provision for income taxes has been charged against the Variable Account. Thrivent Financial reserves the right to charge for taxes in the future should Thrivent Financial's tax status change.
Estimates
The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.
Fair Value of Financial Instruments
In estimating the fair values for financial instruments carried at fair value, the amount of observable and unobservable inputs used to determine fair value are taken into consideration. Each of the financial instruments must be classified into one of three categories based on that evaluation:

THRIVENT VARIABLE INSURANCE ACCOUNT A
NOTES TO FINANCIAL STATEMENTS (continued)
(2) SIGNIFICANT ACCOUNTING POLICIES - continued
Level 1:	Fair value based on quoted prices for identical assets in active markets that are accessible.
Level 2:	Fair value based on quoted prices for similar instruments in active markets that are accessible; quoted prices for identical or similar instruments in markets that are not active; or model-derived valuations where the significant value driver inputs are observable.
Level 3:	Fair value based on significant value driver inputs that are not observable.
The fair values for the subaccount's investments are based on the quoted daily net asset values of the Funds in which the subaccounts are invested. These investments are therefore not categorized in the fair value hierarchy.
Subsequent Events
Management has evaluated Variable Account related events and transactions that occurred during the period from the date of the Statement of Assets and Liabilities through the date of issuance of the Variable Account's financial statements. There were no events or transactions that occurred during the period that materially impacted the amounts or disclosures in the Variable Account's financial statements.
(3) EXPENSE CHARGES AND OTHER TRANSACTIONS WITH AFFILIATES
Amounts are paid to Thrivent Financial for mortality and expense risks assumed in connection with the contracts at a percentage of the subaccounts. The mortality and expense risk charges for each of the variable subaccounts are reported in the statements of operations. This charge for mortality and expense risks is guaranteed not to exceed, on an annual basis, 0.75% of the daily value of the subaccount.
Prior to the allocation of premiums to the variable account, Thrivent Financial deducts charges to cover a portion of the sales expenses and taxes incurred by Thrivent Financial. These charges include the percent of premium charge and the premium processing charge.
Thrivent Financial charges a basic monthly administrative fee and an initial monthly administrative fee for administrative expenses. The basic monthly administrative fee is charged for the life of the contract. The initial monthly administrative charge applies to the first 180 monthly deductions after issue and the first 180 monthly deductions after an increase in face amount. For VUL 1 (Variable Universal Life 1) contracts, the initial monthly administrative charge continues for 120 monthly deductions instead of 180 monthly deductions.
Thrivent Financial assumes responsibility for providing the insurance benefit included in the contract. On a monthly basis, a cost of insurance charge is deducted proportionately from the value of each variable subaccount. The cost of insurance charge depends on the attained age, risk classification, gender (in most states) and the current net amount at risk.
Thrivent Financial assesses a transfer fee to each transfer from the subaccounts in excess of the first two transfers made in a contract year. The transfer charge applies to VULI contracts only.
Thrivent Financial, upon lapse, surrender or face amount reduction, will charge a decrease charge to compensate Thrivent Financial for certain selling and administrative expenses. The decrease charge consists of the contingent deferred sales charge and the deferred administrative charge. The decrease charge applies if you surrender the contract or let it lapse, or in part if you request a decrease in the face amount, in each case at any time before 180 monthly deductions (120 monthly deductions for VUL 1 contracts) have been made after

THRIVENT VARIABLE INSURANCE ACCOUNT A
NOTES TO FINANCIAL STATEMENTS (continued)
(3) EXPENSE CHARGES AND OTHER TRANSACTIONS WITH AFFILIATES - continued
issuance of a contract or after a requested increase in face amount. The charge that applies will depend on the amount of decrease in face amount, amount of coverage and the amount of years since issuance of a contract or after an increase in face amount. In no event will the surrender charge exceed the maximum allowed by state or federal law.
Thrivent Financial charges an administrative fee for each partial surrender that is taken.
Additionally, during the year ended December 31, 2020, management fees were paid indirectly to Thrivent Financial in its capacity as advisor to the Fund.

THRIVENT VARIABLE INSURANCE ACCOUNT A
NOTES TO FINANCIAL STATEMENTS (continued)
(4) UNIT ACTIVITY
Transactions in units (including transfers among subaccounts) were as follows:
	Units Outstanding at January 1, 2019	Units Issued	Units Redeemed	Units Outstanding at December 31, 2019	Units Issued	Units Issued as a result of merger	Units Redeemed	Units Outstanding at December 31, 2020
Aggressive Allocation	649,234	45,958	(66,137)	629,055	46,819	(74,718)	601,156
All Cap	31,138	2,141	(2,480)	30,799	1,712	(3,033)	29,478
Balanced Income Plus	27,996	8,037	(3,820)	32,213	2,478	(1,735)	32,956
Diversified Income Plus	99,454	16,101	(17,594)	97,961	8,855	(9,180)	97,636
ESG Index	—	—	—	—	1,256	(2)	1,254
Global Stock	34,843	3,958	(6,668)	32,133	3,635	(4,694)	31,074
Government Bond	17,455	3,220	(2,257)	18,418	9,153	(3,323)	24,248
High Yield	243,550	11,777	(22,235)	233,092	11,085	(19,943)	224,234
Income	149,257	10,928	(14,171)	146,014	11,011	(14,065)	142,960
International Allocation	1,091,020	71,552	(111,540)	1,051,032	71,341	(106,647)	1,015,726
International Index	—	—	—	—	227	—	227
Large Cap Growth	522,586	19,811	(43,998)	498,399	19,885	4,252	(43,852)	478,684
Large Cap Index	68,960	12,245	(4,333)	76,872	10,307	(2,862)	84,317
Large Cap Value	59,758	3,302	(4,974)	58,086	6,608	(7,425)	57,269
Limited Maturity Bond	87,239	23,744	(8,054)	102,929	64,562	(16,136)	151,355
Low Volatility Equity	1,001	2,287	(54)	3,234	69	(80)	3,223
Mid Cap Growth	—	—	—	—	406	(2)	404
Mid Cap Index	41,267	6,299	(2,291)	45,275	3,457	(2,154)	46,578
Mid Cap Stock	1,680,013	62,287	(149,431)	1,592,869	61,842	(145,622)	1,509,089
Mid Cap Value	—	—	—	—	7	—	7
Moderate Allocation	1,261,826	87,902	(117,424)	1,232,304	83,564	(114,209)	1,201,659
Moderately Aggressive Allocation	1,760,617	87,993	(208,378)	1,640,232	96,520	(161,614)	1,575,138
Moderately Conservative Allocation	338,371	41,334	(41,378)	338,327	34,478	(43,623)	329,182
Money Market	1,071,890	202,126	(309,331)	964,685	786,398	(507,380)	1,243,703
Multidimensional Income	1,594	4,841	(476)	5,959	360	(880)	5,439
Opportunity Income Plus	19,336	8,077	(3,136)	24,277	3,960	(4,665)	23,572
Partner Emerging Markets Equity	29,033	4,491	(5,709)	27,815	3,080	(3,405)	27,490
Partner Healthcare	20,242	1,571	(1,755)	20,058	1,929	(3,261)	18,726
Real Estate Securities	36,391	2,488	(3,094)	35,785	2,115	(3,737)	34,163
Small Cap Growth	156	1,223	(39)	1,340	5,866	(614)	6,592
Small Cap Index	41,512	7,503	(4,836)	44,179	5,176	(2,303)	47,052
Small Cap Stock	65,178	4,065	(5,022)	64,221	5,501	(5,483)	64,239

THRIVENT VARIABLE INSURANCE ACCOUNT A
NOTES TO FINANCIAL STATEMENTS (continued)
(5) PURCHASES AND SALES OF INVESTMENTS
The aggregate costs of purchases and proceeds from sales of investments in the Funds for the year ended December 31, 2020 were as follows:
Subaccount	Purchases	Sales
Aggressive Allocation	$1,805,733	$1,383,372
All Cap	175,172	66,951
Balanced Income Plus	68,850	32,458
Diversified Income Plus	216,074	144,252
ESG Index	14,679	40
Global Stock	134,560	77,219
Government Bond	153,163	50,737
High Yield	1,107,584	910,124
Income	704,616	598,035
International Allocation	852,636	667,388
International Index	2,865	6
Large Cap Growth	8,997,136	7,189,658
Large Cap Index	289,184	54,211
Large Cap Value	162,344	125,324
Limited Maturity Bond	864,720	168,161
Low Volatility Equity	1,697	1,036
Mid Cap Growth	5,112	27
Mid Cap Index	126,812	38,046
Mid Cap Stock	2,274,459	2,857,031
Mid Cap Value	80	—
Moderate Allocation	2,663,237	1,783,010
Moderately Aggressive Allocation	3,554,332	2,413,991
Moderately Conservative Allocation	860,811	718,793
Money Market	1,690,280	1,030,736
Multidimensional Income	3,733	9,949
Opportunity Income Plus	66,458	66,112
Partner Emerging Markets Equity	43,741	40,079
Partner Healthcare	58,244	91,358
Real Estate Securities	43,234	61,299
Small Cap Growth	82,333	8,335
Small Cap Index	178,733	44,033
Small Cap Stock	265,597	90,424

THRIVENT VARIABLE INSURANCE ACCOUNT A
NOTES TO FINANCIAL STATEMENTS (continued)
(6) FINANCIAL HIGHLIGHTS
A summary of units outstanding, unit values, net assets, expense ratios, investment income ratios and total return ratios for each of the five years in the period ended December 31, 2020, except as indicated in Note 1, follows:
Subaccount	2020	2019	2018	2017	2016
Aggressive Allocation
Units	601,156	629,055	649,234	690,776	727,611
Unit value	$ 28.84	$ 24.68	$ 19.74	$ 21.15	$ 17.50
Net assets	$17,334,347	$15,523,258	$12,813,942	$14,611,734	$12,731,027
Ratio of expenses to net assets (a)	0.25%	0.25%	0.25%	0.25%	0.60%
Investment income ratio (b)	1.18%	1.30%	0.67%	0.74%	0.96%
Total return (c)	16.85%	25.03%	(6.69)%	20.89%	9.45%
All Cap
Units	29,478	30,799	31,138	32,538	29,937
Unit value	$ 32.58	$ 26.52	$ 20.41	$ 22.70	$ 18.98
Net assets	$ 960,309	$ 816,653	$ 635,395	$ 738,698	$ 568,121
Ratio of expenses to net assets (a)	0.25%	0.25%	0.25%	0.25%	0.60%
Investment income ratio (b)	0.72%	0.62%	0.51%	0.48%	0.27%
Total return (c)	22.86%	29.94%	(10.12)%	19.63%	5.14%
Balanced Income Plus
Units	32,956	32,213	27,996	23,734	24,234
Unit value	$ 23.08	$ 21.21	$ 18.15	$ 19.13	$ 17.22
Net assets	$ 760,631	$ 683,087	$ 508,197	$ 454,017	$ 417,252
Ratio of expenses to net assets (a)	0.25%	0.25%	0.25%	0.25%	0.60%
Investment income ratio (b)	2.86%	3.27%	2.50%	2.35%	2.53%
Total return (c)	8.84%	16.82%	(5.11)%	11.10%	6.42%
Diversified Income Plus
Units	97,636	97,961	99,454	99,834	94,098
Unit value	$ 22.49	$ 21.00	$ 18.51	$ 19.07	$ 17.53
Net assets	$ 2,195,976	$ 2,057,206	$ 1,840,942	$ 1,903,848	$ 1,649,557
Ratio of expenses to net assets (a)	0.25%	0.25%	0.25%	0.25%	0.60%
Investment income ratio (b)	3.34%	3.54%	3.06%	2.97%	3.42%
Total return (c)	7.10%	13.45%	(2.94)%	8.78%	6.44%
ESG Index
Units	1,254	—	—	—	—
Unit value	$ 12.93	—	—	—	—
Net assets	$ 16,212	—	—	—	—
Ratio of expenses to net assets (a)	0.25%	—%	—%	—%	—%
Investment income ratio (b)	1.83%	—%	—%	—%	—%
Total return (c)	29.26%	—%	—%	—%	—%
Global Stock
Units	31,074	32,133	34,843	37,913	37,522
Unit value	$ 24.79	$ 21.57	$ 17.59	$ 19.24	$ 15.96
Net assets	$ 770,387	$ 693,202	$ 612,868	$ 729,271	$ 598,788
Ratio of expenses to net assets (a)	0.25%	0.25%	0.25%	0.25%	0.60%
Investment income ratio (b)	1.71%	1.43%	1.22%	1.27%	1.32%
Total return (c)	14.92%	22.65%	(8.56)%	20.54%	4.79%

THRIVENT VARIABLE INSURANCE ACCOUNT A
NOTES TO FINANCIAL STATEMENTS (continued)
(6) FINANCIAL HIGHLIGHTS - continued
Subaccount	2020	2019	2018	2017	2016
Government Bond
Units	24,248	18,418	17,455	22,890	24,042
Unit value	$ 16.80	$ 15.70	$ 14.87	$ 14.88	$ 14.53
Net assets	$ 407,259	$ 289,234	$ 259,591	$ 340,633	$ 349,265
Ratio of expenses to net assets (a)	0.25%	0.25%	0.25%	0.25%	0.60%
Investment income ratio (b)	1.45%	2.17%	2.42%	2.01%	1.67%
Total return (c)	6.95%	5.59%	(0.06)%	2.44%	0.88%
High Yield
Units	224,234	233,092	243,550	256,712	269,716
Unit value	$ 81.06	$ 79.08	$ 69.34	$ 71.89	$ 67.24
Net assets	$ 18,177,044	$18,433,270	$16,887,570	$18,455,023	$18,135,008
Ratio of expenses to net assets (a)	0.25%	0.25%	0.25%	0.25%	0.60%
Investment income ratio (b)	5.30%	5.57%	5.81%	5.45%	5.69%
Total return (c)	2.50%	14.05%	(3.55)%	6.92%	12.09%
Income
Units	142,960	146,014	149,257	156,633	163,649
Unit value	$ 72.45	$ 65.03	$ 57.39	$ 58.90	$ 55.70
Net assets	$ 10,358,021	$ 9,494,569	$ 8,565,286	$ 9,224,883	$ 9,114,686
Ratio of expenses to net assets (a)	0.25%	0.25%	0.25%	0.25%	0.60%
Investment income ratio (b)	2.95%	3.36%	3.68%	3.32%	3.44%
Total return (c)	11.42%	13.31%	(2.56)%	5.74%	5.45%
International Allocation
Units	1,015,726	1,051,032	1,091,020	1,113,927	1,136,664
Unit value	$ 13.18	$ 12.70	$ 10.57	$ 12.52	$ 10.16
Net assets	$ 13,383,147	$13,350,726	$11,531,713	$13,951,221	$11,553,724
Ratio of expenses to net assets (a)	0.25%	0.25%	0.25%	0.25%	0.60%
Investment income ratio (b)	3.24%	2.31%	2.78%	2.10%	2.23%
Total return (c)	3.73%	20.18%	(15.61)%	23.22%	2.73%
International Index
Units	227	—	—	—	—
Unit value	$ 12.89	—	—	—	—
Net assets	$ 2,920	—	—	—	—
Ratio of expenses to net assets (a)	0.25%	—%	—%	—%	—%
Investment income ratio (b)	9.48%	—%	—%	—%	—%
Total return (c)	28.90%	—%	—%	—%	—%
Large Cap Growth
Units	478,684	498,399	522,586	550,199	580,973
Unit value	$ 282.90	$ 197.87	$ 149.25	$ 145.97	$ 113.79
Net assets	$135,420,544	$98,614,944	$77,996,338	$80,313,401	$66,110,802
Ratio of expenses to net assets (a)	0.25%	0.25%	0.25%	0.25%	0.60%
Investment income ratio (b)	0.31%	0.01%	0.39%	0.38%	0.54%
Total return (c)	42.98%	32.57%	2.25%	28.28%	(2.07)%

THRIVENT VARIABLE INSURANCE ACCOUNT A
NOTES TO FINANCIAL STATEMENTS (continued)
(6) FINANCIAL HIGHLIGHTS - continued
Subaccount	2020	2019	2018	2017	2016
Large Cap Index
Units	84,317	76,872	68,960	72,969	67,215
Unit value	$ 35.31	$ 29.97	$ 22.91	$ 24.07	$ 19.92
Net assets	$2,977,244	$2,303,670	$1,579,644	$1,756,668	$1,339,024
Ratio of expenses to net assets (a)	0.25%	0.25%	0.25%	0.25%	0.60%
Investment income ratio (b)	1.61%	1.58%	1.45%	1.33%	1.90%
Total return (c)	17.83%	30.83%	(4.85)%	20.85%	11.01%
Large Cap Value
Units	57,269	58,086	59,758	56,403	57,669
Unit value	$ 24.89	$ 23.89	$ 19.26	$ 21.15	$ 18.07
Net assets	$1,426,121	$1,388,439	$1,151,229	$1,192,690	$1,041,845
Ratio of expenses to net assets (a)	0.25%	0.25%	0.25%	0.25%	0.60%
Investment income ratio (b)	1.88%	1.54%	1.35%	1.41%	1.34%
Total return (c)	4.18%	24.07%	(8.93)%	17.05%	16.74%
Limited Maturity Bond
Units	151,355	102,929	87,239	84,027	100,086
Unit value	$ 13.93	$ 13.43	$ 12.85	$ 12.75	$ 12.49
Net assets	$2,108,667	$1,382,191	$1,121,195	$1,071,589	$1,250,242
Ratio of expenses to net assets (a)	0.25%	0.25%	0.25%	0.25%	0.60%
Investment income ratio (b)	2.06%	2.61%	2.49%	1.97%	1.93%
Total return (c)	3.75%	4.49%	0.78%	2.09%	2.22%
Low Volatility Equity
Units	3,223	3,234	1,001	333	—
Unit value	$ 13.31	$ 13.06	$ 10.63	$ 10.98	—
Net assets	$ 42,900	$ 42,225	$ 10,637	$ 3,658	—
Ratio of expenses to net assets (a)	0.25%	0.25%	0.25%	0.25%	—%
Investment income ratio (b)	1.39%	0.68%	0.02%	1.34%	—%
Total return (c)	1.94%	22.82%	(3.14)%	9.76%	—%
Mid Cap Growth
Units	404	—	—	—	—
Unit value	$ 14.90	—	—	—	—
Net assets	$ 6,023	—	—	—	—
Ratio of expenses to net assets (a)	0.25%	—%	—%	—%	—%
Investment income ratio (b)	0.00%	—%	—%	—%	—%
Total return (c)	48.97%	—%	—%	—%	—%
Mid Cap Index
Units	46,578	45,275	41,267	42,171	38,560
Unit value	$ 34.38	$ 30.39	$ 24.21	$ 27.36	$ 23.71
Net assets	$1,601,287	$1,376,030	$ 998,986	$1,153,623	$ 914,173
Ratio of expenses to net assets (a)	0.25%	0.25%	0.25%	0.25%	0.60%
Investment income ratio (b)	1.36%	1.19%	1.00%	0.89%	0.93%
Total return (c)	13.12%	25.55%	(11.51)%	15.39%	19.71%

THRIVENT VARIABLE INSURANCE ACCOUNT A
NOTES TO FINANCIAL STATEMENTS (continued)
(6) FINANCIAL HIGHLIGHTS - continued
Subaccount	2020	2019	2018	2017	2016
Mid Cap Stock
Units	1,509,089	1,592,869	1,680,013	1,776,005	1,870,976
Unit value	$ 38.64	$ 31.83	$ 25.30	$ 28.48	$ 24.06
Net assets	$58,311,523	$50,706,032	$42,497,924	$50,585,101	$45,012,633
Ratio of expenses to net assets (a)	0.25%	0.25%	0.25%	0.25%	0.60%
Investment income ratio (b)	0.50%	0.62%	0.34%	0.35%	0.38%
Total return (c)	21.38%	25.84%	(11.19)%	18.39%	27.94%
Mid Cap Value
Units	7	—	—	—	—
Unit value	$ 13.27	—	—	—	—
Net assets	$ 96	—	—	—	—
Ratio of expenses to net assets (a)	0.25%	—%	—%	—%	—%
Investment income ratio (b)	2.96%	—%	—%	—%	—%
Total return (c)	32.71%	—%	—%	—%	—%
Moderate Allocation
Units	1,201,659	1,232,304	1,261,826	1,304,182	1,364,997
Unit value	$ 23.76	$ 20.97	$ 17.71	$ 18.57	$ 16.53
Net assets	$28,549,336	$25,843,949	$22,341,041	$24,223,523	$22,560,472
Ratio of expenses to net assets (a)	0.25%	0.25%	0.25%	0.25%	0.60%
Investment income ratio (b)	1.98%	2.24%	1.72%	1.63%	1.70%
Total return (c)	13.29%	18.45%	(4.68)%	12.38%	8.24%
Moderately Aggressive Allocation
Units	1,575,138	1,640,232	1,760,617	1,812,281	1,797,295
Unit value	$ 25.96	$ 22.75	$ 18.68	$ 19.90	$ 17.12
Net assets	$40,895,014	$37,314,760	$32,882,524	$36,060,157	$30,777,295
Ratio of expenses to net assets (a)	0.25%	0.25%	0.25%	0.25%	0.60%
Investment income ratio (b)	1.63%	1.84%	1.27%	1.20%	1.44%
Total return (c)	14.12%	21.81%	(6.14)%	16.20%	9.57%
Moderately Conservative Allocation
Units	329,182	338,327	338,371	357,786	391,007
Unit value	$ 20.50	$ 18.63	$ 16.22	$ 16.81	$ 15.43
Net assets	$ 6,749,828	$ 6,302,818	$ 5,486,714	$ 6,014,371	$ 6,032,531
Ratio of expenses to net assets (a)	0.25%	0.25%	0.25%	0.25%	0.60%
Investment income ratio (b)	2.30%	2.57%	1.99%	1.79%	1.73%
Total return (c)	10.07%	14.89%	(3.54)%	8.96%	6.60%
Money Market
Units	1,243,703	964,685	1,071,890	1,076,200	1,240,446
Unit value	$ 2.36	$ 2.36	$ 2.32	$ 2.29	$ 2.30
Net assets	$ 2,935,854	$ 2,276,310	$ 2,490,057	$ 2,469,860	$ 2,847,053
Ratio of expenses to net assets (a)	0.25%	0.25%	0.25%	0.25%	0.60%
Investment income ratio (b)	0.26%	1.82%	1.46%	0.50%	0.00%
Total return (c)	0.04%	1.57%	1.22%	(0.01)%	(0.60)%

THRIVENT VARIABLE INSURANCE ACCOUNT A
NOTES TO FINANCIAL STATEMENTS (continued)
(6) FINANCIAL HIGHLIGHTS - continued
Subaccount	2020	2019	2018	2017	2016
Multidimensional Income
Units	5,439	5,959	1,594	8,264	—
Unit value	$ 11.80	$ 11.18	$ 9.74	$ 10.32	—
Net assets	$ 64,212	$ 66,624	$ 15,520	$ 85,266	—
Ratio of expenses to net assets (a)	0.25%	0.25%	0.25%	0.25%	—%
Investment income ratio (b)	0.00%	9.37%	1.18%	10.78%	—%
Total return (c)	5.58%	14.80%	(5.61)%	3.17%	—%
Opportunity Income Plus
Units	23,572	24,277	19,336	14,146	9,126
Unit value	$ 17.06	$ 16.38	$ 15.14	$ 15.33	$ 14.73
Net assets	$402,135	$397,769	$292,650	$216,833	$134,396
Ratio of expenses to net assets (a)	0.25%	0.25%	0.25%	0.25%	0.60%
Investment income ratio (b)	3.33%	4.02%	4.16%	3.39%	3.39%
Total return (c)	4.12%	8.26%	(1.26)%	4.09%	5.74%
Partner Emerging Markets Equity
Units	27,490	27,815	29,033	27,500	18,890
Unit value	$ 19.15	$ 15.10	$ 12.60	$ 14.84	$ 11.68
Net assets	$526,431	$419,858	$365,654	$408,004	$220,689
Ratio of expenses to net assets (a)	0.25%	0.25%	0.25%	0.25%	0.60%
Investment income ratio (b)	2.21%	0.76%	1.32%	0.69%	0.96%
Total return (c)	26.87%	19.85%	(15.10)%	27.00%	10.92%
Partner Healthcare
Units	18,726	20,058	20,242	23,037	20,906
Unit value	$ 37.10	$ 31.31	$ 24.94	$ 23.08	$ 19.43
Net assets	$694,772	$628,008	$504,836	$531,775	$406,186
Ratio of expenses to net assets (a)	0.25%	0.25%	0.25%	0.25%	0.60%
Investment income ratio (b)	0.43%	0.42%	0.87%	0.28%	4.43%
Total return (c)	18.50%	25.54%	8.04%	18.81%	(16.51)%
Real Estate Securities
Units	34,163	35,785	36,391	39,115	39,772
Unit value	$ 20.84	$ 22.08	$ 17.30	$ 18.31	$ 17.37
Net assets	$712,071	$790,058	$629,553	$716,362	$690,966
Ratio of expenses to net assets (a)	0.25%	0.25%	0.25%	0.25%	0.60%
Investment income ratio (b)	1.97%	2.14%	2.03%	1.62%	1.41%
Total return (c)	(5.59)%	27.62%	(5.54)%	5.42%	6.86%
Small Cap Growth
Units	6,592	1,340	156	—	—
Unit value	$ 18.06	$ 11.65	$ 9.10	$ 0.00	$ 0.00
Net assets	$119,049	$ 15,615	$ 1,416	$ 0	$ 0
Ratio of expenses to net assets (a)	0.25%	0.25%	0.25%	—%	—%
Investment income ratio (b)	0.00%	0.00%	0.00%	0.00%	0.00%
Total return (c)	54.99%	28.09%	(9.03)%	0.00%	0.00%

THRIVENT VARIABLE INSURANCE ACCOUNT A
NOTES TO FINANCIAL STATEMENTS (continued)
(6) FINANCIAL HIGHLIGHTS - continued
Subaccount	2020	2019	2018	2017	2016
Small Cap Index
Units	47,052	44,179	41,512	41,822	36,044
Unit value	$ 33.47	$ 30.20	$ 24.72	$ 27.13	$ 24.10
Net assets	$1,574,803	$1,334,173	$1,026,040	$1,134,492	$ 868,682
Ratio of expenses to net assets (a)	0.25%	0.25%	0.25%	0.25%	0.60%
Investment income ratio (b)	1.19%	1.04%	0.95%	0.84%	0.99%
Total return (c)	10.83%	22.18%	(8.89)%	12.56%	25.37%
Small Cap Stock
Units	64,239	64,221	65,178	66,719	70,418
Unit value	$ 31.17	$ 25.47	$ 19.98	$ 22.29	$ 18.48
Net assets	$2,002,121	$1,635,484	$1,302,311	$1,487,137	$1,301,322
Ratio of expenses to net assets (a)	0.25%	0.25%	0.25%	0.25%	0.60%
Investment income ratio (b)	0.69%	0.39%	0.41%	0.35%	0.34%
Total return (c)	22.38%	27.45%	(10.36)%	20.61%	25.19%

(a)	These amounts represent the annualized contract expenses of the separate account, consisting of mortality and expense charges, for each period indicated. The ratios include only those expenses that result in a direct reduction to unit values. Charges made directly to contract owner accounts through the redemption of units and expenses of the underlying fund have been excluded.
(b)	These amounts represent the dividends, excluding distributions of capital gains, received by the subaccount from the underlying mutual fund net of management fees assessed by the fund manager, divided by the average net assets. The recognition of investment income is affected by the timing of the declaration of dividends by the underlying fund in which the subaccount invests.
(c)	These amounts represent the total return for periods indicated, including changes in the value of the underlying fund, and expenses assessed through the reduction of unit values. These ratios do not include any expenses assessed through the redemption of units. Investment options with a date notation in Note 1 indicate the effective date of the investment option in the Variable Account.
(7) SUBACCOUNT MERGERS
A Special Meeting of shareholders of the Thrivent Partner Growth Stock (the “Target Portfolio”) which is a separate series of Thrivent Series Fund, Inc. (“the Fund”), was held on August 24, 2020. The Contractholders of each Subaccount voted in favor of merging the Target Portfolio into the Portfolio shown below (“the Acquiring Portfolio”) effective August 31, 2020.
	The Target Portfolio	The Acquiring Portfolio
Merger	Thrivent Partner Growth Stock	Thrivent Large Cap Growth
The merger was accomplished by tax free exchanges as detailed below:
	Net Assets as of August 31, 2020	Shares as of August 31, 2020
Acquiring Portfolio	$129,772,689	2,479,739
Target Portfolio	$ 1,142,848	32,633
After Acquisition	$130,915,537	2,512,372

THRIVENT VARIABLE INSURANCE ACCOUNT A
NOTES TO FINANCIAL STATEMENTS (continued)
(7) SUBACCOUNT MERGERS - continued
The target portfolios had the following unrealized appreciation/depreciation, accumulated net realized gains/losses and net investment income as of August 28, 2020.
Portfolio	Unrealized Appreciation (Depreciation)	Net Investment Income (loss)	Accumulated Net Realized Gain (Loss)
Thrivent Partner Growth Stock	$(315,354)	$(1,085)	$573,320
Assuming the acquisition had been completed on January 1, 2020 the beginning of the annual reporting period of the Portfolios, the Acquiring Portfolio's unaudited pro forma results of operations for the year ended December 31, 2020, would have been as follows:
Portfolio	Unrealized Appreciation (Depreciation)	Net Investment Income (loss)	Accumulated Net Realized Gain (Loss)
Thrivent Large Cap Growth	$31,117,973	$66,105	$10,534,994
Because the combined investment portfolios have been managed as a single integrated portfolio since the acquisition was completed, it is not practical to separate the amounts of revenue and earnings of the Target Portfolio that have been included in the Acquiring Portfolio's statement of operations since August 31, 2020.
Assuming the acquisition had been completed on January 1, 2019 the beginning of the annual reporting period of the Portfolios, the Acquiring Portfolio's unaudited pro forma results of operations for the year ended December 31, 2019, would have been as follows:
Portfolio	Unrealized Appreciation (Depreciation)	Net Investment Income (loss)	Accumulated Net Realized Gain (Loss)
Thrivent Large Cap Growth	$12,715,564	$(215,744)	$12,614,803

PART C.    OTHER INFORMATION
Item 30.    Exhibits
Except as noted below, all required exhibits have been previously filed and are incorporated by reference from prior Registration Statements of the Depositor.
Exhibit	Description	Filed Herewith / Incorporated by reference from
(a)(i)	Resolution of Board of Directors of the Depositor authorizing the establishment of the Registrant	Post-Effective Amendment No. 7 to the registration statement on Form S-6 of Thrivent Variable Insurance Account A, Registration Statement No. 33-72386, filed on April 29, 1998
(a)(ii)	Resolution of Board of Directors of the Depositor authorizing the Registrant to change its name	Post-Effective Amendment No. 8 to the registration statement on Form N-6 of Thrivent Variable Life Account I, Registration Statement No. 333-31011, filed on August 29, 2002
(b)	Custodian Agreements	Not Applicable
(c)(i)	Principal Underwriting Agreement	Pre-Effective Amendment No. 1 to the registration statement on Form N-6 of Thrivent Variable Life Account I, Registration Statement No. 333-233397, filed on November 27, 2019
(c)(ii)	Specimen of Distribution Agreement with Registered Representatives	Initial Filing of the registration statement on Form N-4 of Thrivent Variable Annuity Account I, Registration Statement 333-216125, filed on February 17, 2017
(d)(i)	Form of Contract	Post-Effective Amendment No. 5 to the registration statement on Form S-6 of Thrivent Variable Insurance Account A, Registration Statement No. 33-72386, filed on February 28, 1997
Post-Effective Amendment No. 7 to the registration statement on Form S-6 of Thrivent Variable Insurance Account A, Registration Statement No. 33-72386, filed on April 29, 1998
(d)(ii)	Available Contract Riders	Post-Effective Amendment No. 5 to the registration statement on Form S-6 of Thrivent Variable Insurance Account A, Registration Statement No. 33-72386, filed on February 28, 1997
Post-Effective Amendment No. 7 to the registration statement on Form S-6 of Thrivent Variable Insurance Account A, Registration Statement No. 33-72386, filed on April 29, 1998
(d)(iii)	Amendatory Agreement	Post-Effective Amendment No. 9 to the registration statement on Form N-6 of Thrivent Variable Insurance Account A, Registration Statement No. 333-76152, filed on April 21, 2009
(e)	Application Form -	Post-Effective Amendment No. 7 to the registration statement on Form S-6 of Thrivent Variable Insurance Account A, Registration Statement No. 33-72386, filed on April 29, 1998
(f)	Articles of Incorporation of Depositor and Bylaws of Depositor	Initial filing to the registration statement on Form N-4 of Thrivent Variable Annuity Account I, Registration Statement 333-216125, filed on February 17, 2017
(g)(i)	Reinsurance Agreement with Swiss RE – I2107058US-18	Pre-Effective Amendment No. 1 to the registration statement on Form N-6 of Thrivent Variable Life Account 1, Registration Statement No. 333-233397, filed on November 27, 2019
(g)(ii)	Coinsurance Agreement with SCOR Global Life - 6950-05	Pre-Effective Amendment No. 1 to the registration statement on Form N-6 of Thrivent Variable Life Account 1, Registration Statement No. 333-233397, filed on November 27, 2019
(g)(iii)	Coinsurance Agreement with SCOR Global Life - Amendment 1 to 6950-05	Pre-Effective Amendment No. 1 to the registration statement on Form N-6 of Thrivent Variable Life Account 1, Registration Statement No. 333-233397, filed on November 27, 2019

Exhibit	Description	Filed Herewith / Incorporated by reference from
(g)(iv)	Coinsurance Agreement with SCOR Global Life - Amendment 2 to 6950-05	Pre-Effective Amendment No. 1 to the registration statement on Form N-6 of Thrivent Variable Life Account 1, Registration Statement No. 333-233397, filed on November 27, 2019
(g)(v)	Coinsurance Agreement with SCOR Global Life - 201711.1	Pre-Effective Amendment No. 1 to the registration statement on Form N-6 of Thrivent Variable Life Account 1, Registration Statement No. 333-233397, filed on November 27, 2019
(g)(vi)	Coinsurance Agreement with SCOR Global Life - Amendment 1 to 201711.1	Pre-Effective Amendment No. 1 to the registration statement on Form N-6 of Thrivent Variable Life Account 1, Registration Statement No. 333-233397, filed on November 27, 2019
(g)(vii)	Reinsurance Agreement with RGA Reinsurance - 1582-00-00	Pre-Effective Amendment No. 1 to the registration statement on Form N-6 of Thrivent Variable Life Account 1, Registration Statement No. 333-233397, filed on November 27, 2019
(g)(viii)	Reinsurance Agreement with RGA Reinsurance - 1582-00-01	Pre-Effective Amendment No. 1 to the registration statement on Form N-6 of Thrivent Variable Life Account 1, Registration Statement No. 333-233397, filed on November 27, 2019
(g)(ix)	Reinsurance Agreement with RGA Reinsurance - 1582-01-00	Pre-Effective Amendment No. 1 to the registration statement on Form N-6 of Thrivent Variable Life Account 1, Registration Statement No. 333-233397, filed on November 27, 2019
(h)	Participation Agreement between Depositor and Thrivent Series Fund, Inc. dated December 31, 2003	Post-Effective Amendment No. 1 to the registration statement on Form N-6 of Thrivent Variable Life Account I, Registration Statement No. 333-103454, filed on April 19, 2004
(i)	Administrative Contracts	Not Applicable
(j)	Other Material Contracts	Not Applicable
(k)	Opinion and Consent of Counsel	Filed herewith
(l)	Actuarial Opinion	Not Applicable
(m)	Calculation	Not Applicable
(n)	Consent of Independent Registered Public Accounting Firm	Filed herewith
(o)	Omitted Financial Statements	Not Applicable
(p)	Initial Capital Agreements	Not Applicable
(q)	Redeemability Exemption	Not Applicable
(r)	Form of Initial Summary Prospectus	Not Applicable
(s)	Powers of Attorney for Board of Directors	Filed herewith
Directors and Officers of the Depositor
The directors, executive officers and, to the extent responsible for variable insurance operations, other officers of Depositor, are listed below, unless otherwise indicated, their principal address is 600 Portland Avenue S., Suite 100, Minneapolis, MN 55415-4402.
Name and Principal Business Address	Positions and Offices with Depositor
Deborah M. Ackerman 1115 Manor Drive Wilmette, IL 60091	Director
N. Cornell Boggs, III 412 W. Loomis Street Ludington, MI 49431	Director
Kenneth A. Carow Kelley School of Business BS 3024F 801 W. Michigan Street Indianapolis, Indiana 46142	Director

Name and Principal Business Address	Positions and Offices with Depositor
Bradford N. Creswell NCA Management, LLC 1200 Westlake Avenue N Suite 600 Seattle, WA 98109	Director
Lynn Crump-Caine 23 Ball Mill Place Sandy Springs, Georgia 30350	Director
Eric J. Draut 524 S. Banbury Road Arlington Heights, Illinois 60005	Director
Kirk D. Farney Wheaton College 501 College Avenue Wheaton, Illinois 60187	Director
Rev. Mark A. Jeske St. Marcus Lutheran Church 2215 North Palmer Street Milwaukee, Wisconsin 55312-3299	Director
Kathryn V. Marinello 107 Hispaniola Lane Bonita Springs, Florida 34134	Director
Nichole B. Pechet 533 B Simonds Loop San Francisco, CA 94129	Director
Bonnie E. Raquet 412 Rivers Edge Williamsburg, Virginia 23185-8945	Chair of the Board of Directors
Angela S. Reiger 5 Lands End Lane Dodgeville, WI 53593	Director
Teresa J. Rasmussen	President, Chief Executive Officer, and Director
Vibhu R. Sharma	Executive Vice President, Chief Financial Officer and Treasurer
David S. Royal	Executive Vice President, Chief Investment Officer
Paul R. Johnston	Executive Vice President, Chief Legal Officer, General Counsel & Secretary
Paul R. Johnston (Interim)	Executive Vice President, Chief Human Resource Officer
Lisa J. Flanary	Executive Vice President, Chief Growth Officer
Mary Jane Fortin	Executive Vice President, Chief Commercial Officer
James M. Odland	Vice President and Chief Compliance Officer
Persons Controlled by or Under Common Control with Depositor or Registrant
Registrant is a separate account of Depositor. The Depositor is a fraternal benefit society organized under the laws of the State of Wisconsin and is owned by and operated for its members. It has no stockholders and is not subject to the control of any affiliated persons.
The following list shows the persons directly or indirectly controlled by Thrivent Financial. Financial statements of Thrivent Financial will be presented on a consolidated basis.
Thrivent Financial Entities	Primary Business	State of Incorporation
Thrivent Financial	Fraternal benefit society offering financial services and products	Wisconsin

Thrivent Financial Entities	Primary Business	State of Incorporation
Thrivent Financial Holdings, Inc.[1]	Holding company with no independent operations	Delaware
Thrivent Advisor Network, LLC[2]	Investment adviser	Delaware
Thrivent Asset Management, LLC[2]	Investment adviser	Delaware
Thrivent Distributors, LLC[2]	Limited purpose broker-dealer	Delaware
Thrivent Education Funding, LLC[2]	Special purpose entity	Delaware
Thrivent Financial Investor Services Inc.[2]	Transfer agent	Pennsylvania
Thrivent Insurance Agency Inc.[2]	Life and health insurance agency	Minnesota
Newman Financial Services, LLC3	Long-term care insurance agency	Minnesota
Thrivent Investment Management Inc.[2]	Broker-dealer and investment adviser	Delaware
Thrivent Trust Company[2]	Federally chartered limited purpose trust bank	Federal Charter
Thrivent Trust Company of Tennessee, Inc.[2]	Public trust company	Tennessee
Gold Ring Holdings, LLC[1]	Holding vehicle	Delaware
North Meadows Investment, Ltd.[1]	Real estate development and investment corporation	Wisconsin
White Rose GP I, LLC[4,7]	General partner	Delaware
White Rose Fund I Equity Direct, L.P.[5,8]	Private equity fund	Delaware
White Rose Fund I Fund of Funds, L.P.[5,9]	Private equity fund	Delaware
Thrivent White Rose GP II, LLC[4,10]	General partner	Delaware
Thrivent White Rose Fund II Fund of Funds, L.P.[5,11]	Private equity fund	Delaware
Thrivent White Rose GP III, LLC[4,12]	General partner	Delaware
Thrivent White Rose Fund III Equity Direct, L.P.[5,13]	Private equity fund	Delaware
Thrivent White Rose Fund III Fund of Funds, L.P.[5,14]	Private equity fund	Delaware
Thrivent White Rose Fund GP IV, LLC[4,15]	General partner	Delaware
Thrivent White Rose Fund IV Equity Direct, L.P.[5,16]	Private equity fund	Delaware
Thrivent White Rose Fund IV Fund of Funds, L.P.[5,17]	Private equity fund	Delaware
Thrivent White Rose GP V, LLC[4,18]	General partner	Delaware
Thrivent White rose Fund V Equity Direct, L.P.[5,19]	Private equity fund	Delaware
Thrivent White Rose Fund V Fund of Funds, L.P.[5,20]	Private equity fund	Delaware
Thrivent White Rose GP VI, LLC[4,21]	General partner	Delaware
Thrivent White Rose Fund VI Equity Direct, L.P.[5,22]	Private equity fund	Delaware
Thrivent White Rose Fund VI Fund of Funds, L.P.[5,23]	Private equity fund	Delaware
Thrivent White Rose GP VII, LLC[4,24]	General partner	Delaware
Thrivent White Rose Fund VII Equity Direct, L.P.[5,25]	Private equity fund	Delaware
Thrivent White Rose Fund VII Fund of Funds, L.P.[5,26]	Private equity fund	Delaware
Thrivent White Rose GP VIII, LLC[4,27]	General partner	Delaware
Thrivent White Rose Fund VIII Equity Direct, L.P.[5,28]	Private equity fund	Delaware
Thrivent White Rose Fund VIII Fund of Funds, L.P.[5,29]	Private equity fund	Delaware
Thrivent White Rose GP IX, LLC[4,30]	General partner	Delaware
Thrivent White Rose Fund IX Equity Direct, L.P.[5,31]	Private equity fund	Delaware
Thrivent White Rose Fund IX Fund of Funds, L.P.[5,32]	Private equity fund	Delaware
Thrivent White Rose GP X, LLC[2,31]	General partner	Delaware
Thrivent White Rose Fund X, Equity Direct, L.P.[5,34]	Private equity fund	Delaware
Thrivent White Rose Fund X, Fund of Funds, L.P.[5,35]	Private equity fund	Delaware
Thrivent White Rose GP XI, LLC[4,36]	General partner	Delaware
Thrivent White Rose Fund XI Equity Direct, L.P.[5,37]	Private equity fund	Delaware
Thrivent White Rose Fund XI Fund of Funds, L.P.[5,38]	Private equity fund	Delaware
Thrivent White Rose GP XII, LLC,[4,39]	General Partner	Delaware
Thrivent White Rose Fund XII Equity Direct, L.P.[5,40]	Private equity fund	Delaware
Thrivent White Rose Fund XII Fund of Funds, L.P.[5,41]	Private equity fund	Delaware

Thrivent Financial Entities	Primary Business	State of Incorporation
Thrivent White Rose GP, XIII, LLC[4,42]	General Partner	Delaware
Thrivent White Rose Fund XIII Equity Direct, L.P.[5,43]	Private equity fund	Delaware
Thrivent White Rose Fund XIII Fund of Funds, L.P.[5,44]	Private equity fund	Delaware
Thrivent White Rose GP, XIV, LLC[4]	General Partner	Delaware
Thrivent White Rose Fund XIV Equity Direct, L.P.[5]	Private equity fund	Delaware
Thrivent White Rose Fund XIV Fund of Funds, L.P.[5]	Private equity fund	Delaware
Thrivent White Rose Opportunity Fund GP, LLC[1]	General partner	Delaware
Thrivent White Rose Opportunity Fund, LP1	Investment subsidiary	Delaware
Thrivent White Rose Real Estate GP I, LLC[4,45]	General partner	Delaware
Thrivent White Rose Real Estate Fund I Fund of Funds, L.P.5, 46	Private equity real estate fund	Delaware
Thrivent White Rose Real Estate GP II, LLC[4,47]	General partner	Delaware
Thrivent White Rose Real Estate Fund II, L.P.[5,48]	Private equity real estate fund	Delaware
Thrivent White Rose Real Estate GP III, LLC[4,49]	General partner	Delaware
Thrivent White Rose Real Estate Fund III, L.P.[5,50]	Private equity real estate fund	Delaware
Thrivent White Rose Endurance GP, LLC[4]	General partner	Delaware
Thrivent White Rose Endurance Fund, L.P.[5]	Private equity fund	Delaware
Thrivent White Rose Endurance GP II, LLC[4]	General partner	Delaware
Thrivent White Rose Endurance Fund II, L.P.[5]	Private equity fund	Delaware
Twin Bridge Capital Partners, LLC[6]	Investment adviser	Delaware

[1]	Wholly owned subsidiary of Thrivent Financial.
[2]	Wholly owned subsidiary of Thrivent Financial Holdings, Inc. Thrivent Financial is the ultimate controlling entity.
[3]	Wholly owned subsidiary of Thrivent Insurance Agency Inc. Thrivent Financial is the ultimate controlling entity.
[4]	Directly controlled by Thrivent Financial, which is the managing member and owns an interest in the limited liability company.
5
Directly controlled by Thrivent Financial. The fund is a pooled investment vehicle organized primarily for the purpose of investing assets of Thrivent Financial’s general account.
6
Directly controlled by Thrivent Financial. Investment advisory clients include Pacific Street Fund and Twin Bridge Narrow Gate Fund limited partnerships.
7
Thrivent Financial has a 75.503% ownership interest.
8
Thrivent Financial has a 99.311% ownership interest.
9
Thrivent Financial has a 99.829% ownership interest.
10
Thrivent Financial has a 67.877% ownership interest.
[11]	Thrivent Financial has a 99.831% ownership interest.
[12]	Thrivent Financial has a 67.995% ownership interest.
[13]	Thrivent Financial has a 99.269% ownership interest.
[14]	Thrivent Financial has a 99.815% ownership interest.
[15]	Thrivent Financial has a 66.044% ownership interest.
[16]	Thrivent Financial has a 98.936% ownership interest.
[17]	Thrivent Financial has a 99.828% ownership interest.
[18]	Thrivent Financial has a 64.508% ownership interest.
[19]	Thrivent Financial has a 99.054% ownership interest.
[20]	Thrivent Financial has a 99.820% ownership interest.
[21]	Thrivent Financial has a 30.854% ownership interest.
[22]	Thrivent Financial has a 98.975% ownership interest.
[23]	Thrivent Financial has a 99.867% ownership interest.
[24]	Thrivent Financial has a 30.691% ownership interest.
[25]	Thrivent Financial has a 98.856% ownership interest.
[26]	Thrivent Financial has a 99.831% ownership interest.
[27]	Thrivent Financial has a 25.000% ownership interest.
[28]	Thrivent Financial has a 98.634% ownership interest.
[29]	Thrivent Financial has a 99.680% ownership interest.
[30]	Thrivent Financial has a 37.000% ownership interest.
[31]	Thrivent Financial has a 98.620% ownership interest.
[32]	Thrivent Financial has a 99.881% ownership interest.

[33]	Thrivent Financial has a 34.000% ownership interest.
34
Thrivent Financial has a 98.296% ownership interest.
35
Thrivent Financial has a 99.881% ownership interest.
36
Thrivent Financial has a 17.500% ownership interest.
37
Thrivent Financial has a 98.582% ownership interest.
38
Thrivent Financial has a 99.871% ownership interest.
[39]	Thrivent Financial has a 22.500% ownership interest.
40
Thrivent Financial has a 99.112% ownership interest.
41
Thrivent Financial has a 99.919% ownership interest.
42
Thrivent Financial has a 15.000% ownership interest.
43
Thrivent Financial has a 99.933% ownership interest.
44
Thrivent Financial has a 98.593% ownership interest.
45
Thrivent Financial has a 99.732% ownership interest.
46
Thrivent Financial has a 99.112% ownership interest.
47
Thrivent Financial has a 23.000% ownership interest.
48
Thrivent Financial has a 99.683% ownership interest.
49
Thrivent Financial has a 19.000% ownership interest.
50
Thrivent Financial has a 99.900% ownership interest.
The subsidiaries of Thrivent Financial are shown above. In addition, Thrivent Series Fund, Inc. is an investment company registered under the Investment Company Act of 1940, offering its shares to the separate accounts identified below; and the shares of the Fund held in connection with certain of the accounts are voted by Thrivent Financial in accordance with voting instructions obtained from the persons who own, or are receiving payments under, variable annuity or variable life insurance contracts issued in connection with the separate accounts, or in the same proportions as the shares which are so voted.
1.	Thrivent Variable Life Account I
2.	Thrivent Variable Insurance Account A
3.	Thrivent Variable Insurance Account B
4.	Thrivent Variable Insurance Account C
5.	Thrivent Variable Annuity Account I
6.	Thrivent Variable Annuity Account II
7.	Thrivent Variable Annuity Account A
8.	Thrivent Variable Annuity Account B
9.	Thrivent Variable Annuity Account C
Indemnification
Section 33 of Depositor’s Bylaws; Article VIII the Fund’s Articles of Incorporation; Section 4.01 of the Fund’s First Amended and Restated Bylaws; and Section Eight of Thrivent Investment Management Inc.’s Articles of Incorporation, contain provisions requiring the indemnification by Depositor, the Funds, and Thrivent Investment Management Inc. of their respective directors, officers and certain other individuals for any liability arising based on their duties as directors, officers or agents of the Depositor, Fund or Thrivent Investment Management Inc., unless, in the case of the Fund, such liability arises due to the willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of such office.
Section 8 of the Participation Agreement between Depositor, the Accounts and the Fund contains a provision in which the Fund and Depositor mutually agree to indemnify and hold the other party (including its Officers, agents, and employees) harmless for any and all loss, cost damage and expense, including reasonable attorney’s fees, incurred by the other party arising out of their performance under the Agreement, unless such liability is incurred as a result of the party’s gross negligence, bad faith, or willful misfeasance or reckless disregard of its obligations and duties under the Agreement.
In addition, Section XII of the Investment Advisory Agreement between the Fund and Depositor contain provisions in which the Fund and Depositor mutually agree to indemnify and hold the other party (including its officers, agents, and employees) harmless for any and all loss, cost damage and expense, including reasonable attorney’s fees, incurred by the other party arising out of their performance under the Agreement, unless such liability is incurred as a result of the party’s gross negligence, bad faith, or willful misfeasance or reckless disregard of its obligations and duties under the Agreement.

Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of Registrant, pursuant to the foregoing provisions or otherwise, Registrant has been advised that, in the opinion of the Securities and Exchange Commission, such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by Depositor, the Fund, or Thrivent Investment Management Inc. of expenses incurred or paid by a director or officer or controlling person of Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person of Registrant in connection with the securities being registered, Depositor, the Fund, or Thrivent Investment Management Inc. will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question of whether or not such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.
Principal Underwriter
(a) Other activity.    Thrivent Investment Management Inc. is the principal underwriter of the Contracts.
(b) Management.    The directors and principal officers of Thrivent Investment Management Inc. are set out below. Unless otherwise indicated, the principal business address of each person named below is 600 Portland Avenue S., Suite 100, Minneapolis, MN 55415-4402.
Name and Principal Business Address	Position and Offices with Underwriter
Vibhu Sharma	Director
Thomas J. Birr 4321 North Ballard Road Appleton WI 54919	Vice President
Christopher J. Osborne	Vice President & Supervision
David J. Kloster	President and Director
Andrea C. Golis	Chief Compliance Officer
Kurt S. Tureson	Director, Affiliate Finance, CFO and Treasurer
Kathleen M. Koelling 4321 North Ballard Road Appleton WI 54919	Privacy Officer
Tonia Nicole James Gilchrist	Chief Legal Officer and Secretary
Sharon K. Minta 4321 North Ballard Road Appleton WI 54919	Anti-Money Laundering Officer
Luke W. Winskowski	Director
Nikki L. Sorum	Director
Cynthia J. Nighbur	Assistant Secretary
Jessica E. English	Assistant Secretary
Mary E. Faulkner	Chief Information Security Officer
(c) Compensation from Registrant.    Not Applicable.
Location of Accounts and Records
The accounts and records of Registrant are located at the offices of Depositor at 600 Portland Avenue S., Suite 100, Minneapolis, Minnesota 55415-4402 and 4321 North Ballard Road, Appleton, Wisconsin 54919.
Management Services
Not Applicable.

Item 37.    Fee Representation
Depositor represents that, as to the flexible premium variable life contracts that are the subject of this registration statement, File No. 333-76152, that the fees and charges deducted under the contracts, in the aggregate, are reasonable in relation to the services rendered, the expenses expected to be incurred, and the risks assumed by the Depositor.

SIGNATURES
Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, as amended, the Registrant certifies that it meets the requirements of the Securities Act Rule 485(b) for effectiveness of this Registration Statement and has duly caused this Amended Registration Statement to be signed on its behalf by the undersigned, duly authorized, in the City of Minneapolis and the State of Minnesota on this 26th day of April, 2021.
Thrivent Variable Insurance Account A (Registrant)
By:	Thrivent Financial for Lutherans (Depositor)
By:	/s/Tonia Nicole James Gilchrist
Tonia Nicole James Gilchrist Vice President and Managing Counsel
As required by the Securities Act of 1933, this Amended Registration Statement has been signed by the Depositor on the 26th day of April, 2021.
Thrivent Financial for Lutherans (Depositor)
By:	/s/Tonia Nicole James Gilchrist
Tonia Nicole James Gilchrist Vice President and Managing Counsel
Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following persons in the capacities indicated below.
Teresa J. Rasmussen*	President, Chief Executive Officer and Director (Principal Executive Officer)

Vibhu Sharma*	Executive Vice President, Chief Financial Officer and Treasurer (Principal Financial Officer)

Bonnie E. Raquet*	Chair of the Board
N. Cornell Boggs, III*	Director
Kenneth A. Carow*	Director
Lynn Crump-Caine*	Director
Eric J. Draut*	Director
Kirk D. Farney*	Director
Mark A. Jeske*	Director
Kathryn V. Marinello*	Director
Bradford N. Creswell*	Director
Nichole B. Pechet*	Director
Deborah M. Ackerman*	Director
Angela S. Rieger*	Director
* Tonia Nicole James Gilchrist, by signing her name hereto, does hereby sign this document on behalf of each of the above-named directors and officers of Thrivent Financial for Lutherans pursuant to powers of attorney duly executed by such persons.
/s/Tonia Nicole James Gilchrist	April 26, 2021
Tonia Nicole James Gilchrist Attorney-in-Fact	Date

INDEX TO EXHIBITS
The exhibits below represent only those exhibits which are newly filed with this Registration Statement. See Item 26 of Part C for exhibits not listed below.
Exhibit Number	Name of Exhibit
(k)	Opinion & Consent of Counsel
(n)	Consent of Independent Registered Public Accounting Firm
(s)	Powers of Attorney for Board of Directors